Exhibit 10.28

Execution Version

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

Triple asterisks denote omissions.

LICENSE AND OPTION AGREEMENT

BY AND BETWEEN

TAKEDA PHARMACEUTICAL COMPANY LIMITED

AND

MACROGENICS, INC.

MAY 22, 2014

LICENSE AND OPTION AGREEMENT

THIS AGREEMENT (“Agreement”) is entered into as of May 22, 2014 (the “Effective Date”), by and between TAKEDA PHARMACEUTICAL COMPANY LIMITED, a corporation organized under the laws of Japan, having its principal place of business at 1-1 Doshomachi 4-chome, Chuo-ku, Osaka, Japan (hereinafter “Takeda”) and MACROGENICS, INC, a Delaware corporation having its principal place of business at 9640 Medical Center Drive, Rockville, MD 20850 (hereinafter “MacroGenics”). Takeda and MacroGenics are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, MacroGenics has discovered and is developing a proprietary program that includes a Compound (as defined below) using the DART Platform (as defined below) for the treatment of activated B-cell diseases, containing CD32B and CD79B specificities and is coded by MacroGenics as MGD010, with various potential human therapeutic uses;

WHEREAS, the Parties desire for MacroGenics to further research, develop, and manufacture such Compound to completion of the Pre-Option Development Plan (as defined below), all in accordance with the terms and conditions of this Agreement;

WHEREAS, the Parties desire for Takeda to have an exclusive option at the end of the Pre-Option Development Plan to take over responsibility for further research, development, manufacture and commercialization of such Compound, all in accordance with the terms and conditions of this Agreement; and

WHEREAS, the Parties desire to enter into negotiations regarding a separate Research Agreement (as defined below), pursuant to which the Parties would evaluate DARTs (as defined below) using the DART Platform (other than a Compound) under a joint Research Program (as defined below).

NOW, THEREFORE, in consideration of the foregoing and the premises and conditions set forth herein, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

1.1 “Accounting Standards” means GAAP in the case of MacroGenics and IFRS in the case of Takeda.

1.2 “Advertising and Market Research Expenses” means all reasonable out of pocket Third Party expenses related to: (a) conducting and monitoring professional and consumer appraisals of Products in the North American market, such as market share

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

services (e.g., IMS data), pricing analysis, special research testing and focus groups; and (b) advertising and promotion of Products in North America through any means, including: (i) television and radio advertisements; (ii) advertisements appearing in journals, newspapers, magazines or other media; (iii) seminars, symposia and conventions; (iv) packaging design; (v) programs for education of health care professionals; (vi) Product samples; (vii) visual aids and other selling materials; (viii) hospital formulary committee presentations; (ix) presentations to state and other governmental formulary committees; and (x) all media costs associated with Product advertising.

1.3 “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of fifty percent (50%) or more of the voting stock of such entity, by contract or otherwise.

1.4 “Alliance Manager” means the person appointed by each Party from within their respective organization to coordinate and facilitate the communication, interaction and cooperation of the Parties pursuant to this Agreement.

1.5 “Applicable Law” means all applicable statutes, ordinances, regulations, rules, or orders of any kind whatsoever of any Governmental Authority, including the U.S. Food, Drug and Cosmetic Act, (21 U.S.C. §301 et seq.) (“FFDCA”), Prescription Drug Marketing Act, the Generic Drug Enforcement Act of 1992 (21 U.S.C. §335a et seq.), U.S. Patent Act (35 U.S.C. §1 et seq.), Federal Civil False Claims Act (31 U.S.C. §3729 et seq.), and Anti-Kickback Statute (42 U.S.C. §1320a-7b et seq.), all as amended from time to time, together with any rules, regulations, and compliance guidance promulgated thereunder.

1.6 “Bayh-Dole Act” means the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§ 200-212, as well as any regulations promulgated pursuant thereto, including 37 C.F.R. Part 401, and any successor statutes or regulations.

1.7 “Binds” or “Binding” means the binding of a molecule, including a DART, to a target with specificity.

1.8 “Biosimilar Competition Percentage” means, with respect to each Product in a given country in the Territory in a given calendar month, the total number of units of all Biosimilar Products sold divided by the sum of: (a) the total number of units of the Product sold, and (b) the total number of units of all Biosimilar Products sold, where, in each case, the number of units of the Product and each Biosimilar Product sold shall be based on the average of the monthly IMS data (or IMS-equivalent data mutually agreed upon by the Parties if IMS data is not available).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.9 “Biosimilar Product” means (a) a biologic therapeutic containing the same amino acid polymer as any Product; (b) a biologic therapeutic containing an amino acid polymer that is highly similar, or similar enough to one contained in a reference Product, notwithstanding minor differences in clinically inactive components, to permit an applicant for Regulatory Approval for such biologic therapeutic to refer to and rely on clinical and other scientific Information regarding the safety, purity, potency and/or efficacy of the reference Product in order to allow such biologic therapeutic to receive Regulatory Approval in any jurisdiction within the Territory through an abbreviated regulatory pathway; or (c) a biologic therapeutic containing an amino acid polymer that is highly similar, or similar enough to one contained in a reference Product, notwithstanding minor differences in clinically inactive components, to permit such biologic therapeutic to be marketed in any jurisdiction within the Territory as generic-equivalent, functionally equivalent, biosimilar, biogeneric, interchangeable, or by using any other description referring to the reference Product (and/or such Product’s clinical and other scientific Information) for support for safety, purity, potency and/or efficacy claims for such biologic therapeutic.

1.10 “Business Day” means a day other than Saturday, Sunday or any other day on which commercial banks located in the State of New York, U.S., or Japan, are authorized or obligated by Applicable Law to close.

1.11 “Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31; provided, however, that (a) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first complete Calendar Quarter thereafter; and (b) the last Calendar Quarter of the Term shall end upon the expiration or termination of this Agreement.

1.12 “Calendar Year” means the twelve-month period ending on December 31; provided, however, that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on December 31, 2014; and (b) the last Calendar Year of the Term shall end on the effective date of expiration or termination of this Agreement.

1.13 “Centralized Approval Procedure” means, to the extent compulsory for the Regulatory Approval of Compounds and Products, the procedure administrated by the EMA which results in a single marketing authorization that is valid in all European Union countries, as well as in Iceland, Liechtenstein and Norway.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.14 “Change of Control” A “Change of Control” shall occur if: (a) any Third Party acquires directly or indirectly the beneficial ownership of any voting security of MacroGenics, or if the percentage ownership of such person or entity in the voting securities of MacroGenics is increased through stock redemption, cancellation or other recapitalization, and immediately after such acquisition or increase such Third Party is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then-outstanding voting securities of MacroGenics; (b) the consummation of a merger, consolidation, recapitalization, or reorganization of MacroGenics, other than any such transaction, which would result in stockholders or equity holders of MacroGenics, or an Affiliate of MacroGenics, immediately prior to such transaction owning at least fifty percent (50%) of the outstanding securities of the surviving entity (or its parent entity) immediately following such transaction; (c) the stockholders or equity holders of MacroGenics approve a plan of complete liquidation of MacroGenics, or an agreement for the sale or disposition by MacroGenics of all or substantially all of MacroGenics’ assets, other than pursuant to the transaction as described above or to an Affiliate; or (d) the sale or other transfer to a Third Party of all or substantially all of MacroGenics’ assets which relate to this Agreement.

1.15 “Clinical Trial Material” or “CTM” means a Product that is in a finished pharmaceutical dosage form that is intended for administration and dosing to humans in clinical trials.

1.16 “Co-Funding Materials” shall have the meaning set forth in Section 7.2

1.17 “Co-Funding Option” shall have the meaning set forth in Section 7.2.

1.18 “Co-Funding Option Deadline” means the earlier of: (a) [***] after Takeda delivers the Co-Funding Materials to MacroGenics in accordance with Section 7.2; or (b) the day prior to MacroGenics undergoing a Change of Control.

1.19 “Co-Funding Term” means the time period commencing on the date Takeda receives MacroGenics’ notice that it exercises the Co-Funding Option (in accordance with Section 7.2) and concluding on the effective date of a Co-Funding Termination Event, if any.

1.20 “Co-Funding Termination Event” means either: (a) MacroGenics’ exercise of the Limited Funding Option; or (b) MacroGenics’ failure to pay the total amount due under a Phase III Trial Expense Invoice, other than an amount in reasonable dispute, within the later of the due date set in such invoice or [***] after the date of such invoice.

1.21 “Combination Product” means a human therapeutic product that is Developed or commercialized by Takeda in the Territory in the Field under this Agreement and that comprises, consists of, or incorporates two or more active pharmaceutical ingredients, or a package including two or more different pharmaceutical products, which includes a Compound, as one of the active pharmaceutical ingredients together with any formulation ingredients, regardless of the formulation or mode of administration of such Combination Product. For the sake of clarity, a Combination Product is a Product.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.22 “Commercialization Expenses” means those expenses incurred by either Party (as detailed below) for the purpose of, and directly and specifically attributable to, the commercialization of Products in North America, and shall consist of the following expenses incurred: (a) by Takeda, or for its account: (1) Takeda Detailing Expenses, (2) any fees per-Detail paid to MacroGenics pursuant to the Co-Promotion Agreement; (3) Manufacturing Expenses, (4) Marketing Expenses, (5) Phase IV Trial Expenses, (6) reasonable out of pocket Third Party expenses arising from the selection, prosecution and enforcement of any Product-specific trademarks; and (b) by either Party, or for such Party’s account: (1) Internal Expenses and reasonable out of pocket Third Party expenses incurred for the training of each Party’s respective sales force, (2) reasonable out of pocket Third Party expenses arising from any infringement action initiated in accordance with Section 9.5; (3) any Product Liabilities that arise after Regulatory Approval, including reasonable out of pocket Third Party expenses related to such Product Liabilities; and (4) Third Party Obligations, arising under Section 8.9. For purposes of clarity, no general corporate overhead or fixed charges that are not directly and specifically attributable to the commercialization of Products shall constitute Commercialization Expenses (except as otherwise provided under the definition of Manufacturing Expenses).

Commercialization Expenses shall not include: (a) expenses related to any Phase Ia Trial, Phase Ib Trial, Phase II Trial, or Phase III Trial, even if incurred after the First Commercial Sale of a Product in North America; (b) any expenses incurred by either Party more than [***] to the First Commercial Sale of a Product in North America; (c) costs that are deductible from Net Sales under the definition thereof; and (d) any Liabilities incurred by a Party as a result of such Party’s negligence, gross negligence, illegal conduct, willful misconduct or breach of such Party’s representations and warranties made hereunder and any such Liabilities will be treated as the sole and exclusive responsibility of the Party whose actions or omissions gave rise to such Liabilities.

1.23 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended, or considerations to be undertaken, by a Party or its Affiliate with respect to any objective, activity or decision to be undertaken hereunder, reasonable, good faith efforts to accomplish such objective, activity or decision as such Party would normally use to accomplish a similar objective, activity or decision under similar circumstances, it being understood and agreed that with respect to the Development, Manufacture, seeking and obtaining Regulatory Approval, or commercialization of a Compound or a Product, such efforts and resources shall be consistent with those efforts and resources commonly used by a Party under similar circumstances for similar compounds or products owned by it or to which it has similar rights, which compound or product, as applicable, is at a similar stage in its development or product life and is of similar market potential taking into account: (a) issues of efficacy, safety, and expected and actual approved labeling, (b) the expected and actual competitiveness of alternative products sold by Third Parties in the marketplace, (c) the expected and actual Product profile of the Compound or the Product, (d) the expected and actual patent and other proprietary position of the Compound or the Product, (e) the likelihood of Regulatory Approval given the regulatory structure involved, including regulatory or data exclusivity, (f) the expected and actual profitability and return on investment of the Compound or the Product, or other compounds or products in a Party’s portfolio of compounds or products, taking into consideration, among other factors, expected and actual (1) Third Party costs and expenses, (2) royalty, milestone and other payments whether paid to MacroGenics pursuant to this Agreement or to Third Parties, and (3) the pricing and reimbursement relating to the Product(s).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Commercially Reasonable Efforts shall be determined on a country-by-country and indication-by-indication basis for the Compound or the Product, as applicable, and it is anticipated that the level of effort and resources that constitute “Commercially Reasonable Efforts” with respect to a particular country or indication will change over time, reflecting changes in the status of the Compound or the Product, as applicable, and the country(ies) involved. Notwithstanding the foregoing, neither Party shall be obligated to Develop, seek Regulatory Approval for, or commercialize a Compound or a Product: (a) which, in its reasonable opinion, after discussion with the other Party, caused or is likely to cause a fatal, life-threatening or other adverse safety event that is reasonably expected, based upon then available data, to preclude obtaining Regulatory Approval for such Compound or Product, or, if Regulatory Approval of such Product has already been obtained, to preclude continued marketing of such Product; or (b) in a manner inconsistent with Applicable Law.

1.24 “Competitive Infringement” means any infringement or misappropriation that involves the Development, Manufacture, use or commercialization of a product or product candidate that [***].

1.25 “Compound” means each DART, including MGD010, that Binds both Product Targets.

1.26 “Confidential Information” means, subject to Article 11, all non-public or proprietary Information disclosed by a Party to the other Party under this Agreement, which may include ideas, inventions, discoveries, concepts, compounds, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, inventories, machines, techniques, development, designs, drawings, computer programs, skill, experience, documents, apparatus, results, clinical and regulatory strategies, Regulatory Documentation, Information and submissions pertaining to, or made in association with, filings with any Governmental Authority, data, including pharmacological, toxicological and clinical data, analytical and quality control data, manufacturing data and descriptions, patent and legal data, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, material, product samples and other samples, physical, chemical and biological materials and compounds, and the like, without regard as to whether any of the foregoing is marked “confidential” or “proprietary,” or disclosed in oral, written, graphic, or electronic form. Confidential Information shall include: (a) the terms and conditions of this Agreement; and (b) Confidential Information disclosed by either Party pursuant to the Mutual Confidential Disclosure Agreement between MacroGenics and Takeda Pharmaceuticals International, Inc. (“TPI”) dated June 27, 2012 and as subsequently amended.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.27 “Co-Promote Materials” shall have the meaning set forth in Section 7.3

1.28 “Co-Promote Option” shall have the meaning set forth in Section 7.3.

1.29 “Co-Promote Option Deadline” means the earlier of: (a) [***] after Takeda delivers the Co-Promote Materials to MacroGenics in accordance with Section 7.3; or (b) the day prior to MacroGenics undergoing a Change of Control.

1.30 “Control” or “Controlled” means, with respect to any Information, Know-How, Patent or other intellectual property right, possession by a Party, including its Affiliates, of the ability (without taking into account any rights granted by one Party to the other Party under the terms of this Agreement) to grant access, a license or a sublicense to such Information, Patent or other intellectual property right without violating the terms of any agreement or other arrangement with, or necessitating the consent of, any Third Party, at such time that the Party would be first required under this Agreement to grant the other Party such access, license or sublicense.

1.31 “Cover”, “Covering” or “Covered” means, with respect to a product, technology, process or method, that, in the absence of ownership of or a license granted under a Valid Claim, the practice or Exploitation of such product, technology, process or method would infringe such Valid Claim (or, in the case of a Valid Claim that has not yet issued, would infringe such Valid Claim if it were to issue).

1.32 “DART” means a dual affinity re-targeting molecule consisting of two (2) binding arms, whereby the first arm binds with a specificity conferred by an antibody variable region and the second arm binds with a specificity conferred by a different antibody variable region, as more fully characterized in Exhibit A. “DARTs” may include other attached regions such as Fc regions, albumin regions and pegylated regions, provided that such other attached regions do not bind to a Product Target with a specificity conferred by such other attached region.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.33 “DART Platform” means MacroGenics’ platform for generating DARTs.

1.34 “Detail” means a face-to-face meeting, between a sales representative acting on behalf of the applicable Party and a health care professional (to be defined in the Co-Promotion Agreement), during which a presentation of the Product’s attributes is presented in a manner consistent with Applicable Law and industry standards and with the quality of similar presentations made by a Party’s sales representatives for such Party’s other products, if applicable. A Detail does not include a sample drop made by a sales representative. The Parties may agree in the U.S. Commercialization Plan to include electronic Detailing through the use of information technology, such as live video conferencing.

1.35 “Develop” or “Development” means all research and non-clinical and clinical drug development activities, including toxicology, pharmacology, and other non-clinical efforts, statistical analysis, formulation development, delivery system development, statistical analysis, the performance of clinical trials, including the manufacturing of Product for use in clinical trials, or other activities reasonably necessary in order to obtain, but not maintain, Regulatory Approval of Products in the Field in the Territory. When used as a verb, “Develop” means to engage in Development activities.

1.36 “Education Expenses” means all reasonable out of pocket Third Party expenses specifically incurred to educate health care professionals licensed to practice in North America with respect to a Product in North America through any means not covered in the definition of “Advertising and Marketing Research Expenses,” but including articles appearing in journals, newspapers, magazines or other media; seminars, scientific exhibits, and conventions; and symposia, advisory boards and opinion leader development activities; and education grant programs.

1.37 “EMA” means the European Medicines Agency or any successor agency or authority having substantially the same function.

1.38 “EU5” means, collectively, France, Germany, Italy, Spain, and the United Kingdom and including, in each case, the territories and possessions of each country.

1.39 “Exploit” or “Exploitation” means to research, make, have made, distribute, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, commercialize, register, modify, enhance, improve, Manufacture, have Manufactured or otherwise dispose of.

1.40 “FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.

1.41 “Field” means the diagnosis, treatment or prevention of any indication in humans.

1.42 “First Commercial Sale” means, on a country-by-country basis, the first sale of a Product under this Agreement by Takeda, its Affiliates or its sublicensees to an end user or prescriber for use, consumption or resale of such Product in a country in the Territory in the Field where Regulatory Approval of such Product has been obtained, where such sale results in a Net Sale. Sale of a Product under this Agreement by Takeda to an Affiliate of Takeda or a sublicensee of Takeda shall not constitute a First Commercial Sale unless such Affiliate or such sublicensee is the end user of such Product. Also, sale of a Product under this Agreement by Takeda, its Affiliates or its sublicensees in a jurisdiction where Regulatory Approval for that Product has not yet been attained shall not constitute a First Commercial Sale under this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.43 “Force Majeure” means any event beyond the reasonable control of the affected Party, including embargoes; war or acts of war, including terrorism; insurrections, riots, or civil unrest; strikes, lockouts or other labor disturbances; epidemics, fire, floods, earthquakes or other acts of nature; acts, omissions or delays in acting by any Governmental Authority (other than delays incident to the ordinary course of drug development); and failure of plant or machinery (provided that such event or failure could not have been prevented by the exercise of skill, diligence, and prudence that would be reasonably and ordinarily expected from a skilled and experienced person engaged in the same type of undertaking under the same or similar circumstances).

1.44 “GAAP” means generally accepted accounting principles in the United States.

1.45 “Good Clinical Practices”, “GCP” or “cGCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guideline adopted by the International Conference on Harmonization (“ICH”), titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” (or any successor document) including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time.

1.46 “Good Laboratory Practices”, “GLP”, or “cGLP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in 21 C.F.R. Part 58 (or any successor statute or regulation), including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable guidelines promulgated under the ICH.

1.47 “Good Manufacturing Practices”, “GMP”, or “cGMP” means the then-current good manufacturing practices required by the FDA, as set forth in the FFDCA, as amended, and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable Applicable Law related to the manufacture and testing of pharmaceutical materials in jurisdictions outside the U.S., including the quality guideline promulgated by the ICH designated ICH Q7A, titled “Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients” and the regulations promulgated thereunder, in each case as they may be updated from time to time.

1.48 “Global Development Plan” means the high-level, written plan submitted by Takeda to the JSC covering all planned Development of the Compounds and the Products after the exercise of the License Option, but excluding those activities contemplated under the Post-Option Interim Development Plan.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.49 “Governmental Authority” means any multi-national, federal, state, local, municipal or other government authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.50 “HSR Act” means, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and any comparable Applicable Law in jurisdictions outside the U.S. related to the approval of transactions similar to those contemplated under this Agreement.

1.51 “IFRS” means the International Financial Reporting Standards, as promulgated by the International Standards According Board.

1.52 “IND” means (a) an Investigational New Drug application as defined in the FFDCA, as amended, and applicable regulations promulgated hereunder by the FDA, (b) a clinical trial authorization application for a product filed with a Regulatory Authority in any other regulatory jurisdiction outside the U.S., the filing of which (in the case of (a) or (b)) is necessary to commence or conduct clinical testing of a pharmaceutical product in humans in such jurisdiction, or (c) documentation issued by a Regulatory Authority that permits the conduct of clinical testing of a product in humans in such jurisdiction.

1.53 “Information” means information, inventions, discoveries, compounds, compositions, formulations, formulas, practices, procedures, processes, methods, knowledge, know-how, trade secrets, technology, techniques, designs, drawings, correspondence, computer programs, documents, apparatus, results, strategies, Regulatory Documentation, information and submissions pertaining to, or made in association with, filings with any Governmental Authority or patent office, data, including pharmacological, toxicological, non-clinical and clinical data, analytical and quality control data, manufacturing data and descriptions, market data, financial data or descriptions, devices, assays, chemical formulations, specifications, material, product samples and other samples, physical, chemical and biological materials and compounds, and the like, in written, electronic, oral or other tangible or intangible form, now known or hereafter developed, whether or not patentable.

1.54 “Initial Manufacturing Term” means the time period commencing after initiation of the Phase Ia Trial and continuing until a date, mutually agreed by the Parties, by which time the Manufacturing Technology Transfer (as defined in Section 6.7(d)) has been completed and Takeda (or its designate) can begin to Manufacture the Compound and the Product.

1.55 “Initial Research Compound” shall have the meaning set forth on Exhibit C.

1.56 “Internal Expense” means any costs for employees, or other internal handling expenses, incurred by a Party for activities performed pursuant to this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.57 “Inventions” means any and all inventions, discoveries and developments, whether or not patentable, made, conceived or reduced to practice in the course of performance of this Agreement, whether made, conceived or reduced to practice solely by, or on behalf of, MacroGenics, Takeda, the Parties jointly, or any Affiliate of the same.

1.58 “Know-How” means all Information and Inventions of each Party that are necessary or useful to Exploit Compounds and/or Products in the Field in the Territory. Know-How excludes any Information contained within a Party’s Patents.

1.59 “Knowledge” means, as applied to a Party, that such Party shall be deemed to have knowledge of a particular fact or other matter to the extent that a reasonably prudent person with primary responsibility for the applicable subject matter (whether an officer or employee of such Party) knew or should have known of such fact or other matter.

1.60 “Liability”, “Liabilities” means losses, damages, fees, costs and other liabilities incurred by a Party related to such Party’s performance, conduct or fact of being a “Party” under this Agreement.

1.61 “License Option” shall have the meaning set forth in Section 4.1.

1.62 “License Option Deadline” means the earlier of: (a) [***] following Takeda’s receipt of the Pre-Option Data Package; and (b) [***] after the Effective Date.

1.63 “License Option Exercise” shall have the meaning set forth in Section 4.2(b).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.64 “Limited Funding Cap” means the lesser of (a) [***]; or (b) MacroGenics’ share of the Phase III Trial Expenses in accordance with Section 7.2(a), until such time as no further Phase III Trial Expenses are incurred by Takeda.

1.65 “Limited Funding Option” shall have the meaning set forth in Section 7.2(c).

1.66 “MAA” or “Marketing Authorization Application” means an application for Regulatory Approval (but excluding a pricing approval) in any particular jurisdiction other than the U.S.

1.67 “MacroGenics Business Partners” means any Third Party to which, as of the Effective Date or during the Term, MacroGenics has granted a license under, or other rights in, MacroGenics’ intellectual property rights related to the DART Platform which is also reasonably necessary or useful to Exploit a Compound or a Product, including [***].

1.68 “MacroGenics Expense Overrun” means the difference between: (a) the MacroGenics Pre-Option Out of Pocket Expenses which are actually incurred by MacroGenics in furtherance of the Pre-Option Development Plan; and (b) the MacroGenics Pre-Option Out of Pocket Expenses budgeted on the Effective Date, as set forth in the Pre-Option Development Budget attached at Exhibit D.

1.69 “MacroGenics Know-How” means all Know-How owned or Controlled by MacroGenics, as of the Effective Date or during the Term, including all MacroGenics’ Inventions, that are necessary or useful to Exploit Compounds or Products in the Field in the Territory.

1.70 “MacroGenics Out of Pocket Patent Costs” means all reasonable out of pocket Third Party expenses incurred by MacroGenics pursuant to the filing, prosecution and maintenance of MacroGenics Patents.

1.71 “MacroGenics Option” means, individually, the Co-Funding Option, the Limited Funding Option (each as defined in Section 7.2) and the Co-Promote Option (as defined in Section 7.3).

1.72 “MacroGenics Patents” means all Patents owned or Controlled by MacroGenics (including MacroGenics’ interest in Joint Patents and Patents Covering MacroGenics’ Inventions), as of the Effective Date or during the Term that: (a) Cover the composition of matter of, or the method of making or using, the sale or the importation of the Compounds or the Products; or (b) that are otherwise necessary or useful to Exploit the Compounds or the Products in the Field in the Territory. The MacroGenics Patents as of the Effective Date include those set forth on Exhibit B.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.73 “MacroGenics Platform Patent” means a MacroGenics Patent that is a Platform Patent.

1.74 “MacroGenics Pre-Option Out of Pocket Expenses” means all reasonable out of pocket Third Party expenses incurred by MacroGenics arising under the Pre-Option Development Budget.

1.75 “MacroGenics Product Patent” means a MacroGenics Patent that is a Product Patent.

1.76 “MacroGenics Technology” means, collectively, the MacroGenics Patents and the MacroGenics Know-How.

1.77 “Major Markets” means, collectively, the U.S., the EU5 and Japan.

1.78 “Manufacture”, “Manufacturing” means all activities related to the manufacturing of a Compound or a Product, or any ingredient thereof, including manufacturing of finished Product for Development and commercialization, labeling, packaging, in-process and finished Product testing, release of Product or any component or ingredient thereof, including Compound, quality assurance activities related to manufacturing and release of Compound or Product, and ongoing stability tests and regulatory activities related to any of the foregoing.

1.79 “Manufacturing Development” means any of the following with respect to a Compound or a Product: manufacturing process development and validation, process improvements, associated analytical development and validation and the manufacture and testing of stability or consistency lots (including process development, qualification, QA, and test batches).

1.80 “Manufacturing Expenses” means (a) with respect to a Compound or a Product that is Manufactured by a Third Party, the actual purchase price paid by a Party or its Affiliate to such Third Party for such Compound or Product, and (b) with respect to a Compound or a Product that is Manufactured directly by a Party or its Affiliate, the Direct Expenses and Indirect Expenses incurred in connection with the Manufacture of such Compound or Product, facility costs including depreciation, and overhead, such calculation being based upon accepted industry standards and applicable Accounting Standards, including any such expenses related to Manufacturing Development. Manufacturing Expenses shall not include any: (X) manufacturing variances due to idle plant capacity not allowed as a capitalized expense under applicable Accounting Standards, (Y) expenses allocable to other products, or (Z) any profit related to intercompany transfer pricing.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(a) “Direct Expenses” means those material and labor and services expenses captured in time sheets, invoices, and the like which are specifically attributable to Manufacture of a Compound or a Product, including costs of raw materials, Manufacturing supplies, solvents, containers, container components, packaging, labels and other printed materials used in production. Direct labor expenses include allocated FTE expenses for personnel directly involved in Manufacturing Compound or Product in accordance with cGMP requirements such as production, quality control, quality assurance, microbiology, and other similar departments as needed to the extent such personnel participate directly in the production of Compound or Product and components thereof. Direct service expenses include reasonable out of pocket Third Party expenses related to the Manufacture of Compound or components thereof.

(b) “Indirect Expenses” means indirect production costs such as a reasonable allocation of expenses associated with a Party’s personnel directly supporting the Manufacturing of Compound or Product in accordance with cGMP requirements, including labor for, and indirect costs of, quality control, quality assurance, raw material acquisition and acceptance, microbiology, document control, calibration/validation, and non-R&D expenses for process development and analytical methods development and shall not include any Direct Expenses.

1.81 “Marketing Management Expenses” means Internal Expenses of Takeda arising from the management of commercialization activities in North America, including management and administration of managed care and national accounts and other activities associated with developing overall sales and marketing strategies; Product related advertising, market research and public relations; relationship maintenance with opinion leaders, professional societies, contract pricing administrators, and market information systems; education programs for health care professionals; governmental affairs activities for reimbursement, formulary acceptance; and other activities directly related to the marketing and/or promotion of a Product in North America; provided that, in each case, such costs may be allocated to the Product on a percent of sales or other basis consistently applied within and across Takeda’s operating units; provided, further, that such allocation is made no less favorable to the Product than to the internal allocation to Takeda’s other products.

1.82 “Marketing Expenses” means the sum of Marketing Management Expenses, Advertising and Market Research Expenses and Education Expenses.

1.83 “Material Amendment of the Post-Option Interim Development Plan” means, with respect to an amendment to the Post-Option Interim Development Plan, an amendment which materially changes: (a) the [***]; (b) the [***]; (c) the [***]; (d) the [***]; (e) the [***]; and (f) the [***].

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.84 “Material Amendment of the Pre-Option Development Plan” means, with respect to an amendment to the Pre-Option Development Plan, an amendment which materially changes: (a) the [***]; (b) the [***]; (c) the [***]; and (d) the [***].

1.85 “MGD010” means the compound with the chemical structure as set forth on Exhibit A.

1.86 “N.A. Profit” means the profits or losses resulting from the commercialization of Products in North America and which shall be equal to Net Sales of Products in North America less Commercialization Expenses for such Products.

1.87 “Net Sales” means, with respect to any Product, the gross amounts invoiced and/or received by Takeda, its Affiliates and its respective sublicensees for sales of such Product to unaffiliated Third Parties, less the following deductions, to the extent reasonable and customary, provided to unaffiliated entities and actually allowed and taken with respect to such sales:

(a) cash, trade or quantity discounts, charge-back payments, and rebates actually granted to trade customers, managed health care organizations, pharmaceutical benefit managers, group purchasing organizations and national, state, or local government;

(b) credits, rebates or allowances actually allowed upon prompt payment or on account of claims, damaged goods, rejections or returns of such Product, including in connection with recalls, and the actual amount of any write-offs for bad debt (provided that an amount subsequently recovered will be treated as Net Sales);

(c) packaging, freight, postage, shipping, transportation, warehousing, handling and insurance charges, in each case actually allowed or paid for delivery of such Product, and any customary payments with respect to the Products actually made to wholesalers or other distributors, in each case actually allowed or paid for distribution and delivery of Product, to the extent billed or recognized; and

(d) taxes (other than income taxes), duties, tariffs, mandated contribution or other governmental charges levied on the sale of such Product, including VAT, excise taxes, sales taxes and annual fees paid pursuant to the Patient Protection and Affordable Care Act (“ACA”), provided that such ACA annual fees shall be reasonably allocable to the Product.

Notwithstanding the foregoing, amounts received or invoiced by Takeda, its Affiliates, or its respective sublicensees for the sale of such Product among Takeda, its Affiliates or its respective sublicensees for resale shall not be included in the computation of Net Sales hereunder. In any event, any amounts received or invoiced by Takeda, its Affiliates, or its sublicensees shall be accounted for only once. For purposes of determining Net Sales, a Product shall be deemed to be sold when recorded by Takeda in accordance with IFRS. For clarity, a particular deduction may only be accounted for once in the calculation of Net Sales. Net Sales shall exclude reasonable and customary quantities of samples of Product transferred or disposed of at no cost for promotional or educational purposes. For the avoidance of doubt, as applied for all purposes in this agreement, Net Sales shall be accounted for in accordance with standard accounting practices, as practiced by Takeda in the relevant country in the Territory, but in any event in accordance with IFRS, as consistently applied in such country in the Territory.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

The Net Sales of any Combination Product:

(x) for which the Compound(s) and other active ingredient(s) of such Combination Product are sold separately by Takeda, or any of its Affiliates or sublicensees, in such country, then Net Sales for such Combination Product in such country shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the average Net Sales price of the Product containing the Compound(s) as the only active ingredient(s) as sold separately by Takeda or any of its Affiliates or sublicensees in such country, and B is the average net sales (calculated in a manner analogous to the manner in which Net Sales are calculated as set forth above) price of the other active ingredient(s) in the Combination Product as sold separately by Takeda or any of its Affiliates or sublicensees in such country;

(y) for which the (i) Compound(s) of such Combination Product is/are sold separately by Takeda or any of its Affiliates or sublicensees in such country and (ii) the other active ingredient(s) in the Combination Product is/are not sold separately by Takeda or any of its Affiliates or sublicensees in such country, then Net Sales for such Combination Product in such country shall be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/D, where A is the average Net Sales price of the Product containing the Compound(s) as the only active ingredient(s), as sold separately by Takeda or any of its Affiliates or sublicensees in such country, and D is the average Net Sales price of the Combination Product as sold separately by Takeda or any of its Affiliates or sublicensees in such country; and

(z) for which neither clause (x) nor clause (y) above is applicable, the Parties shall determine Net Sales for such Combination Product in such country by mutual agreement based on the relative contribution of the Product and the other active ingredient(s) in the Combination Product.

1.88 “North America” means the U.S., Canada and Mexico, including in each case, the territories and possessions of such country.

1.89 “Other Indication” means an indication other than a Primary Indication.

1.90 “Patents” means all: (a) patents, including any utility or design patent; (b) patent applications, including provisionals, substitutions, divisionals, continuations, continuations in-part or renewals; (c) patents of addition, restorations, extensions, supplementary protection certificates, registration or confirmation patents, patents resulting from post-grant proceedings, re-issues and re-examinations; (d) other patents or patent applications claiming priority directly or indirectly to: (i) any such specified patent or patent application specified in (a) through (c), or (ii) any patent or patent application from which a patent or patent application specified in (a) through (c) claim direct or indirect priority; (e) inventor’s certificates; (f) other rights issued from a Governmental Authority similar to any of the foregoing; and (g) in each of (a) through (f), whether such patent, patent application or other right arises in the U.S. or any other jurisdiction in the Territory.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.91 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision, department or agency of a government.

1.92 “Phase Ia Trial” means the clinical trial activities contemplated under the Pre-Option Development Plan or an initial clinical trial of a Product under this Agreement that: (a) is a first-in-humans trial on subjects who are healthy volunteers or patients; (b) is for the purposes of establishing initial safety, tolerability, pharmacokinetic and pharmacodynamic Information for the Product; (c) exposes subjects to a single dose of the Product; and (d) is designed to provide the sponsor of the clinical trial with sufficient Information about the Product to initiate a Phase Ib Trial.

1.93 “Phase Ib Trial” means the clinical trial activities contemplated under the Post-Option Interim Development Plan or a clinical trial of a Product under this Agreement that: (a) follows completion of a Phase Ia Trial; (b) is for the purposes of establishing initial safety, tolerability, pharmacokinetic and pharmacodynamic and initial clinical effectiveness Information for the Product, (c) exposes subjects in the trial to repeated doses of the Product; and (d) is designed to provide the sponsor of the clinical trial with sufficient Information about the Product to initiate a Phase II Trial for the Product.

1.94 “Phase II Trial” means a clinical trial of the Compound or the Product with the endpoint of evaluating its effectiveness for a particular indication or indications in one or more specified doses or its short term tolerance and safety, as well as its pharmacokinetic and pharmacodynamic information in patients with the indications under study.

1.95 “Phase III Trial” means a pivotal clinical trial on a sufficient number of patients, which trial is designed to: (a) establish that the Product is safe and efficacious for its intended use; (b) define warnings, precautions and adverse reactions that are associated with the Product in the dosage range to be prescribed; and (c) pivotal to support Regulatory Approval for the Product.

1.96 “Phase III Trial Expenses” means all reasonable out of pocket Third Party expenses incurred for the Territory by Takeda related to each Phase III Trial which Takeda, at the initiation of such Phase III Trial, reasonably intends will be used in support of a Regulatory Approval Application in North America for any Product in the Territory and, unless otherwise agreed by both Parties in writing at the JSC, includes at least one clinical site located in North America, including expenses arising from: (a) the activities related to the performance of such Phase III Trial; (b) Manufacturing Expenses for Product used in connection with such Phase III Trial; (c) preparation, filing, and maintenance of Regulatory Documentation; and (d) any Product Liabilities arising from the conduct of such Phase III Trial relating to a Product being used in such Phase III Trial; provided, however, any Product Liabilities that are the result of a Party’s negligence, gross negligence, illegal conduct, willful misconduct or breach of such Party’s representations or warranties are expressly excluded from the definition of Phase III Trial Expenses, and shall be treated as the sole and exclusive responsibility of the Party whose actions or omissions gave rise to such Product Liabilities. Phase III Trial Expenses shall not include any costs to conduct stability trials, bridging trials, national registration trials, or other activity to the extent such activity is intended to obtain Regulatory Approval solely in a jurisdiction other than North America, regardless if such clinical trial occurs concomitantly with a Phase III Trial. For the avoidance of doubt, either Party’s Internal Expenses related to the Development of a Compound or a Product shall not be a Phase III Trial Expense.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.97 “Phase IV Trial” means a clinical trial of a Product, possibly including pharmacokinetic studies, which trial (a) is not required to be completed prior to obtaining Regulatory Approval of an indication; and (b) either (i) is required by the Regulatory Authority as mandatory to be conducted on or after the Regulatory Approval of an indication, or (ii) is conducted voluntarily to enhance marketing or scientific knowledge of the Product (e.g., providing additional drug profile, safety data or marketing support Information, or supporting expansion of Product labeling).

1.98 “Phase IV Trial Expenses” means all reasonable out of pocket Third Party expenses incurred for North America by Takeda related to a Phase IV Trial for any Product in North America, including expenses arising from: (a) the activities related to the performance of the Phase IV Trial; (b) Manufacturing Expenses for Product used in connection with such Phase IV Trial; (c) preparation, filing, and maintenance of Regulatory Documentation; and (d) any Product Liabilities relating to a Product being used in the course of such Phase IV Trial; provided, however, any Product Liabilities that are the result of a Party’s negligence, gross negligence, illegal conduct, willful misconduct or breach of such Party’s representations or warranties are expressly excluded from the definition of Phase IV Trial Expenses, and shall be treated as the sole and exclusive responsibility of the Party whose actions or omissions gave rise to such losses, damages, fees, costs and other Liabilities.

1.99 “Platform Claim” means a Patent claim that Covers an aspect of the general structure or a property of DARTs and/or the Manufacture of DARTs generally and does not contain limitations that (a) Cover an aspect of the structure or a property (including functionality) of any Compound or Product that is specific to Compounds or Products; (b) specifically Cover the Exploitation of any Compound or Product; or (c) Cover a DART which Binds to both Product Targets.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.100 “Platform Patent” means a Patent that includes a Platform Claim and no Product Claims.

1.101 “PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency and any successor agency(ies) or authority having substantially the same function.

1.102 “Post-Option Interim Development Plan” means the Development plan, as set forth on Exhibit E, which describes the multiple ascending dose or parallel cohort Phase Ib Trials to be performed after License Option Exercise in at least [***] of which is a Primary Indication. For the avoidance of doubt any activities conducted by Takeda with respect to a Phase Ib Trial, other than those Phase Ib Trials set forth on Exhibit E, shall be part of the Global Development Plan and not the Post-Option Interim Development Plan.

1.103 “Pre-Launch Commercialization Expenses” means those Commercialization Expenses incurred by either Party prior to the First Commercial Sale of a Product in North America.

1.104 “Pre-Option Data Package” means the data package to be provided to Takeda with the following reports arising from the activities contemplated pursuant to the Pre-Option Development Plan: (a) a summary report of methodologies, findings, and correlative data, as well as all available subject and patient data generated from the translational medicine studies as described in greater detail in the Phase Ia Trial section of Exhibit D; (b) a summary of pharmacokinetic analysis; (c) an analytical report characterizing the [***] in the Phase Ia Trial; (d) available pharmacodynamic data generated as described in greater detail in the Phase Ia Trial section of Exhibit D; (e) all available data on [***] assessed during the Phase Ia Trial; (f) all available data from any repeat dose non-clinical toxicology studies completed as part of the Pre-Option Development Plan, as well as any written response from the FDA received in response to the submission of any related completed study reports; and (g) all subject level data in MacroGenics’ possession or control, which is available [***] in the Phase Ia Trial (including standard tables and listings with all observed adverse events reported, laboratory results, vital signs and electrocardiography results).

1.105 “Pre-Option Development Budget” means the detailed budget for Third Party expenses estimated by the Parties for the completion of the Development activities included within the Pre-Option Development Plan, as such budget may be amended or updated from time to time in accordance with Article 3.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.106 “Pre-Option Development Plan” means the Development plan, as set forth on Exhibit D, which details the Development activities to be conducted pursuant to this Agreement with respect to the Compound and the Product in the Field in the Territory during the Pre-Option Period, and contains the Pre-Option Development Budget, as such Pre-Option Development Plan may be amended or updated from time to time in accordance with Article 3. For the avoidance of doubt, the Pre-Option Development Plan shall be amended to [***] of the Post-Option Interim Development Plan.

1.107 “Pre-Option Period” means the time period which shall commence on the Effective Date and continue until the earlier of: (a) Takeda’s exercise of the License Option; or (b) the License Option Deadline.

1.108 “Primary Indications” means [***] and [***].

1.109 “Product” means any pharmaceutical product, including all forms, presentations, strengths, doses and formulations (including any method of delivery), containing a Compound alone or in combination with other therapeutically active ingredients, including Combination Products.

1.110 “Product Claim” means a Patent claim that (a) Covers an aspect of the structure or a property (including functionality) of any Compound or Product that is specific to Compounds or Products; (b) specifically Covers the Exploitation of any Compound or Product; or (c) Covers a DART which Binds to both Product Targets.

1.111 “Product Liabilities” means all Liabilities incurred by Takeda, its Affiliate or its sublicensee and resulting from or relating to the use of a Compound and/or a Product in a human (including clinical trials and/or commercialization) in the Territory incurred after the Effective Date. For the avoidance of doubt, Product Liabilities shall include reasonable attorneys’ and experts’ fees and costs relating to any claim or potential claim against a Party, its Affiliate, or its sublicensee and all losses, damages, fees, costs. Product Liabilities shall not include Liabilities associated with recalls and/or the voluntary or involuntary withdrawal of the Compound and/or the Product.

1.112 “Product Patent” means any Patent that includes a Product Claim.

1.113 “Product Target” means each of the CD32B target and the CD79B target.

1.114 “Promotional Materials” means all written, printed, graphic, electronic, audio or video presentations of Information, including journal advertisements, sales visual aids, formulary binders, reprints, direct mail, direct-to-consumer advertising, disease awareness materials, internet postings, broadcast advertisements and sales reminder aides (for example, note pads, pens and other such items, if appropriate), which, in each case, are permitted under Applicable Law and intended for use or used by or on behalf of a Party, its Affiliates or its sublicensees in connection with the commercialization of the Product in the Territory.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.115 “Regulatory Approval” means any and all approvals (including supplements, amendments, pre- and post-approvals, pricing and reimbursement approvals), licenses, registrations or authorizations of any national, regional, state or local Regulatory Authority, department, bureau, commission, council or other governmental entity, that are necessary for the commercialization of a Product under this Agreement in the Territory.

1.116 “Regulatory Approval Application” means a New Drug Approval Application (“NDA”) or Biologics License Application (each, as defined in the FFDCA), or any corresponding application for Regulatory Approval in the Territory, including: (a) with respect to the European Union, an MAA filed with the EMA pursuant to the Centralized Approval Procedure or with the applicable Regulatory Authority of a country in Europe with respect to the decentralized procedure, mutual recognition or any national approval procedure; and (b) an MAA filed with the PMDA, including, in each case, all supplements, amendments, variations, extensions and renewals thereof.

1.117 “Regulatory Authority” means any applicable Governmental Authority involved in granting Regulatory Approval in a country or jurisdiction in the Territory, including in the U.S., the FDA and any other applicable Governmental Authority having jurisdiction over the Product; in the EU, the EMA or any competent Governmental Authority in the EU; in Japan, the PMDA; and any other applicable Governmental Authority having jurisdiction over a Product.

1.118 “Regulatory Documentation” means, with respect to any Compound or Product under this Agreement, all regulatory filings and supporting documents created, for, submitted to or received from an applicable governmental agency or Regulatory Authority relating to such Compound or Product, and all data contained therein, including all Regulatory Materials, as well as the contents of any minutes from meetings (whether in person or by audio conference or videoconference) with Regulatory Authorities, registrations and licenses, regulatory drug lists, advertising and promotion documents shared with Regulatory Authorities, adverse event files, complaint files and Manufacturing records.

1.119 “Regulatory Exclusivity” means any exclusive marketing rights or data protection or other exclusivity rights conferred by any Regulatory Authority with respect to a Product in a country or jurisdiction in the Territory, including orphan drug exclusivity, pediatric exclusivity, rights conferred in the U.S. under the Drug Price Competition and Patent Term Restoration Act (21 U.S.C. Section 355), as amended, (the “Hatch-Waxman Act”) or in the European Union under Directive 2001/83/EC, as amended, and Regulation (EC) No. 1901/2006, as amended, or rights similar thereto in other countries or regulatory jurisdictions in the Territory. Regulatory Exclusivity shall not include exclusivity conferred by a Patent right.

1.120 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, Regulatory Approvals or other regulatory submissions, including any written correspondence or meeting minutes, made to, made with, or received from a Regulatory Authority that are necessary or reasonably desirable in order to research Develop, Manufacture, market, sell or otherwise commercialize a Product in a particular country or jurisdiction in the Territory. Regulatory Materials include INDs and Regulatory Approval Applications, and amendments and supplements for any of the foregoing, and applications for pricing and reimbursement approvals.

1.121 “Research Agreement” shall have the meaning set forth in Section 5.1.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.122 “Research Compound” means: (a) the Initial Research Compound; and (b) a DART (other than the Initial Research Compound, a Compound or a Product) that Binds two (2) targets identified in the Research Agreement against which DARTs will be generated using the DART Platform for evaluation and Development under the Research Agreement.

1.123 “Research Data Package” means, with respect to each Research Compound, all Information and data to be provided to Takeda at the conclusion of the applicable Research Plan, the contents of which shall be agreed to by the Parties pursuant to the governance set forth in the Research Agreement.

1.124 “Research Plan” means, with respect to each Research Compound, those research and development activities to be completed by the Parties, as agreed upon by the governance set forth in the Research Agreement, in order to obtain the Information and data that will comprise the Research Data Package for such Research Compound. Each Research Plan shall include a detailed budget of the Third Party expenses and MacroGenics’ FTEs estimated by the Parties for the completion of the activities contemplated under the Research Plan.

1.125 “Research Program” shall have the meaning set forth in Exhibit C.

1.126 “Royalty Term” means, on a country-by-country and Product-by-Product basis, the time period beginning with the First Commercial Sale of a Product in such country and continuing until the later of: (a) the [***]; (ii) ; or (iii) the [***].

1.127 “Takeda Know-How” means all Know-How owned or Controlled by Takeda (including all of Takeda’s Inventions that are necessary or useful to Exploit Compounds or Products in the Field in the Territory), as of the Effective Date or during the Term, that is used by Takeda to Exploit Compounds and Products in the Field in the Territory. To the extent that the foregoing sentence would cause any “Takeda Know-How” to include any Know-How owned or Controlled by Takeda related to the use of a Compound or a Product (which, for the purposes of this sentence only, does not include a “Combination Product”) in combination with another compound or product (including the use of a Compound or a Product as part of a Combination Product), such inclusion shall not cause “Takeda Know-How” to include any other Know-How owned or Controlled by Takeda related to such other compound or product or the use or manufacture of such other compound or product (or the other active component of a Combination Product) that is not a Compound or a Product.

1.128 “Takeda License” means the license granted to Takeda by MacroGenics under Section 6.1.

1.129 “Takeda Detailing Expenses” means the Internal Expenses incurred by Takeda in performance of Details or reasonable out of pocket Third Party expenses incurred by Takeda for the performance of Details by a qualified contract sales force; where such Internal Expenses shall be calculated on the basis of a fixed rate per Detail, which shall be approved by the JSC prior to the First Commercial Sale in North America.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

1.130 “Takeda Patents” means all Patents owned or Controlled by Takeda (including Takeda’s interest in Joint Patents and Patents Covering Takeda’s Inventions), as of the Effective Date or during the Term, that: (i) Cover the composition of matter of, or the method of making or using, the sale or the importation of the Compounds or the Products; or (ii) are otherwise used by Takeda to Exploit the Compounds or the Products in the Field in the Territory. To the extent that the foregoing sentence would cause “Takeda Patents” to include any Patents owned or Controlled by Takeda that Cover the use of a Compound or a Product (which, for the purposes of this sentence only, does not include a “Combination Product”) in combination with another compound or product (including the use of a Compound or a Product as part of a Combination Product), such inclusion shall not cause “Takeda Patents” to include any other Patents owned or Controlled by Takeda that Cover such other compound or product or the use or manufacture of such other compound or product (or the other active component of a Combination Product) that is not a Compound or a Product.

1.131 “Takeda Technology” means, collectively, the Takeda Patents and the Takeda Know-How.

1.132 “Territory” means worldwide.

1.133 “Third Party” means any Person other than (a) Takeda, (b) MacroGenics or (c) an Affiliate of either of Takeda or MacroGenics.

1.134 “[***] License” means a license or licenses from [***] granting the rights to use the [***] technology to Develop and Manufacture Compounds and Products.

1.135 “U.S.” means the United States of America, including its territories and possessions.

1.136 “U.S. Commercialization Plan” means a plan, prepared by Takeda pursuant to Section 6.6 in the event that MacroGenics exercises the Co-Promote Option, for the coordination of Detailing activities in the U.S.

1.137 “Valid Claim” means (a) a claim of an issued and unexpired Patent included within the MacroGenics Patents to the extent such claim has not been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final order, from which no further appeal can be taken, and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a claim within a patent application has not been pending for more than [***] from the earliest filing date to which such claim or the applicable patent application is entitled to claim priority and which claim has not been revoked, cancelled, withdrawn, held invalid or abandoned.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 2

GOVERNANCE

2.1	Joint Steering Committee.

(a) Formation and Purpose. The Parties agree to establish and convene a Joint Steering Committee (or “JSC”) promptly after the Effective Date. The JSC shall consist of representatives from each Party and operate by the procedures in accordance with this Section 2.1. The purpose of the JSC shall be to provide a forum for the overall coordination, communication and oversight of the Parties’ activities under this Agreement, including the resolution of disputes properly referred to the JSC under this Agreement. The Parties acknowledge that the specific functions and responsibilities of the JSC will change after Takeda exercises the License Option and may further evolve depending on whether MacroGenics elects to exercise any of the MacroGenics Options.

(b) JSC Decisions and Actions. Actions to be taken by the JSC shall be taken only following unanimous vote, with each Party having one (1) vote. If the JSC fails to reach unanimous agreement on a matter before it for decision for a period in excess of fifteen (15) Business Days from the date first presented to the JSC in writing, the matter shall be resolved in accordance with each Party’s final decision making rights as set forth in this Agreement, including in Sections [***]; provided that if neither Party has final decision making authority with respect to a dispute, such dispute shall be resolved in accordance with Article 13. Notwithstanding the foregoing, with respect to any unresolved matter for which a Party has final decision making authority, the Party with final decision making authority may exercise its decision making authority prior to the expiration of the fifteen (15) Business Day resolution period above, where the failure to make a decision would have a material adverse effect on the Development, Manufacture or commercialization of the Compounds or the Products.

(c) JSC Membership. MacroGenics and Takeda shall each designate an equal number of representatives to serve on the JSC by written notices to the other Party. Promptly after the Effective Date, each Party shall designate three (3) such representatives for the JSC. The JSC may elect to vary the number of representatives from time to time during the Term; provided that, unless otherwise agreed by the Parties in writing at the JSC, the JSC shall maintain an equal number of representatives from each Party. Each representative shall have the appropriate level of experience in the subject area of the JSC, and at least one (1) representative shall have sufficient seniority within the applicable Party’s organization to have the necessary decision-making authority in order for the JSC to fulfill its responsibilities. Either Party may designate substitutes for its JSC representatives if one (1) or more of such Party’s designated representatives is unable to be present at a meeting. From time to time each Party may replace its JSC representatives by written notice to the other Party specifying the prior representative(s) and their replacement(s).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(d) JSC Chairperson. The JSC will have a chairperson, to be designated as described below. The chairperson shall be responsible for calling and convening meetings, but shall have no special authority over the other members of the JSC, and shall have no additional voting rights. The chairperson (or its designate) shall: (i) prepare and circulate an agenda reasonably in advance of each upcoming meeting; and (ii) prepare and issue minutes of the JSC meeting within thirty (30) days thereafter. Such minutes shall not be finalized until each JSC representative reviews and approves such minutes in writing; provided that any minutes shall be deemed approved unless a JSC representative objects to the accuracy of such minutes within fifteen (15) days after the circulation of the minutes. MacroGenics shall appoint the initial chairperson to the JSC. A MacroGenics appointee shall be the chairperson throughout the Pre-Option Period. Upon Takeda’s exercise of the License Option, Takeda shall appoint the chairperson to the JSC. A Takeda appointee shall remain the chairperson until such time that the JSC dissolves.

(e) Meetings.

(1) Timing and Frequency. No later than ninety (90) days after the Effective Date, the JSC will hold an in-person meeting to establish the JSC’s operating procedures. During the Pre-Option Period, unless otherwise agreed by the Parties, the JSC shall meet at least once each Calendar Quarter. In the event Takeda exercises the License Option, unless otherwise agreed by the Parties, the JSC shall continue to meet at least once every other Calendar Quarter until the First Commercial Sale of a Product in a Major Market at which time the JSC shall dissolve; provided, however, that in the event MacroGenics exercises any of the MacroGenics Options, the JSC shall meet at least once each Calendar Quarter unless otherwise agreed by the Parties. Additional meetings of the JSC may be held with the consent of each Party (such consent not to be unreasonably withheld, delayed or conditioned), as required under this Agreement, or to resolve any dispute referred to the JSC under this Agreement. In the case of any dispute referred to the JSC, such meeting shall be held within ten (10) Business Days following referral to the JSC, or as soon as reasonably possible.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(2) Meeting Procedures. Meetings of the JSC shall be effective only if a majority of representatives of each Party are present or participating. Other than the initial meeting, the JSC may meet either (i) in person at either Party’s facilities or at such locations as the Parties may otherwise agree; or (ii) by audio or video teleconference. Each Party shall be responsible for all of its own expenses incurred in connection with its representatives’ participation in the JSC meeting, including all travel and lodging. All other Third Party expenses incurred by the JSC in furtherance of a JSC meeting, such as expenses associated with off-site meetings, shall be shared equally by the Parties.

(3) Non-Member Participation. Additional non-members of the JSC having relevant experience may from time to time be invited to participate in a JSC meeting, provided that such participants shall have no voting rights or powers. Non-member participants who are not employees of a Party or its Affiliates shall only be allowed to attend if: (i) the other Party’s representatives have consented to the attendance (such consent not to be unreasonably withheld, delayed or conditioned); and (ii) such non-member participant is subject to confidentiality and non-use obligations at least as restrictive as those set forth in this Agreement.

2.2 Additional Subcommittees and Working Groups. The JSC may establish other subcommittees or working groups, as needed to further the purposes of this Agreement, including any responsibilities assigned to the JSC under this Agreement; provided, however, that the JSC shall not delegate its dispute resolution authority. The purpose, scope and procedures of any such subcommittee or working group shall be mutually agreed by the Parties in writing at the JSC.

2.3 Authority. The Parties agree that it shall be conclusively presumed that unless otherwise explicitly stated, each voting member of the JSC, or each subcommittee or working group established by the JSC, has the authority and approval of such member’s respective senior management in casting his or her vote. The JSC, and each subcommittee or working group established by the JSC, shall each have only the powers assigned expressly to the JSC in this Article 2 and elsewhere in this Agreement, and shall not have any power to amend, modify or waive compliance with this Agreement.

2.4 Withdrawal from JSC. At any time after the License Option Exercise, MacroGenics shall have the right to withdraw from participation in the JSC, for any reason, upon written notice to Takeda, which notice shall be effective immediately upon receipt (“Withdrawal Notice”). A communication by MacroGenics to the effect that it will not participate in a specific activity or event of the JSC shall not be deemed a Withdrawal Notice. Following the issuance of a Withdrawal Notice and subject to this Section 2.4, MacroGenics representatives to the JSC shall not participate in a meeting of the JSC (if any), nor shall MacroGenics have any right to vote on decisions within the authority of the JSC. If, at any time following the second anniversary of the issuance of a Withdrawal Notice, MacroGenics wishes to resume participating in the JSC, MacroGenics shall provide Takeda with ninety (90) days prior written notice and, following such notice period, MacroGenics’ representatives to the JSC shall thereafter be entitled to attend any subsequent meeting of the JSC and to participate in the activities of, and decision-making by, the JSC as provided in this Agreement. Following MacroGenics’ issuance of a Withdrawal Notice pursuant to this Section 2.4, unless and until MacroGenics resumes participation in the JSC in accordance with this Section 2.4, the JSC, at Takeda’s discretion, may be dissolved immediately upon Takeda providing written notice to MacroGenics, and thereafter, any requirement of a Party to provide Information or other materials to the JSC shall be deemed a requirement to provide such Information or other materials to Takeda and Takeda shall have the sole right to decide, without consultation with MacroGenics, all matters subject to the review or approval of the JSC hereunder.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

2.5 Alliance Managers. Promptly following the Effective Date, each Party shall designate in writing an Alliance Manager to serve as the primary point of contact for the Parties regarding all collaboration activities contemplated under this Agreement. Each Alliance Manager shall facilitate communication and coordination of the Parties’ activities under this Agreement relating to the Compounds and the Products. None of the Alliance Managers shall be a member of the JSC. The Alliance Manager shall be allowed to attend, as a non-voting observer, meetings of the JSC, as well as any subcommittee or working group established by the JSC of which the Alliance Manager is not a member.

ARTICLE 3

RIGHTS AND OBLIGATIONS DURING THE PRE-OPTION PERIOD

3.1 Purpose. The purpose of the Pre-Option Period is to complete the further research and Development of the Compounds and the Products in accordance with the Pre-Option Development Plan in order to prepare the Pre-Option Data Package. The terms of this Article 3 apply to the Parties’ rights and obligations under this Agreement during the Pre-Option Period.

3.2 Licenses during the Pre-Option Period.

(a) Licenses to Takeda. During the Pre-Option Period MacroGenics hereby grants to Takeda a limited co-exclusive (i.e., only to MacroGenics and Takeda), royalty-free license, with the right to grant sublicenses as provided in Section 3.2(a)(1), under the MacroGenics Technology, for use only with the Compounds and the Products in the Field in the Territory, solely to the extent necessary for Takeda to perform its obligations under the Pre-Option Development Plan. For the avoidance of doubt, except as provided in Section 9.8, MacroGenics shall have the right to grant licenses to Third Parties under MacroGenics Technology to Exploit molecules other than Compounds and products other than Products.

(1) Sublicensing. Takeda shall have the right to grant sublicenses of the rights granted to Takeda under Section 3.2(a) to: (1) its Affiliates through multiple tiers; and (2) Third Parties through multiple tiers; provided, however, that MacroGenics’ prior written consent shall be required for any sublicense to a Third Party, such consent not to be unreasonably withheld, delayed or conditioned. Each sublicense granted under this Section 3.2 shall refer to and be subordinate to this Agreement and, except to the extent MacroGenics may otherwise agree in writing, any sublicense must be consistent in all material respects with the terms and conditions of this Agreement. Takeda shall remain responsible for the performance of this Agreement and the performance of its sublicensees hereunder, and shall cause such sublicensee to comply with all applicable terms and conditions of this Agreement. Takeda shall provide to MacroGenics copies of all sublicenses to Third Parties which grant the right to Develop the Products; provided that Takeda shall have the right to redact commercially sensitive information from such copies. Information regarding the scope of the license grants, territory and/or term of each such sublicense shall not be considered commercially sensitive.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Licenses to MacroGenics. During the Pre-Option Period, Takeda hereby grants to MacroGenics a limited, non-exclusive, royalty-free, non-transferable, non-sublicensable license for use only with the Compounds and the Products in the Field in the Territory under the Takeda Technology, solely to the extent necessary for MacroGenics to perform its obligations under this Agreement, including any activities assigned to MacroGenics under the Pre-Option Development Plan.

(c) No Implied Licenses. No license or other right is or shall be created or granted hereunder during the Pre-Option Period by implication, estoppel, or otherwise. All licenses and rights during the Pre-Option Period are or shall be granted only as expressly provided in this Agreement. All rights not expressly granted by a Party under this Agreement are reserved by such Party and may not be used by the other Party for any purpose.

(d) Expiration of Pre-Option Licenses. The licenses granted to each Party during the Pre-Option Period shall terminate upon the expiration or termination of the Pre-Option Period.

3.3 JSC During the Pre-Option Period. During the Pre-Option Period, the JSC’s overall responsibility shall be to:

(a) encourage and facilitate ongoing communication and cooperation between the Parties with respect to Pre-Option Development Plan; including review, discussion and, subject to Section 3.4(c) below, approval of any amendments to the Pre-Option Development Plan;

(b) review and discuss the regulatory strategy for the Products;

(c) resolve disputes referred to the JSC; and

(d) perform other obligations specifically delegated to it under this Agreement.

3.4 Research and Development During the Pre-Option Period.

(a) Overview. The Development of the Compounds and the Products during the Pre-Option Period shall be governed by a comprehensive Pre-Option Development Plan (including the Pre-Option Development Budget). The initial Pre-Option Development Plan is attached hereto as Exhibit D. Unless otherwise expressly set forth in the Pre-Option Development Plan, MacroGenics shall be responsible for the completion of all activities contemplated under the Pre-Option Development Plan and for all expenses, other than Internal Expenses and Out-of-Pocket Expenses incurred by Takeda, incurred in completing such activities, including the MacroGenics’ Pre-Option Out of Pocket Expenses and MacroGenics’ Internal Expenses.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Activities. MacroGenics and Takeda shall each use Commercially Reasonable Efforts to execute and perform its responsibilities, and cooperate with the other Party in its efforts to execute and perform its responsibilities, under the Pre-Option Development Plan. Each Party shall conduct its activities under the Pre-Option Development Plan in a good scientific manner and in compliance in all material respects with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines.

(1) Updating the JSC; Amendments. MacroGenics, via regular updates to the JSC, shall keep Takeda regularly informed regarding the Development of Products in the Field in the Territory by MacroGenics and its Affiliates, during the Pre-Option Period, including the then-current status compared to the timelines set forth in the Pre-Option Development Plan. Subject to each Party’s decision making rights as set forth below in Section 3.4(c), either Party may propose an amendment to the Pre-Option Development Plan.

(2) Clinical Trial Registries. MacroGenics shall, to the extent required by Applicable Law, register any clinical trials conducted during the Pre-Option Period in any clinical trial registry (e.g., clinicaltrials.gov) and post the clinical trial results of such clinical trials.

(3) Records; Disclosure of Data and Results. Each Party shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, accounts, notes, reports and data with respect to its activities conducted pursuant to the Pre-Option Development Plan in conformity with Applicable Law and standard pharmaceutical industry practices; provided that in no case shall such records be maintained for less than two (2) years following the Calendar Year to which such records pertain. Upon the other Party’s written request, the Party receiving such written request shall send legible copies of the aforesaid to the other Party throughout the Term and for a minimum of twelve (12) months following the Term. Upon reasonable advance notice, at the request of the JSC, each Party agrees to make its employees and consultants reasonably available at their respective places of employment to consult with the other Party on issues arising in connection with the Pre-Option Development Plan. In accordance with the reporting format and schedule approved by the JSC, each Party shall promptly disclose to the other Party in writing all data, including preclinical data, clinical trial data, formulation data and Manufacturing data, generated by or on behalf of such Party with respect to a Compound or a Product in the Field in the Territory.

(c) Decision Making. During the Pre-Option Period, [***] shall have final decision making authority with respect to the [***]; provided, however, that [***] shall consider [***] comments regarding such [***] and [***] in good faith. Any [***], including any [***] that is likely to cause a [***], shall require approval of the JSC. Absent such approval, the proposed [***] shall not be adopted.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(d) MacroGenics Expense Overrun; Takeda Reimbursement Option. MacroGenics agrees to use Commercially Reasonable Efforts to complete the activities contemplated under the Pre-Option Development Plan within the amounts budgeted in the Pre-Option Development Budget. Notwithstanding the foregoing, Takeda acknowledges that a MacroGenics Expense Overrun may occur even after MacroGenics exercises Commercially Reasonable Efforts to avoid such overrun. In such a case, and provided that MacroGenics Expense Overrun [***] of the MacroGenics Pre-Option Out of Pocket Expenses budgeted on the Effective Date, as set forth in the Pre-Option Development Budget attached as Exhibit D, MacroGenics may, via the JSC, request that Takeda reimburse MacroGenics for the MacroGenics Expense Overrun. Takeda may, in its discretion, elect to reimburse all or none (or such other portion as may be agreed upon by the Parties) of the MacroGenics Expense Overrun. To the extent Takeda elects to reimburse MacroGenics for such portion of the MacroGenics Expense Overrun, such reimbursement shall be referred to (collectively) as “Takeda Reimbursement.” MacroGenics’ obligation to complete its activities set forth under the Pre-Option Development Plan shall be exclusive and independent of Takeda’s decision with respect to Takeda Reimbursement.

(1) In the event that Takeda elects to provide any Takeda Reimbursement, the License Option Exercise Fee shall be reduced by an amount equal to the Takeda Reimbursement.

(2) In the event that Takeda elects not to provide any Takeda Reimbursement, the License Option Fee shall be increased by the difference between:

(i) the total MacroGenics Pre-Option Out of Pocket Expenses incurred by MacroGenics as of the License Option Exercise; and

(ii) [***] of the MacroGenics Pre-Option Out of Pocket Expenses budgeted on the Effective Date, as set forth in the Pre-Option Development Budget attached as Exhibit D.

3.5 Regulatory Activities During the Pre-Option Period.

(a) Overview. During the Pre-Option Period, except for those activities mutually agreed by the Parties to be completed by Takeda, MacroGenics shall have the sole responsibility, at its own expense, to prepare all Regulatory Documentation, and to conduct all communications with the applicable Regulatory Authorities, for the Products in the Territory. MacroGenics shall use Commercially Reasonable Efforts to prepare, obtain and maintain all Regulatory Materials necessary to complete the activities contemplated under the Pre-Option Development Plan. Notwithstanding the foregoing, [***] pertaining to the regulatory strategy for the Products.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Cooperation Between the Parties.

(1) MacroGenics shall provide Takeda with an opportunity to review and comment on all Regulatory Materials reasonably in advance of when MacroGenics intends to submit such Regulatory Materials to a Regulatory Authority. Takeda shall provide its comments within ten (10) Business Days, or such other period of time mutually agreed to by the Parties. MacroGenics shall promptly, but in any case within five (5) Business Days, provide Takeda with a copy, in electronic form, of all material Regulatory Materials related to a Compound or a Product which is sent to or received from a Regulatory Authority during the Pre-Option Period.

(2) MacroGenics shall notify Takeda within three (3) Business Days of any request for a meeting or substantive telephone conference call with a Regulatory Authority with respect to any IND related to a Product; provided that if such meeting or call is scheduled to occur within three (3) Business Days of the request, MacroGenics shall notify Takeda prior to such meeting. Upon Takeda’s written request, MacroGenics shall request that the Regulatory Authority permit at least one (1) Takeda employee with relevant regulatory experience to observe and participate in any such meeting or conference call. To the extent permitted by the Regulatory Authority and Applicable Law, Takeda shall have the right to observe and participate in any such meeting or conference call. The foregoing rights and obligations apply with respect to meetings or conferences initiated by MacroGenics or by the Regulatory Authority. MacroGenics shall promptly furnish Takeda with copies of all substantive contact reports concerning substantive conversations or minutes from any substantive meetings with a Regulatory Authority with respect to any IND related to a Product.

(c) Adverse Event Reporting. During the Pre-Option Period, MacroGenics shall be responsible for all monitoring and reporting of safety Information related to the Products to all relevant Regulatory Authorities with an electronic copy to Takeda.

(d) Decision Making. [***] with respect to [***] to prepare, obtain and maintain all Regulatory Materials necessary to complete the activities contemplated under the Pre-Option Development Plan, including any draft Regulatory Materials [***] and any meetings or conference calls with a Regulatory Authority. Notwithstanding the foregoing, [***].

3.6 Manufacturing Activities During the Pre-Option Period. MacroGenics shall be solely responsible for supplying, at its own expense, all quantities of Product necessary for completion of the activities contemplated under the Pre-Option Development Plan. For the avoidance of doubt, any activities and decisions related to formulation development and other CMC (chemistry, manufacturing and controls) development under the Pre-Option Development Plan, shall be considered Development activities and governed by Section 3.4.

3.7 Delivery of the Pre-Option Data Package. MacroGenics shall deliver to Takeda the Pre-Option Data Package, as soon as reasonably practicable after completion of the activities under the Pre-Option Development Plan in accordance with Section 3.4. Without limiting the previous sentence, MacroGenics shall provide the Pre-Option Data Package no later than [***] before the [***] of the Effective Date; provided that the Pre-Option Data Package need not include Information, otherwise agreed by the Parties to be included, where the Party responsible under the Pre-Option Development Plan for the activity intended to generate such Information could not, in accordance with such Party’s obligations in Section 3.4, complete such activity prior to [***] before the [***] of the Effective Date.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 4

TAKEDA’S LICENSE OPTION

4.1 The License Option. MacroGenics hereby grants to Takeda the exclusive right to obtain the licenses set forth in Section 6.1, as well as all other rights set forth in Article 6 and elsewhere in this Agreement that pertain to the period after the Pre-Option Period (the “License Option”). Takeda shall have the right at its discretion to execute the License Option Exercise at any time during the Term of this Agreement prior to the License Option Deadline, subject to the terms and conditions set forth in this Agreement.

4.2 Exercising the License Option.

(a) Takeda Review of Pre-Option Data Package. Upon Takeda’s receipt of the Pre-Option Data Package pursuant to Section 3.7, Takeda shall have [***] to review and assess the Pre-Option Data Package and to determine whether it will submit the License Option Exercise. During this review period, upon Takeda’s reasonable request, MacroGenics shall promptly make available to Takeda: (i) its employees and consultants who performed the activities on behalf of MacroGenics under the Pre-Option Development Plan, including the preparation of the Pre-Option Data Package; and (ii) any additional Information or data under MacroGenics’ possession or control related to the Compounds or the Products that is reasonably useful in evaluating the Pre-Option Data Package.

(b) License Option Exercise Mechanics. Prior to the License Option Deadline, Takeda shall: (i) provide MacroGenics with written notice of its decision to exercise the License Option (“License Option Exercise”); or (ii) provide MacroGenics with written notice of its decision not to exercise the License Option.

(1) If Takeda executes the License Option Exercise, Takeda shall, in accordance with Article 8 remit the License Option Fee set forth in Section 8.2 to MacroGenics; provided, however, that in the event that a Governmental Authority must approve the licenses to be granted by MacroGenics as a result Takeda’s License Option Exercise, including, approval under the HSR Act, the License Option Fee shall not become payable until ten (10) Business Days after the Parties have received such approval from all applicable Governmental Authorities.

(2) If Takeda provides MacroGenics with written notice of its decision not to exercise the License Option, upon Takeda’s provision of such notice, or if the License Option Deadline passes without Takeda providing any notice to MacroGenics regarding its decision to exercise or not to exercise the License Option, then the Pre-Option Period shall expire and this Agreement shall terminate in accordance with Section 12.2.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(c) Governmental Authority Approval. The Parties shall use Commercially Reasonable Efforts to obtain any approvals from a Governmental Authority which are required before effectiveness of the License Option Exercise. In the event approval is required under the HSR Act, the Parties shall use such efforts to file the notification and report forms required under the HSR Act as soon as practicable following License Option Exercise, but in no event later than fifteen (15) Business Days after such License Option Exercise, and shall respond as promptly as practicable to all requests or inquiries received from the applicable Governmental Authority for additional documentation or Information. Takeda will pay all filing fees (including the filing fee in connection with the HSR filing) paid to any Governmental Authority in connection with any required consent of any Governmental Authority.

(d) Without limiting this Section 4.2, Takeda shall use reasonable efforts to avoid or eliminate each and every impediment under any antitrust, merger control, competition or trade regulation Applicable Law (including the HSR Act) that may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement so as to enable effectiveness of the License Option Exercise to occur as soon as reasonably possible; it being understood that: (1) Takeda shall not be obligated to contest any final action or decision taken or made by a Governmental Authority challenging the License Option Exercise and the other agreements contemplated hereby, and (2) in no event shall Takeda or any of Takeda’s Affiliates be required to: (i) sell or otherwise dispose of (including by sale, license, transfer, assignment or lease), hold separate or agree to sell or dispose of (including by sale, license, transfer, assignment or lease), any material assets, categories of assets or businesses of Takeda or any of Takeda’s Affiliates, (ii) modify or terminate any material existing relationships, contractual rights or obligations or enter into any material contracts or other commercial relationships with any Third Parties, (iii) amend or terminate existing material licenses or other material intellectual property agreements or enter into new licenses or other intellectual property agreements, or (iv) agree to any material limitation or alteration in the manner in which Takeda or of Takeda’s Affiliates conduct their businesses in the future, in each case, to avoid, prevent or terminate any action by a Governmental Authority which would restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement and the other agreements contemplated hereby. All obligations that have not accrued and time limits under this Agreement applicable to either Party (except those specifically set forth in Sections 4.2(c) or 4.2(d) hereto) shall be tolled for the duration of the Governmental Authority’s review necessary to allow effectiveness of Takeda’s License Option Exercise hereunder.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

4.3 License Option Exercise Effectiveness. Takeda’s License Option Exercise shall be deemed effective immediately upon Takeda’s provision to MacroGenics of the License Option Fee.

ARTICLE 5

RESEARCH PROGRAM

5.1 The Research Agreement. Promptly after the Effective Date, the Parties agree to enter into good faith negotiations for a separate research agreement, pursuant to which the Parties will jointly identify, conduct research on and evaluate certain Research Compounds, including the Initial Research Compound (the “Research Agreement”). The Parties intend to enter into the definitive Research Agreement [***] of the Effective Date. In addition to such usual and customary terms that are typically included in research collaboration agreements, the Research Agreement shall contain terms and conditions similar to those set forth on Exhibit C. For the avoidance of doubt, the Research Agreement is separate and apart of the consideration for this Agreement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

5.2

ARTICLE 6

LICENSES AND OBLIGATIONS AFTER LICENSE OPTION EXERCISE

6.1 Licenses After Exercise of the License Option. Immediately upon effectiveness of Takeda’s License Option Exercise, the following licenses as to both Parties shall be deemed effective, and shall supersede and extinguish the licenses granted under Section 3.2:

(a) License to Takeda. MacroGenics herby grants to Takeda an exclusive license (even as to MacroGenics), with the right to grant sublicenses as provided in Section 6.1(a)(1), under the MacroGenics Technology, to Exploit the Compounds and the Products in the Field in the Territory (the “Takeda License”).

(1) Sublicensing. Takeda shall have the right to grant sublicenses of the rights granted to Takeda under Section 6.1(a) to: (i) its Affiliates through multiple tiers; and (ii) Third Parties through multiple tiers; provided, however, that MacroGenics’ prior written consent shall be required for any sublicense to a Third Party after the first tier to a Third Party, such consent not to be unreasonably withheld, delayed or conditioned. Each sublicense shall refer to and be subordinate to this Agreement and, except to the extent MacroGenics may otherwise agree in writing, any sublicense must be consistent in all material respects with the terms and conditions of this Agreement. Takeda shall remain responsible for the performance of this Agreement and the performance of its sublicensees hereunder. Takeda shall provide to MacroGenics copies of all sublicenses which grant the right to directly Develop or commercialize the Products to a Third Party in a jurisdiction in the Territory; provided that Takeda shall have the right to redact commercially sensitive information from such copies. Information regarding the scope of the license grants, territory and/or term of each such sublicense shall not be considered commercially sensitive.

(b) Licenses to MacroGenics.

(1) Takeda hereby grants back to MacroGenics a limited, non-exclusive, fully-paid, royalty-free, non-transferable, non-sublicensable sublicense under the Takeda License for use with the Compounds and the Products in the Field in the Territory, solely to the extent necessary for MacroGenics to exercise its rights and perform its obligations under this Agreement, including any rights or obligations that arise in the event MacroGenics elects to exercise any of the MacroGenics Options.

(2) Takeda hereby grants to MacroGenics a limited, non-exclusive, fully-paid, royalty-free, non-transferable, non-sublicensable license under the Takeda Technology for use with the Compounds and the Products in the Field in the Territory, solely to the extent necessary for MacroGenics to exercise its rights and perform its obligations under this Agreement, including any rights or obligations that arise in the event MacroGenics elects to exercise any of the MacroGenics Options.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(3) Takeda hereby grants to MacroGenics a limited non-exclusive, fully-paid, royalty-free, non-transferable, non-sublicensable sublicense under the Takeda License: (i) to use any Compound or Product (that, in either case, is not the subject of an IND) solely as a benchmarking reference for in vitro, non-clinical research, provided that the molecules against which the Compound or the Product are being benchmarked do not Bind to a Product Target, and, subject to Takeda’s prior written consent, in vivo, non-clinical research; and (ii) subject to Takeda’s prior written consent, to use any Compound or Product that is the subject of an IND solely as a benchmarking reference for in vitro, non-clinical research. All inventions, discoveries, developments or other Information generated by MacroGenics pursuant to this sublicense that directly relate to Compounds or Products, or are otherwise necessary or useful to Exploit the Compounds or Products, shall be promptly disclosed to Takeda in accordance with Section 6.4(d) and shall be subject to the Takeda License.

(4) Takeda hereby grants to MacroGenics a limited, non-exclusive, fully-paid, royalty-free, license, with the right to sublicense, under any Platform Patent that is Controlled by Takeda and Covers an invention made, conceived or reduced to practice during the Term to Exploit in the Territory any DART other than a DART which Binds to both Product Targets.

(c) No Implied Licenses. No license or other right is or shall be created or granted under this Agreement after the exercise of the License Option by implication, estoppel, or otherwise. All licenses and rights after the exercise of the License Option and during the remainder of the Term are or shall be granted only as expressly provided in this Agreement. All rights not expressly granted by a Party under this Agreement are reserved by such Party and may not be used by the other Party for any purpose.

6.2 JSC and Progress Reports After Exercise of the License Option.

(a) After License Option Exercise, the JSC’s overall responsibility shall be to:

(1) review and discuss non-Material Amendments to the Post-Option Interim Development Plan; and review, discuss and approve any proposed Material Amendment of the Post-Option Interim Development Plan;

(2) discuss, approve and oversee the transition of responsibilities related to the Compounds and the Products from MacroGenics to Takeda;

(3) encourage and facilitate communication regarding Takeda’s research and Development related to the Compounds and the Products, including to review and discuss Takeda’s then-current Global Development Plan;

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(4) serve as a forum for the Parties to update each other on the progress of the Development, Manufacture and commercialization of the Compounds and the Products, which updates shall include the status of material activities under the-current Development plans, a summary of the material results obtained in furtherance of the Development of Compounds and Products, and a summary of any planned material commercialization activities in the Major Markets;

(5) coordinate the fulfillment of those rights and obligations arising from MacroGenics’ exercise of any of the MacroGenics Options;

(6) resolve disputes referred to the JSC; and

(7) perform other obligations specifically delegated to it under this Agreement.

(b) Progress Reports. In the event the JSC dissolves after the License Option Exercise, Takeda shall, within forty five (45) days after January 1 of each Calendar Year during which the JSC is dissolved, provide to MacroGenics a report detailing Takeda’s material efforts and progress with respect to the Development and commercialization of Compounds and Products during the immediately preceding Calendar Year. Each such report shall describe, among other matters, those: (1) material Development activities initiated, currently in progress and completed during the Calendar Year, along with a summary of all material results obtained during the Calendar Year; (2) material Development activities planned to be initiated during the next Calendar Year, including the type and objective of the planned activities; (3) material commercialization activities initiated, currently in progress and completed during the Calendar Year; and (4) material commercialization activities planned to be initiated during the next Calendar Year. In addition, Takeda shall reasonably respond to MacroGenics’ reasonable requests for further Information regarding Takeda’s material Development and commercialization activities during the prior Calendar Year for such Compounds and Products.

6.3 Transition of Responsibilities After Exercise of the License Option. After License Option Exercise, MacroGenics shall transfer, and Takeda shall cooperate in good faith to support, MacroGenics’ transition of the activities and responsibilities related to the Compounds and the Products to Takeda. Unless otherwise agreed upon by the JSC, later than prior to the anticipated License Option Deadline, the Parties shall develop and agree on a transition plan (overseen by the JSC) to effect an efficient transfer of all Compound and Product-related research, Development, Manufacturing, regulatory and other related responsibilities and documentation from MacroGenics to Takeda. Any dispute between the Parties regarding this transition shall be referred to the JSC for resolution. The Parties acknowledge that the transition plan, along with the Parties’ obligations thereunder, shall continue beyond the transfer of regulatory responsibilities to Takeda as provided in Section 6.5(a).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

6.4 Development After Exercise of the License Option.

(a) Development Plans.

(1) Development Activities. After License Option Exercise, Takeda shall be solely responsible, at its own expense, for all Development of the Compounds and the Products. Takeda shall use Commercially Reasonable Efforts with respect to such Development and shall conduct such activities in a good scientific manner and in compliance in all material respects with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines. Without limiting the generality of the foregoing, Takeda shall use Commercially Reasonable Efforts to Develop Compounds and Products, in accordance with the then-current Post-Option Interim Development Plan and Global Development Plan. Without limiting the foregoing, Takeda’s Development of the Products in the Field for the Territory shall be conducted in a manner consistent with the following principles: (i) seeking Regulatory Approval that includes the appropriate label for such Product in light of the clinical data, and (ii) obtaining Regulatory Approval for such Product consistent with the preceding clause and in a timely manner.

(2) Post-Option Interim Development Plan. In addition to those activities to be set forth in the Global Development Plan, as of the Effective Date, the Parties have mutually agreed that Takeda shall be responsible, at its own expense, for the activities set forth in the Post-Option Interim Development Plan. The initial Post-Option Interim Development Plan is attached hereto as Exhibit E. Takeda shall use Commercially Reasonable Efforts to execute and perform its responsibilities under the Post-Option Interim Development Plan. Takeda shall conduct such activities in a good scientific manner and in compliance in all material respects with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP) guidelines. Takeda, via regular updates to the JSC, shall keep MacroGenics regularly informed regarding the then-current status of the activities set forth in Post-Option Interim Development Plan. Either Party may propose an amendment to the Post-Option Development Plan.

(i) Decision Making Related to the Post Option Interim Development Plan. [***] with respect to [***] of the Post-Option Interim Development Plan and [***] Post-Option Interim Development Plan; provided that [***] regarding such [***]. Any [***] of the Post-Option Interim Development Plan shall require approval at the JSC. Absent [***] of the Post-Option Interim Development Plan [***].

(3) Global Development Plan. Excluding only those Development activities expressly set forth in the Post-Option Interim Development Plan, Takeda shall conduct the Development of the Products for the Territory in accordance with the Global Development Plan, at its own expense (subject to MacroGenics’ exercise of the Co-Funding Option). The Global Development Plan shall be summary in nature, but shall include all material Development activities anticipated to be required to obtain Regulatory Approval for Products in each of the Major Markets, as well as timelines regarding such activities, including the plans and timelines for preparing the necessary Regulatory Materials. Beginning with the delivery of the Co-Funding Materials and continuing through the earlier of the Co-Funding Option Deadline and the termination of the Co-Funding Term, the Global Development Plan shall also include a then-current, non-binding budget for any Phase III Trial Expenses. Takeda shall update and amend, as appropriate, the then-current Global Development Plan and shall submit such updates and/or amendments for review to the JSC. While the Global Development Plan shall not require the approval of the JSC, Takeda shall review and consider all comments to the Global Development Plan received from MacroGenics at the JSC in good faith.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Clinical Trial Registries. For all Development activities related to Products in the Field in the Territory after License Option Exercise, Takeda shall be responsible, in accordance with Applicable Law, for registering in the appropriate clinical trial registry and posting the results of such clinical trials.

(c) Decision Making. Except with respect [***] related to [***] of the Post-Option Interim Development Plan as set forth in Section 6.4(a)(2)(i), after the License Option Exercise, [***] the Development of the Compounds and the Products in the Field in the Territory.

(d) Exchange of Know-How. Promptly following License Option Exercise, and promptly during the Term upon such MacroGenics Know-How being obtained or generated by MacroGenics, MacroGenics shall provide to Takeda, at no additional cost or expense to Takeda, all MacroGenics Know-How not previously provided to Takeda that is necessary or useful to enable Takeda to Exploit the Compounds and the Products. Promptly upon such Takeda Know-How being obtained or generated by Takeda during the Term, Takeda shall provide to MacroGenics, at no additional cost or expense to MacroGenics, all Takeda Know-How which is licensed to MacroGenics in accordance with Section 6.1(b).

(e) Records. Takeda shall prepare and maintain, or shall cause to be prepared and maintained, complete and accurate written records, accounts, notes, reports and data with respect to activities conducted pursuant to the Global Development Plan and/or the Post-Option Interim Development Plan in conformity with Applicable Law and standard pharmaceutical industry practices; provided that in no case shall such records be maintained for less than two (2) years following the Calendar year to which such records pertain.

(f) Cooperation. Upon reasonable advance notice, at the request of the JSC, each Party agrees to make its employees and consultants reasonably available at their respective places of employment to consult with the other Party on issues arising in connection with the Global Development Plan and/or the Post-Option Interim Development Plan.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

6.5 Regulatory Responsibilities after the Exercise of the License Option.

(a) Initial Data Transfer.

(1) Within sixty (60) days after License Option Exercise, MacroGenics shall deliver to Takeda electronic copies (unless otherwise required by Applicable Law) of all Regulatory Materials relating to the Products in the Field in the Territory which are owned or Controlled by MacroGenics. Promptly after such transfer, but in any case within ten (10) Business Days, MacroGenics shall take all steps reasonably necessary to assign all INDs, Regulatory Applications and Regulatory Approvals to Takeda, including submitting to any applicable Regulatory Authority a letter or other necessary documentation (with copy to Takeda) notifying the Regulatory Authority of the assignment.

(2) Within ninety (90) days after License Option Exercise, MacroGenics shall make available to Takeda separate electronic copies of all remaining Regulatory Documentation, including the study reports from all non-clinical trials and clinical trials, in each case, whether completed prior to the exercise of the License Option or then in-progress, that are owned or Controlled by MacroGenics (to the extent not previously provided to Takeda).

(3) Notwithstanding Section 6.5(a)(1) and Section 6.5(a)(2), from time to time after License Option Exercise, to the extent not done so already, MacroGenics shall, and shall cause its Affiliates to, without additional compensation, disclose and make available to Takeda, in whatever form Takeda may reasonably request, as soon as reasonably practicable after the earlier of the development, making, conception or reduction to practice, all Regulatory Documentation and other Information Controlled by MacroGenics, which in each case is reasonably necessary or useful for Takeda’s Exploitation of the Compounds and the Products, including copies or tangible embodiments thereof. For clarity, MacroGenics will have the right, unless otherwise required by Applicable Law, to retain original copies of the foregoing.

(b) Preparation of Regulatory Materials.

(1) The regulatory strategy for the Territory shall be consistent with the overall objective of facilitating Regulatory Approval in the Territory in connection with the Global Development Plan. After the License Option Exercise, Takeda shall, with respect to the Products in the Field in the Territory, have the sole right, at its own expense, to: (i) develop and implement the overall regulatory strategy; (ii) prepare, obtain, and maintain all Regulatory Documentation, including all INDs, Drug Approval Applications and Regulatory Approvals; and (iii) conduct communications with the relevant Regulatory Authorities. Notwithstanding any term or condition of this Agreement to the contrary, all Regulatory Materials (including all Regulatory Approvals) generated with respect to the Products under this Agreement shall be owned by, and shall be the sole property and held in the name of, Takeda or its designee. Notwithstanding the foregoing, in the event that any Regulatory Documentation is required to be submitted to a Regulatory Authority during the transition of regulatory responsibilities as provided in Section 6.5(a), the Parties shall mutually agree as to whether such Regulatory Documentation will be prepared and submitted by Takeda or MacroGenics; provided that if the Parties shall not agree, Takeda shall have the right to submit such Regulatory Documentation.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(2) MacroGenics Assistance. MacroGenics shall assist Takeda as reasonably requested in connection with the preparation and filing of Regulatory Documentation for the Territory. During the Initial Manufacturing Term, such assistance shall include the preparation of any components of the Regulatory Materials to be filed by Takeda that relate to the Manufacture of Product. Takeda, in consultation with MacroGenics, shall be primarily responsible for communicating with Regulatory Authorities in the Territory regarding such Regulatory Materials filed by Takeda that relate to the Manufacture of Product. Takeda shall cooperate with MacroGenics and take such actions as MacroGenics may reasonably request in connection with the foregoing activities and communications as related to the Manufacture of Product for the Territory during the Initial Manufacturing Term.

(c) Adverse Event Reporting and Safety Data Exchange.

(1) Transfer of Responsibilities. Promptly, but in no less than sixty (60) days after License Option Exercise, MacroGenics shall transfer to Takeda via a secure FTP site established by Takeda which has an industry-standard level of security and encryption the global safety database for the Products. Upon the transfer of ownership of the INDs, Regulatory Applications and Regulatory Approvals in accordance with Section 6.5(a)(1), Takeda will assume responsibility for the monitoring of all clinical experiences, maintaining the global safety database, safety monitoring, pharmacovigilance surveillance, compliance and filing of all required safety reports to all Regulatory Authorities in the Territory, including annual safety reports, throughout the Development and commercialization of each Product. Until such time as the global safety data base is transferred to Takeda, MacroGenics shall prepare and provide to Takeda on a timely basis safety updates in order for Takeda to meet the safety report submission requirements of any applicable Regulatory Authority in the Territory.

(2) Safety Information Exchange; Pharmacovigilance Agreement. In the event MacroGenics exercises the Co-Promote Option, the Parties shall cooperate to develop methods and/or procedures for sharing Information relating to the clinical experiences referred to in Section 6.5(c)(1) in accordance with safety reporting requirements of the respective Governmental Authorities and as necessary to comply with Applicable Law. Specific details regarding the management of safety Information, including adverse events reports related to the Development and the commercialization of Products in the Territory will be delineated in a separate global pharmacovigilance agreement (the “PVA”) that shall be agreed to by the Parties as soon as practicable after MacroGenics exercises the Co-Promote Option, but no later than ninety (90) days prior to the anticipated date of the First Commercial Sale of the Product in the U.S.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(d) Recalls and Voluntary Withdrawals. Takeda shall use reasonable efforts to notify MacroGenics promptly but in no event later than five (5) Business Days following its determination that any event, incident, or circumstance has occurred that may result in the need for a recall, market suspension, or market withdrawal of a Product in the Territory, and shall include in such notice the reasoning behind such determination, and any supporting facts. [***] determination whether to voluntarily implement any such recall, market suspension, or market withdrawal in the Territory; provided that prior to the implementation of such a recall, market suspension, or market withdrawal, Takeda shall, to the extent practical, [***]. For all recalls, market suspensions or market withdrawals undertaken pursuant to this Section 6.5(d), Takeda shall be solely responsible for the execution thereof, and MacroGenics shall reasonably cooperate in all such recall efforts. Subject to MacroGenics’ indemnification obligations in Article 14 and as otherwise set forth in the CTM Supply Agreement, Takeda shall be responsible for all costs of any such recall, market suspension, or market withdrawal; provided that MacroGenics shall be responsible for all costs of any recall of any CTM Manufactured by MacroGenics prior to the effective date of the CTM Supply Agreement.

(e) Labeling Information Exchange/Labeling Agreement. In the event MacroGenics exercises the Co-Promote Option, the Parties shall cooperate to develop methods and/or procedures for sharing Information related to Product labeling. Specific details regarding the management of Product labeling Information, including the company core data sheet will be delineated in a separate labeling agreement that shall be agreed upon by the Parties as soon as practicable after MacroGenics exercises the Co-Promote Option, but no later than ninety (90) days prior to the anticipated date of the First Commercial Sale of the Product in the U.S.

6.6 Commercialization.

(a) Commercialization Activities. Subject to MacroGenics’ exercise of the Co-Promote Option, Takeda shall be solely responsible, at its own expense, for all aspects of the commercialization of the Product in the Field in the Territory, including: (1) developing and executing a commercial launch and pre-launch plan, (2) marketing and promotion; (3) booking sales and distribution and performance of related services; (4) handling all aspects of order processing, invoicing and collection, inventory and receivables; (5) publications, (6) providing customer support, including handling medical queries, and performing other related functions; and (7) conforming its practices and procedures in all material respects to Applicable Law relating to the marketing, detailing and promotion of the Products in the Field in the Territory. Takeda shall use Commercially Reasonable Efforts to commercialize Products for which Regulatory Approval is received in the Territory. Takeda shall be solely responsible for the review and approval of all Promotional Materials for compliance with Applicable Law, including submission, where appropriate, to the applicable Regulatory Authority. MacroGenics shall not accept orders for the purchase of a Product from Third Parties, or make sales of Product to Third Parties in the Field in the Territory for its own account or for Takeda’s account. If MacroGenics receives any order for a Product in the Field in the Territory, it shall refer such orders to Takeda for acceptance or rejection.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(1) Commercialization Plan After Exercise of the Co-Promote Option. In the event MacroGenics exercises the Co-Promote Option in accordance with Section 7.3, Takeda shall submit the U.S. Commercialization Plan to the JSC, or such subcommittee designated by the JSC, for review and approval under the terms and conditions set forth in the Co-Promotion Agreement (as defined in Section 7.3(a)). After MacroGenics’ exercise of the Co-Promote Option, Takeda shall submit the initial U.S. Commercialization Plan to the JSC, or such subcommittee designated by the JSC, [***] prior to the anticipated date of the First Commercial Sale of a Product in the U.S. Thereafter, Takeda shall submit an updated U.S. Commercialization Plan to the JSC, or such subcommittee designated by the JSC, at least once each Calendar Year until the termination or expiration of the Co-Promotion Agreement.

(b) Trademarks. Takeda shall have sole responsibility, at its own expense, for all matters relating to the use of, and shall own, all trademarks used in the sale of Products in the Field in the Territory (but excluding the MacroGenics trademark, the trademarks listed on Exhibit B-1, as well as logos and trademarks Controlled by MacroGenics which, in each case, are not associated with a Product), including the selection, filing, prosecution, maintenance, defense and enforcement thereof. Notwithstanding the foregoing, in the event MacroGenics exercises the Co-Funding Option, costs related to Product trademarks in North America shall be treated as a Commercialization Expense. Throughout the Term of this Agreement and thereafter, MacroGenics shall not adopt or use, register or attempt to register in the Territory any trademark, trade name, domain name, or similar commercial symbol that includes, or is confusingly similar to, Takeda’s trademarks used in connection with Products.

(c) Decision Making. Except with respect to [***], after License Option Exercise, [***].

6.7 Manufacturing.

(a) General Supply Terms. Except as otherwise provided herein, after License Option Exercise, Takeda shall have sole responsibility, at its own expense, for Manufacturing the Compounds and the Products for use in the Field in the Territory.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Initial Manufacturing Term. The Parties agree that MacroGenics shall supply Takeda CTM during the Initial Manufacturing Term. No later than [***] prior to the anticipated License Option Deadline, the Parties shall enter into good faith negotiations to conclude an agreement for the supply of such CTM to Takeda by MacroGenics (the “CTM Supply Agreement”). Takeda’s cost for CTM supplied pursuant to the CTM Supply Agreement shall be set at MacroGenics’ Manufacturing Expense with no additional mark-up. The CTM Supply Agreement shall be subordinate to this Agreement. Notwithstanding the foregoing, MacroGenics shall provide to Takeda, at no additional charge, any inventory of CTM remaining from MacroGenics’ Manufacturing campaigns completed prior to the commencement of the Initial Manufacturing Term which were intended to support the Phase Ia Trial; provided that MacroGenics shall be allowed to retain any CTM required pursuant to Applicable Law and an additional reasonable and limited quantity for reference and for research, solely in accordance with the sublicense under Section 6.1(b)(3) and any sublicense granted to MacroGenics in the Research Agreement.

(c) Expiration of the Initial Manufacturing Term. As part of the general transition plan set forth in Section 6.3, the Parties, via the JSC, shall agree in writing on the date upon which the Initial Manufacturing Term shall expire.

(d) Transition of Manufacturing Responsibilities. Subject to the Parties’ agreement of the transition plan (the “Manufacturing Transition Plan”) adopted by the JSC, MacroGenics, shall effect a transfer to Takeda or its designee (which designee may be an Affiliate or a Third Party manufacturer, and which Third Party manufacturer may be a backup manufacturer or a second manufacturer of a Compound or a Product) of all MacroGenics Know-How and Information relating to the then-current process for the Manufacture of Compound and Product (the “Manufacturing Process”) and to facilitate implementation of the Manufacturing Process at facilities designated by Takeda (such transfer and implementation, as more fully described in this Section 6.7(d), the “Manufacturing Technology Transfer”). MacroGenics shall provide all reasonable assistance requested by Takeda to enable Takeda (or its Affiliate or designated Third Party manufacturer, as applicable) to implement the Manufacturing Process at the facilities designated by Takeda. If requested by Takeda, such assistance shall include facilitating the entering into of agreements with applicable Third Party suppliers relating to the Compounds and the Products. Within thirty (30) days after the end of each month during the performance of the Manufacturing Transition Plan, MacroGenics shall submit an invoice to Takeda detailing its Internal Expenses (limited as provided below) and reasonable out of pocket Third Party expenses incurred in fulfilling its obligations under the Manufacturing Transition Plan. Takeda shall pay MacroGenics the amount of each invoice within forty five (45) days after the date of such invoice. Internal Expenses of MacroGenics payable by Takeda shall be limited to reasonable travel and lodging expenses and FTE costs [***].

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(1) Without limitation to the foregoing, in connection with the Manufacturing Technology Transfer, MacroGenics shall cause all appropriate employees and representatives of MacroGenics and its Affiliates to meet with employees or representatives of Takeda (or its Affiliate or designated Third Party manufacturer, as applicable) at the applicable manufacturing facility at mutually convenient times to assist with the working up and use of the Manufacturing Process and with the training of the personnel of Takeda (or its Affiliate or designated Third Party manufacturer, as applicable) to the extent reasonably necessary or useful to enable Takeda (or its Affiliate or designated Third Party manufacturer, as applicable) to use and practice the Manufacturing Process.

(e) Decision Making. Except with regard [***] under the CTM Supply Agreement, after License Option Exercise, [***].

ARTICLE 7

MACROGENICS OPTIONS

7.1 Generally. Subject to the terms of this Agreement, MacroGenics may, at its discretion, exercise the Co-Promote Option, the Co-Funding Option and, upon exercise of the Co-Funding Option, the Limited Funding Option. MacroGenics’ exercise(s) of the Co-Promote Option and the Co-Funding Option are separate and independent of each other, such that MacroGenics may exercise: only the Co-Promote Option; only the Co-Funding Option; both the Co-Promote Option and the Co-Funding; Option; or neither.

7.2 Co-Funding Option. MacroGenics may, at its discretion, on or prior to the Co-Funding Option Deadline elect to co-fund Takeda’s Development of the Products in the Field in the Territory, as described in this Section 7.2 (the “Co-Funding Option”). Approximately [***] prior to the planned first subject dosed in the first Phase III Trial in a Primary Indication, Takeda shall deliver to MacroGenics: (i) a projected Development timeline for activities related to the Phase III Trials, (ii) a summary of Phase III Trial Expenses which have been incurred by Takeda, (iii) a then-current, non-binding budget of future Phase III Trial Expenses, which budget shall be [***] of the Phase III Trials and an annual basis thereafter, (iv) a then-current, non-binding budget of Commercialization Expenses on an annual basis, and (v) a then-current, non-binding projection of Net Sales on an annual basis in the U.S. (the “Co-Funding Materials”). After delivery of the Co-Funding Materials, but prior to the Co-Funding Option Deadline, upon MacroGenics’ reasonable request, Takeda shall promptly make available to MacroGenics: (i) its employees and consultants who performed the activities on behalf of Takeda in preparation of the Co-Funding Materials; and (ii) any additional Information or data under Takeda’s possession or control related to the Compounds or the Products that is reasonably useful in evaluating the Co-Funding Materials. MacroGenics may exercise such Co-Funding Option by delivering written notice thereof to Takeda no later than the Co-Funding Option Deadline, with such exercise being deemed effective upon Takeda’s receipt of such notice. If the Co-Funding Option Deadline shall pass without Takeda receiving MacroGenics’ notice under this Section 7.2 that it has exercised the Co-Funding Option, the Co-Funding Option shall immediately and permanently expire.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(a) Terms of Co-Funding. Upon MacroGenics’ exercise of the Co-Funding Option in accordance with Section 7.2 and until the expiration or termination of the Co-Funding Term: (1) MacroGenics shall be responsible for [***] of the Phase III Trial Expenses incurred by Takeda with respect to Products in the Territory under the Global Development Plan, regardless if such Phase III Trial Expenses are incurred prior to or after MacroGenics’ exercise of the Co-Funding Option; (2) the N.A. Profits shall be allocated between the Parties as provided in Section 8.8; (3) royalties shall be payable upon Net Sales of Products outside of North America in accordance with Section 8.4(c); and (4) the sales milestones to be paid to MacroGenics pursuant to Section 8.3(b) shall each be[***].

(b) Invoicing and Payment of Phase III Trial Expenses. Except with respect to the Calendar Quarter in which the Co-Funding Option is exercised, within thirty (30) days after the end of each Calendar Quarter during the Co-Funding Term (including the Calendar Quarter in which the effective date of a Co-Funding Termination Event occurs, if any), Takeda will provide a written report and invoice to MacroGenics setting forth in reasonable detail the Phase III Trial Expenses incurred by Takeda during such Calendar Quarter (each, a “Phase III Trial Expense Invoice”). Notwithstanding the foregoing, the first Phase III Trial Expense Invoice submitted by Takeda after the Co-Funding Option is exercised may be submitted within sixty (60) days after the end of such Calendar Quarter and shall include all Phase III Trial Expenses incurred by Takeda prior to and during such Calendar Quarter. Within sixty (60) days after the receipt of each Phase III Trial Expense Invoice, MacroGenics, to the extent the amounts set forth in such Phase III Trial Expense Invoice are not in reasonable dispute, shall pay the Phase III Trial Expense Invoice in full. MacroGenics shall notify Takeda of any amount reasonably disputed in a Phase III Trial Expense Invoice, including the basis for such dispute, at such time that MacroGenics pays the amount of the Phase III Trial Expense Invoice that is not in dispute. Disputes with respect to the amounts set forth in a Phase III Trial Expense Invoice that are not resolved by the Parties within twenty (20) Business Days after such dispute is first raised, shall be referred to the JSC for resolution. For the avoidance of doubt, [***] with respect to whether the amount set forth in the Phase III Trial Expense Invoice [***]. The audit rights set forth in Section 8.11 shall apply to any payment made pursuant to this Section 7.2(b).

(c) Limited Funding Option. During the Co-Funding Term, MacroGenics may, at its discretion, elect to limit its reimbursement of the Phase III Trial Expenses to the Limited Funding Cap (the “Limited Funding Option”); provided that Takeda receives notice of MacroGenics’ exercise of the Limited Funding Option [***]. For the avoidance of doubt, in the event MacroGenics fails to timely exercise the Limited Funding Option in accordance with this Section 7.2(c), the Limited Funding Option shall immediately and permanently expire and the Co-Funding Term shall continue, including MacroGenics’ obligations arising thereunder.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(d) Decision Making. MacroGenics exercise of the Co-Funding Option and/or the Limited Funding Option shall not alter either Party’s respective rights with respect to the Development of Compounds or Products, including [***].

(e) Termination of Co-Funding Term Due to Limited Funding Option Exercise.

(1) Effective Date of Termination of Co-Funding Term Due to Limited Funding Option Exercise. In the event that MacroGenics exercises the Limited Funding Option (in accordance with Section 7.2(c)), the Co-Funding Term shall terminate upon Takeda’s receipt of the notice of such exercise; provided that MacroGenics’ payment obligations set forth in Section 7.2(b) shall continue until such time that MacroGenics pays the Phase III Trial Expense Invoice that meets or exceeds the Limited Funding Cap. For avoidance of doubt, payment by MacroGenics of the amount that meets the Limited Funding Cap under a Phase III Trial Expense Invoice that sets forth an amount that exceeds the Limited Funding Cap shall terminate MacroGenics’ payment obligations under Section 7.2(b).

(2) Effect of Termination of Co-Funding Term Due to Limited Funding Option Exercise. Commencing upon the effective date of any termination of the Co-Funding Term in accordance with Section 7.2(e)(1) above and continuing for the remainder of the Term:

(i) the Co-Funding Term shall terminate immediately and permanently;

(ii) the N.A. Profit will no longer be allocated between the Parties in accordance with Section 8.8;

(iii) Takeda shall pay to MacroGenics the Limited Funding Royalties as set forth in Section 8.4(b), provided that MacroGenics continues to pay or has paid for its portion of invoiced Phase III Trial Expenses up to the Limited Funding Cap; and

(iv) any [***] set forth in [***] after the termination of the Co-Funding Term shall [***].

(f) Termination of Co-Funding Term Due to Failure to Pay Phase III Trial Expenses.

(1) Effective Date of Termination of Co-Funding Term Due to Failure to Pay Phase III Trial Expenses. Notwithstanding Section 7.2(e) above, Takeda may issue a notice of a Co-Funding Termination Event at any time after MacroGenics fails to pay to Takeda the amount set forth in a Phase III Trial Expense Invoice, other than an amount which MacroGenics reasonably disputes, within sixty (60) days from the date of such invoice. The Co-Funding Term shall terminate pursuant to this Section 7.2(f)(1) ten (10) Business Days after MacroGenics’ receipt of such notice from Takeda; provided, that MacroGenics has not paid the entire non-disputed, outstanding invoiced amount prior to the tenth (10th) Business Day after its receipt of such notice. Termination of the Co-Funding Term and the effects of such termination, as provided in this Section 7.3(f), shall be Takeda’s sole and exclusive remedy in the event MacroGenics fails to pay to Takeda the amount set forth in a Phase III Trial Expense Invoice.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(2) Effect of Termination of Co-Funding Term Due to Failure to Pay Phase III Trial Expenses. Commencing upon the effective date of any termination of the Co-Funding Term in accordance with Section 7.2(f)(1) above and continuing for the remainder of the Term:

(i) the Co-Funding Term shall terminate immediately and permanently;

(ii) the N.A. Profit will no longer be allocated between the Parties in accordance with Section 8.8;

(iii) Takeda shall pay to MacroGenics the General Royalties as set forth in Section 8.4(a); and

(iv) any [***] set forth in [***] after the termination of the Co-Funding Term [***].

7.3 Co-Promote Option. MacroGenics, at its discretion, on or prior to the Co-Promote Option Deadline may elect to co-promote the Products in the U.S. jointly with Takeda, as described in this Section 7.3 (the “Co-Promote Option”). Within approximately [***] after the database lock for the first Phase III Trial in a Primary Indication, Takeda shall deliver to MacroGenics a non-binding projection of the planned commercialization activities in the U.S., including a timeline and a budget for such activities (the “Co-Promote Materials”). After delivery of the Co-Promote Materials, but prior to the Co-Promote Option Deadline, upon MacroGenics’ reasonable request, Takeda shall promptly make available to MacroGenics: (i) its employees and consultants who performed the activities on behalf of Takeda in preparation of the Co-Promote Materials; and (ii) any additional Information or data under Takeda’s possession or control related to the Compounds or the Products that is reasonably useful in evaluating the Co-Promote Materials. MacroGenics may exercise such Co-Promote Option by delivering written notice thereof to Takeda no later than the Co-Promote Option Deadline. If the Co-Promote Option Deadline shall pass without Takeda receiving MacroGenics’ notice under this Section 7.3 that it has exercised the Co-Promote Option, the Co-Promote Option shall immediately and permanently expire. For purposes of clarity, [***] of the Co-Promote Option shall not affect the [***].

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(a) Terms of Co-Promotion. Promptly after MacroGenics exercises the Co-Promote Option, the Parties shall enter into good faith negotiations for a separate co-promotion agreement (the “Co-Promotion Agreement”). In addition to such usual and customary terms that are typically found within contract sales force agreements, including with respect to the diligence obligations of MacroGenics, the Co-Promotion Agreement shall include:

(1) MacroGenics’ Detailing Percentage. Unless otherwise agreed by the Parties, MacroGenics shall contribute [***]. The specific percentage of Details assigned to MacroGenics within such range may vary from Calendar Year-to-Calendar Year and shall be decided upon by consensus at the JSC, taking into consideration MacroGenics’ then-current and future planned commercialization capabilities in light of Takeda’s then-current commercialization forecast in the U.S. Such allocation shall be recorded in the then-current U.S. Commercialization Plan; provided, however, that if the Parties cannot come to a consensus regarding such allocation, [***].

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(i) In accordance with the scope of the U.S. Commercialization Plan, Takeda may increase or decrease the overall Details for a Product in a Calendar Year. If Takeda increases the total number of Details in a given Calendar Year, MacroGenics has the right, but not the obligation, to increase its total sales force efforts [***] of its receipt of the notice from Takeda in order to maintain the agreed-upon percentage of Details assigned to MacroGenics. If Takeda decreases the total number of Details in a given Calendar Year, MacroGenics shall have the right, but not the obligation, to make a corresponding decrease in the number of Details to maintain the agreed-upon percentage of Details assigned to MacroGenics.

(2) Fee for Detail. Takeda shall reimburse MacroGenics for the Details performed by MacroGenics at a reasonable fee-per-Detail basis to be agreed upon by the Parties and as measured by a Third Party.

(3) Audit Right. Each Party shall have the right to audit the other Party’s records regarding MacroGenics’ performance under the Co-Promotion Agreement, solely for the purpose of determining the other Party’s compliance with the Co-Promotion Agreement.

(4) Termination of Co-Promotion Agreement. MacroGenics may terminate the Co-Promotion Agreement by [***] prior written notice to Takeda. The Co-Promotion Agreement shall be subordinate to and coterminous with this Agreement.

(5) Promotional Materials and Samples. Except for MacroGenics’ name and the trademarks listed on Exhibit B-1, as well as logos and trademarks Controlled by MacroGenics which, in each case, are not associated with a Product) Takeda shall remain solely responsible for the production of Product labeling and Promotional Materials, the training and testing materials for all sales representatives (including those acting on behalf of MacroGenics), and restrictions with respect to the ability of such sales representatives to Detail other products. MacroGenics’ sales representatives shall only use Promotional Materials provided by Takeda, without alteration. Takeda will provide to MacroGenics, at Takeda’s expense, reasonable quantities of Promotional Materials and product samples and/or sample vouchers for the Products to support MacroGenics’ co-promotion activities. Takeda shall not use MacroGenics’ name and the trademarks listed on Exhibit B-1, as well as logos and trademarks Controlled by MacroGenics which, in each case, are not associated with a Product without MacroGenics written consent (such consent not to be unreasonably withheld, delayed or conditioned).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(6) Training and Related MacroGenics Sales Force Issues. Takeda will be responsible for designing training materials. Takeda shall provide initial training to MacroGenics’ sales managers and trainers (i.e., “train-the-trainer”) at Takeda’s expense. Thereafter, MacroGenics and Takeda will each be responsible, each at its own expense, for conducting training of their own sales forces. Takeda will ship training materials to MacroGenics as reasonably required for MacroGenics’ ongoing training needs at MacroGenics’ expense.

ARTICLE 8

CONSIDERATION

8.1 Upfront Payment. Upon execution of this Agreement, MacroGenics shall submit to Takeda an invoice for payment of fifteen million dollars ($15,000,000) as a one-time, non-refundable, non-creditable upfront payment. Takeda shall remit such upfront payment within fifteen (15) Business Days of such invoice.

8.2 License Option Fee. If Takeda executes the License Option Exercise (and the Parties have received any necessary clearance from the applicable Governmental Authorities), MacroGenics shall submit to Takeda an invoice for payment of a one-time, non-creditable and non-refundable payment for the License Option Exercise in the amount set forth in Section 8.2(a) (“License Option Fee”). Takeda shall remit payment for such License Option Fee within ten (10) Business Days of such invoice. For sake of clarity, no License Option Fee under this Section 8.2 shall be paid under this Agreement in the event Takeda does not execute the License Option Exercise.

(a) Amount of License Option Fee. Subject to any adjustments made pursuant to Section 3.4(d), the Licensee Option Fee shall be [***].

8.3 Milestone Payments. Except for the First Development Milestone, Takeda will promptly notify MacroGenics following the achievement of each milestone event set forth below. Thereafter, MacroGenics shall submit to Takeda an invoice for the corresponding milestone payment set forth below. Notwithstanding the forgoing, with respect to the First Development Milestone, MacroGenics shall promptly notify Takeda following the achievement of such milestone event and thereafter submit an invoice to Takeda for such milestone. Within thirty (30) days of Takeda’s receipt of any such invoice, Takeda shall remit the applicable milestone payment to MacroGenics. Each milestone payment by Takeda pursuant to this Section 8.3 shall be payable only once, regardless of the number of times that such milestone event is achieved for a Product. If development of a first Product is discontinued prior to the time at which a milestone payment pursuant to this Section 8.3 is made with respect to a subsequent Product, then the achievement by such subsequent Product of any milestone event for which such first Product did not achieve a milestone payment under this Section 8.3 shall be deemed to be the first achievement of such milestone event under this Section 8.3. Without limiting the foregoing, the Other Indication Milestones shall be payable on an Other Indication-by-Other Indication basis for each separate Other Indication regardless of the number of Other Indications. In addition, if for any reason a milestone event corresponding to a milestone payment in the tables below does not occur prior to the occurrence of the next sequential milestone event in the tables below (e.g. a First Commercial Sale milestone occurs and the Phase III milestone has not occurred), then such prior non-occurring milestone event shall be deemed to occur concurrently with the occurrence of such next sequential milestone event. For the avoidance of doubt, a First Commercial Sale in any one country or jurisdiction shall not be deemed to trigger any milestone payment in any other country or jurisdiction.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(a) Development and First Commercial Sale Milestones.

First Development Milestone
Milestone	Payment
[***]	[***]

First Primary Indication Milestones
Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Second Primary Indication Milestones
Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Other Indication Milestones
Milestone	Payment
[***]*	[***]
[***]*	[***]
[***]	[***]
[***]*	[***]
[***]	[***]
[***]	[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(1) Adjustment of Development and First Commercial Sale Milestones for Indications Studied in the Post Option Interim Development Plan.

(i) Second Primary Indication. In the event that the Post-Option Interim Development Plan actually conducted by Takeda does not include a Phase Ib Trial in both Primary Indications, the “Second Primary Indication Milestones” in the table set forth above shall be replaced with the table set forth below.

Second Primary Indication Milestones
Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(ii) Other Indication Milestones. In the event that the Post-Option Interim Development Plan actually conducted by Takeda does include a Phase Ib Trial in any Other Indication, the “Other Indication Milestones” which are designated with an “*” in the table set forth above shall be adjusted, with respect to only such Other Indication included in the Post-Option Interim Development Plan, as follows:

Other Indication Milestones
Milestone	Payment
[***]*	[***]
[***]*	[***]
[***]*	[***]

.

(b) Annual Net Sales Milestones. The milestone payments set forth in this Section 8.3(b), shall each be payable to MacroGenics one-time only, upon the first time during the Term that the total aggregate Net Sales of any single Product in any Calendar Year by Takeda, its Affiliates and its Sublicensees in the Territory reach or exceed the amounts set forth in the following table; provided that such payments [***]. Notwithstanding the foregoing, in the event that MacroGenics has exercised the Limited Funding Option, [***]; provided that MacroGenics has paid each Phase III Trial Invoice in accordance with Section 7.2(b).

Net Sales Milestones
Milestone	Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(1) If more than one milestone event described in this Section 8.3(b) occurs during the same Calendar Year, Takeda shall pay MacroGenics each milestone payment that corresponds to such milestone event.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

8.4 Takeda Royalty Obligations. As further consideration for the rights granted hereunder, Takeda shall pay to MacroGenics royalties at the royalty rates on the aggregate annual Net Sales of the Products in accordance with Sections 8.4(a), 8.4(b) and 8.4(c) below, in each case, during the applicable Royalty Term and subject to Section 8.6 and Section 8.9 below.

(a) General Royalties. In the event MacroGenics does not exercise the Co-Funding Option or the Co-Funding Term is terminated by Takeda pursuant to Section 7.2(f) (failure to pay Phase III Trial Expenses), Takeda shall pay to MacroGenics royalties at the following royalty rates on the aggregate annual Net Sales of the Products in the Territory.

Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b) Limited Funding Royalties. Upon the termination of the Co-Funding Term due to MacroGenics’ exercise of the Limited Funding Option in accordance with Section 7.2(e), Takeda shall pay to MacroGenics royalties at the following royalty rates on the aggregate annual Net Sales of the Products in the Territory (the “Limited Funding Royalty Rates”).

Annual Net Sales	Limited Funding Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(c) Co-Funding Term Royalties. During the Co-Funding Term, Takeda shall pay to MacroGenics royalties at the following royalty rates on the aggregate annual Net Sales of the Products in the Territory, excluding Net Sales in North America. For the avoidance of doubt, the aggregate annual Net Sales of the Products in North America during the Co-Funding Term shall be excluded from the calculation of the royalty thresholds payable to MacroGenics pursuant to this Section 8.4(c).

Annual Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(d) Examples of Royalty Calculation. By way of example, if global aggregate annual Net Sales of a given Product is [***] and MacroGenics did not exercise the Co-Funding Option, then the royalty payable by Takeda to MacroGenics for such Product, subject to other applicable reductions, would be as follows:

Global Net Sales	Royalty Tier	Royalty Due
[***]	at [***]% =	[***]
[***]	at [***]% =	[***]
[***]	at [***]% =	[***]
Total Royalty Due	=	[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

8.5 Royalty Term. Royalties under Section 8.4 shall be payable on Net Sales on a country-by-country basis beginning upon the First Commercial Sale of a Product in a country in the Territory until the expiration of the Royalty Term in such country (at which time sales in such country shall be excluded from all calculations of aggregate Net Sales hereunder). Following the expiration of the Royalty Term with respect to a Product in a country of the Territory, subject to the terms and conditions of this Agreement, Takeda shall have a perpetual, irrevocable, non-exclusive, fully-paid and royalty-free right and license, with the right to grant sublicenses, under the MacroGenics Technology to Exploit such Product in the Field in such country of the Territory.

8.6 Reduction For Biosimilar Entry In A Country. The royalty rates set forth in Section 8.4 for Net Sales in a country of the Territory [***] in each Calendar Quarter during which the [***] in such country is [***] and [***] and [***] in each Calendar Quarter during which the [***] in such country is [***].

8.7 Manner of Royalty Payment. Within forty five (45) days following the end of each Calendar Quarter after the First Commercial Sale of a Product in the Territory (but, excluding a First Commercial Sale in North America, if such sale occurs during the Co-Funding Term), Takeda shall provide MacroGenics with a report containing the following information for the applicable Calendar Quarter: the amount of gross sales of Product in the Territory (excluding North America during the Co-Funding Term), an itemized calculation of Net Sales in the Territory (excluding North America during the Co-Funding Term) showing deductions, provided for in the definition of “Net Sales,” a calculation of the royalty payment due on such sales, an accounting of the number of units and prices for Product sold, the exchange rate for each country in which Product was sold (excluding North America during the Co-Funding Term), the application of the reductions, if any, made in accordance with the terms of Section 8.6 or Section 8.9. Takeda shall pay all amounts due to MacroGenics pursuant to Section 8.4 with respect to Net Sales by Takeda, its Affiliates and their respective sublicensees for such Calendar Quarter at the time of the submission of such quarterly report. The rate of exchange to be used in computing the amount of currency equivalent in Dollars owed to a Party under this Agreement shall be the monthly average exchange rate between each currency of origin and U.S. Dollars as reported by Bloomberg or an equivalent resource as agreed by the Parties.

8.8 Allocation of N.A. Profit. During the Co-Funding Term, N.A. Profit for each Product shall be allocated as [***] to Takeda and [***] to MacroGenics.

(a) Expense Report. Within two (2) Business Days after the end of each Calendar Quarter following the First Commercial Sale in North America during the Co-Funding Term, each Party shall submit to the other Party a written “flash report” of its estimated Commercialization Expenses incurred by such Party during such Calendar Quarter. Within thirty (30) days after the end of each Calendar Quarter following the First Commercial Sale in North America during the Co-Funding Term, each Party shall submit to the other Party a written report setting forth in reasonable detail the Commercialization Expenses incurred by such Party during such Calendar Quarter; provided that the Commercialization Expenses incurred by either Party before the First Commercial Sale in North America, shallbe included in the first Commercialization Expense report submitted by the Parties. Each Party shall have the right to review and submit any reasonable objection to the Commercialization Expenses set forth in the other Party’s report within ten (10) Business Days following its receipt of the Commercialization Expenses report from the other Party. If a Party fails to object to a Commercialization Expense submitted by the other Party within such ten (10) Business Day period, such Commercialization Expense shall be included in the Quarterly N.A. Profit Report for such Calendar Quarter. For avoidance of doubt, failure by a Party to object to a Commercialization Expense under this Section 8.8 shall not affect such Party’s rights under Section 8.11 to audit and contest the accuracy or correctness of any records of the other Party or amounts owed or amounts paid pursuant to this Agreement. Disputes with respect to a Commercialization Expense that are not resolved by the Parties within ten (10) Business Days after such dispute is first raised, shall be referred to the JSC for resolution. For the avoidance of doubt, [***] with respect to whether the amount of the Commercialization Expense [***].

(b) N.A. Profit Reports. Within sixty (60) days after the end of each Calendar Quarter following the First Commercial Sale of a Product in North America, and for the remainder of the Co-Funding Term, Takeda shall submit to MacroGenics a report setting forth in reasonable detail all non-disputed Commercialization Expenses incurred by the Parties during the previous Calendar Quarter, along with all prior disputed Commercialization Expenses, where the dispute regarding such Commercialization Expense was resolved during the immediately preceding Calendar Quarter, a statement of the amount of Net Sales of Products in North America during such Calendar Quarter and an allocation of profits or losses between the Parties (the “Quarterly N.A. Profit Report”). Takeda shall pay all amounts due to MacroGenics pursuant to this Section 8.8 at the time of submission of the Quarterly N.A. Profit Report; provided, however, that if the Quarterly N.A. Profit Report indicates a loss for such Calendar Quarter, MacroGenics shall pay the amount due to Takeda pursuant to this Section 8.8 within twenty (20) Business Days following its receipt of such Quarterly N.A. Profit Report. The rate of exchange to be used in computing the amount of currency equivalent in Dollars owed to a Party under this Agreement shall be the monthly average exchange rate between each currency of origin and U.S. Dollars as reported by Bloomberg or an equivalent resource as agreed to by the Parties.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(1) Treatment of Pre-Launch Commercialization Expenses. Notwithstanding the foregoing in this Section 8.8, the first (1st) Quarterly N.A. Profit Report shall not contain all Pre-Launch Commercialization Expenses. Rather, the Pre-Launch Commercialization Expenses shall be distributed evenly between the [***], such that each of the [***] shall include [***] of the total Pre-Launch Commercialization Expenses. For the avoidance of doubt, nothing in this Section 8.8(b)(1) shall alter the allocation of the N.A. Profit between the Parties as set forth in the first sentence of Section 8.8.

8.9 Third Party Financial Obligations.

(a) [***] shall be solely responsible for the payment of any royalties, sublicense revenues, milestones or other payments due to Third Parties arising with respect to the Exploitation of a Compound or a Product in the Field in the Territory (“Third Party Obligation”): (1) [***] such Third Party Obligation [***] of the License Option, regardless if the terms or conditions of such Third Party Obligation have been agreed upon with such Third Party [***]; (2) which are owed to [***]; provided, that such Third Party Obligations arise from or are related to [***].

(b) The Parties shall each be responsible for [***] of any Third Party Obligation [***] such Third Party Obligation [***]. At [***] of any Third Party Obligation owed pursuant to this Section 8.9(b), and which is paid by [***] under this Article 8. Takeda shall [*** ] during any Calendar Quarter for which milestones, royalties or profit split are payable hereunder; provided, that in no event will such [***] payable to MacroGenics for such Calendar Quarter [***]. [***]of such Third Party Obligations that remains [***] due to the application [***] may be [***] Calendar Quarters.

(c) [***]. Notwithstanding the foregoing, Takeda shall be solely responsible for any Third Party Obligations arising from a [***]; provided, however, in the event that MacroGenics exercises the Co-Funding Option, to the extent such Third Party Obligation is reasonably attributable to the sale of Products in North America, such Third Party Obligation (or any allocable portion thereof) shall be deemed a Manufacturing Expense for the purposes of determining the N.A. Profits.

8.10 Taxes

(a) Cooperation and Coordination. The Parties acknowledge and agree that it is their mutual objective and intent to appropriately calculate, to the extent feasible and legal, taxes payable with respect to their collaborative efforts under this Agreement and that they shall use all commercially reasonable efforts to cooperate and coordinate with each other to achieve such objective.

(b) Payment of Tax. A Party receiving a payment pursuant to this Article 8 shall pay any and all taxes levied on such payment. If Applicable Law requires that taxes be deducted and withheld from a payment made pursuant to this Article 8, the remitting Party shall: (1) deduct those taxes from the payment; (2) pay the taxes to the proper taxing authority; and (3) send evidence of the obligation together with proof of payment to the other Party within sixty (60) days following that payment.

(c) Tax Residence Certificate. A Party receiving a payment pursuant to this Article 8 shall provide the remitting Party appropriate certification from relevant revenue authorities that such Party is a tax resident of that jurisdiction, if such receiving Party wishes to claim the benefits of an income tax treaty to which that jurisdiction is a party. Upon the receipt thereof, any deduction and withholding of taxes shall be made at the appropriate treaty tax rate.

(d) Assessment. Either Party may, at its own expense, protest any assessment, proposed assessment, or other claim by any Governmental Authority for any additional amount of taxes, interest or penalties or seek a refund of such amounts paid if permitted to do so by Applicable Law. The Parties shall reasonably cooperate with each other in any protest by providing records and such additional information as may reasonably be necessary for a Party to pursue such protest.

(e) Assignment. If Takeda assigns its rights and obligations hereunder to an Affiliate or Third Party in compliance with Section 15.4 and if such Affiliate or Third Party shall be required by Applicable Law to withhold any additional taxes from or in respect of any amount payable under this Agreement as a result of such assignment, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings, MacroGenics receives an amount equal to the sum it would have received had no such assignment been made. The foregoing sentence shall not apply to any additional taxes withheld for which MacroGenics may obtain a foreign tax credit.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

8.11 Audit. Each Party shall maintain complete and accurate records in sufficient detail to permit the other Party to confirm the accuracy of the calculation of royalties, milestones, profits, losses, Phase III Trial Expenses, and other payments under this Agreement. Upon reasonable prior notice, but not more than once per Calendar Year, such records shall be available during regular business hours for a period of three (3) years from the end of the Calendar Year to which they pertain for examination at the expense of the requesting Party by an independent certified public accountant selected by the requesting Party and reasonably acceptable to the other Party, for the sole purpose of verifying the accuracy of the financial reports and correctness of the payments furnished by the other Party pursuant to this Agreement. Any such auditor shall not disclose the other Party’s Confidential Information, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by the other Party or the amount of payments due by the other Party under this Agreement. Any amounts shown to be owed but unpaid shall be paid within thirty (30) days from the accountant’s report, plus interest, as set forth in Section 8.12 from the original due date. Any amounts shown to have been overpaid shall be refunded within thirty (30) days from the accountant’s report. The requesting Party shall bear the full cost of such audit unless such audit discloses an underpayment by the other Party of more than [***] of the amount due, in which case the other Party shall bear the full cost of such audit.

8.12 Late Payment. All payments due to a Party hereunder shall be made in U.S. Dollars by wire transfer of immediately available funds into an account designated by the receiving Party. If a Party does not receive payment of any sum due to it on or before the due date, simple interest shall thereafter accrue on the sum due to such Party until the date of payment at the per annum rate of two percent (2%) over the then-current prime rate quoted by Citibank in New York City or the maximum rate allowable by Applicable Law, whichever is lower.

ARTICLE 9

INTELLECTUAL PROPERTY MATTERS

9.1 Ownership of Inventions. Each Party shall own any Inventions made solely by its own employees, agents, or independent contractors in the course of conducting its activities under this Agreement, together with all intellectual property rights therein (“Sole Inventions”). The Parties shall jointly own any Inventions for which the inventors include at least one employee, agent, or independent contractor of each Party in the course of performing activities under this Agreement, together with all intellectual property rights therein (“Joint Inventions”). Inventorship shall be determined in accordance with U.S. patent laws. Subject to any licenses granted under this Agreement, each Party will have the right to practice and exploit any Joint Inventions without the duty of accounting to any other Party or seeking consent (for licensing, assigning or otherwise exploiting Joint Inventions) from the other Party by reason of the joint ownership thereof; and each Party hereby waives any right such Party may have under the Applicable Law of any jurisdiction to require any such approval or accounting, and, to the extent Applicable Law prohibits such a waiver, each Party shall be deemed to so consent. In furtherance thereof, at the reasonable written request of a Party, the other Party will in writing grant such consents and confirm that no such accounting is required to effect the foregoing regarding Joint Inventions.

9.2 Disclosure of Inventions. Each Party shall promptly disclose to the other Party any Invention that is necessary or useful to Exploit Compounds or Products in the Field in the Territory during the Term. With respect to any Joint Inventions, each Party shall promptly disclose to the other Party any invention disclosures, or other similar documents, submitted to it by its employees, agents or independent contractors describing the Joint Inventions, and all Information relating to such inventions to the extent necessary for the use of such Invention in the Development or commercialization of the Compounds or the Products in the Field and, to the extent patentable, for the preparation, filing and maintenance of any Patent with respect to such Invention.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

9.3 Prosecution of Patents.

(a) MacroGenics Platform Patents. Except as otherwise provided in this Section 9.3(a), as between the Parties, MacroGenics shall have the sole right and authority to prepare, file, prosecute and maintain the MacroGenics Platform Patents on a worldwide basis. MacroGenics shall provide Takeda a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain MacroGenics Platform Patents in the Territory, including by providing Takeda with a copy of material communications from any patent authority in the Territory regarding any MacroGenics Platform Patent, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses. MacroGenics shall consider Takeda’s comments regarding such communications and drafts in good faith. Takeda shall reimburse MacroGenics for [***] of MacroGenics Out of Pocket Patent Costs incurred in the filing, prosecution and maintenance of MacroGenics Platform Patents, provided that if pursuant to MacroGenics’ agreement with any Third Party MacroGenics is reimbursed by such Third Party for MacroGenics Out of Pocket Patent Costs in the filing, prosecution or maintenance of any such MacroGenics Platform Patent, Takeda shall reimburse MacroGenics, on a Patent-by-Patent basis, for[***] : (1) [***] of MacroGenics Out of Pocket Patent Costs and (2) [***] in such MacroGenics Out of Pocket Patent Costs [***]: (i) [***] MacroGenics for such MacroGenics Out of Pocket Patent Costs. To the extent any MacroGenics Platform Patent discloses subject matter which may be patentable as a Product Claim, such Product Claims shall be pursued under a separate patent application and such separate application shall be deemed a MacroGenics Product Patent.

(b) MacroGenics Product Patents.

(1) Pre-Option Period Prosecution. The rights and obligations of this Section 9.3(b)(1) shall only apply to the Parties during the Pre-Option Period. Except as otherwise provided in this Section 9.3(b)(1), MacroGenics shall have the sole right and authority to prepare, file, prosecute and maintain the MacroGenics Product Patents on a worldwide basis at its own expense (subject to Section 9.3(b)(1)(ii)). MacroGenics shall provide Takeda a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain MacroGenics Product Patents in the Territory, including by providing Takeda with a copy of material communications from any patent authority regarding any MacroGenics Product Patent in the Territory, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses. MacroGenics shall consider Takeda’s comments regarding such communications and drafts in good faith.

(i) Takeda Jurisdiction Selection. Notwithstanding the foregoing, subject to Section 9.3(b)(1)(ii) below, MacroGenics agrees that it shall prepare, file, prosecute and/or maintain the MacroGenics Product Patents in any jurisdiction requested by Takeda to the extent, and as much as, permitted under Applicable Law. If MacroGenics determines in its discretion not to prepare and file any previously unfiled MacroGenics Product Patent in a jurisdiction so requested by Takeda or to abandon or not maintain any previously filed MacroGenics Product Patent, then, in each case, MacroGenics shall provide Takeda with written notice of such determination within a period of time reasonably necessary to allow Takeda to determine, in its discretion, its interest in the preparation and filing of such previously unfiled MacroGenics Product Patent or the continuation of prosecution or maintenance of such previously filed MacroGenics Product Patent. MacroGenics shall give such notice no later than sixty (60) days prior to any final deadline for the preparation and filing of a patent application necessary to establish or maintain priority or any pending action or response that may be due with respect to a previously filed MacroGenics Product Patent with the applicable patent authority. If Takeda provides written notice expressing its interest in the preparation and filing, the continuation of prosecution or the maintenance of such MacroGenics Product Patent(s) in such jurisdictions, MacroGenics shall prepare and file, continue prosecution of or maintain such MacroGenics Product Patent in such jurisdictions.

(ii) Prosecution and Maintenance Expenses. During the Pre-Option Period, Takeda shall reimburse MacroGenics for [***] of the MacroGenics Out of Pocket Patent Costs incurred in the preparation, filing, prosecution and maintenance of MacroGenics Product Patents under Section 9.3(b)(1); provided that Takeda shall reimburse MacroGenics for [***] of the MacroGenics Out of Pocket Patent Costs incurred for those MacroGenics Product Patents, where MacroGenics prepared, filed, prosecuted or maintained such MacroGenics Product Patent pursuant to Takeda’s direction under Section 9.3(b)(1)(i). For the avoidance of doubt, Takeda shall reimburse MacroGenics [***] of the MacroGenics Out of Pocket Patent Costs incurred during the Pre-Option Period with respect to any MacroGenics Product Patent. Notwithstanding the foregoing, the Parties agree that for each Product Claim, MacroGenics shall file and prosecute a Patent (and maintain such Patent if granted) which includes such Product Claim in the following patent authorities and/or jurisdictions of the Territory to the extent, and as much as, MacroGenics is permitted to do so under Applicable Law: [***] and that Takeda shall reimburse MacroGenics for [***] of the MacroGenics Out of Pocket Patent Costs incurred in connection with the preparation and filing of such MacroGenics Product Patents.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(2) Post License Option Exercise. The rights and obligations of this Section 9.3(b)(2) shall only apply to the Parties after the License Option Exercise. Except as otherwise provided in this Section 9.3(b)(2), Takeda shall have the primary right and authority to prepare, file, prosecute and maintain the MacroGenics Product Patents on a worldwide basis at its own expense. Within sixty (60) days after the License Option Exercise, MacroGenics shall transfer to Takeda control of the prosecution and maintenance of all MacroGenics Product Patents being prosecuted or maintained by MacroGenics. Takeda shall provide MacroGenics a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain MacroGenics Product Patents in the Territory, including by providing MacroGenics with a copy of material communications from any patent authority regarding any MacroGenics Product Patent in the Territory, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses. Takeda shall consider MacroGenics’ comments regarding such communications and drafts in good faith. If Takeda determines in its discretion to abandon or not maintain any MacroGenics Product Patent that is being prosecuted or maintained by Takeda in the Territory, then Takeda shall provide MacroGenics with written notice of such determination within a period of time reasonably necessary to allow MacroGenics determine, in its discretion, its interest in such MacroGenics Product Patent (which notice by Takeda shall be given no later than sixty (60) days prior to the final deadline for any pending action or response that may be due with respect to such MacroGenics Product Patent with the applicable patent authority). If MacroGenics provides written notice expressing its interest in regaining control over such MacroGenics Product Patent, Takeda shall, free of charge, transfer to MacroGenics the control of such MacroGenics Product Patent in the Territory and such MacroGenics Product Patent shall be terminated with respect to the Takeda license. Upon the termination under this Section 9.4(b)(2) of a MacroGenics Patent under the Takeda License, all rights and licenses granted herein to Takeda with respect to such MacroGenics Patent shall terminate.

(i) To the extent any MacroGenics Platform Patent discloses subject matter which may be patentable as a Product Claim and Takeda desires, after the License Option Exercise, to prosecute such Product Claims in a separate patent application as a MacroGenics Product Patent, MacroGenics shall reasonably cooperate with Takeda’s efforts to file such MacroGenics Product Patent, including filing any documentation required by any patent office or patent authority in order to establish the appropriate priority to the MacroGenics Platform Patent.

(c) Takeda Patents. Except as otherwise provided in this Section 9.3(c), Takeda shall have the sole right and authority to prepare, file, prosecute and maintain the Takeda Patents on a worldwide basis at its own expense. Takeda shall provide MacroGenics a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain Takeda Patents in the Territory, including by providing MacroGenics with a copy of material communications from any patent authority regarding any Takeda Patent in the Territory, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses. Takeda shall consider MacroGenics’ comments regarding such communications and drafts in good faith.

(d) Joint Patents. Except as otherwise provided in this Section 9.3(d), Takeda shall have the primary right and authority to prepare, file, prosecute and maintain the Patents included in the Joint Inventions (“Joint Patents”) on a worldwide basis at its own expense. Takeda shall provide MacroGenics with a reasonable opportunity to review and comment on its efforts to prepare, file, prosecute and maintain Joint Patents, including by providing MacroGenics with a copy of material communications from any patent authority in such country(ies) regarding any Joint Patent, and by providing drafts of any material filings or responses to be made to such patent authorities in advance of submitting such filings or responses. Takeda shall consider MacroGenics’ comments regarding such communications and drafts in good faith. If Takeda determines in its discretion to abandon or not maintain any Joint Patent(s) in any country(ies) of the world, then Takeda shall provide MacroGenics with written notice of such determination within a period of time reasonably necessary to allow MacroGenics to determine its interest in such Joint Patent(s) (which notice from Takeda shall be given no later than sixty (60) days prior to any final deadline for any pending action

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

or response that may be due with respect to such Joint Patent(s) with the applicable patent authority). If MacroGenics provides written notice expressing its interest in obtaining such Joint Patent(s), Takeda shall, free of charge, assign and transfer to MacroGenics the ownership of, and interest in, such Joint Patent(s) in such country(ies), at MacroGenics’ own expense, and Takeda shall cooperate with MacroGenics for assignment and transfer of such Joint Patent(s) in such country. Thereafter, all such assigned and transferred Patents will be deemed MacroGenics Patents and subject to Section 9.3(a) above.

(e) Cooperation in Prosecution. Each Party shall provide the other Party all reasonable assistance and cooperation in the Patent prosecution efforts provided above in this Section 9.3, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution, as well as further actions as set forth below. Such assistance and cooperation shall include making a Party’s inventors and other scientific advisors reasonably available to assist the other Party’s Patent prosecution efforts.

(1) The Parties shall respectively prepare, file, maintain and prosecute the MacroGenics Patents, the Takeda Patents and the Joint Patents as set forth in this Section 9.3. As used herein, “prosecution” of such Patents shall include all communication and other interaction with any patent office or patent authority having jurisdiction over a patent application in connection with pre-grant proceedings.

(2) All communications between the Parties relating to the preparation, filing, prosecution or maintenance of the MacroGenics Patents, the Takeda Patents and the Joint Patents, including copies of any draft or final documents or any communications received from or sent to patent offices or patenting authorities with respect to such Patents, shall be considered Confidential Information and subject to the confidentiality provisions of Article 11.

(3) Assignments in the MacroGenics Patents and Joint Patents shall be effected as follows: (i) employees or agents of MacroGenics that are named as inventors on the MacroGenics Patents shall assign their interest in such Patents to MacroGenics; and (ii) employees or agents of Takeda or MacroGenics that are named as inventors on the Joint Patents shall assign their interest in such Patents to their respective employer.

9.4 Patent Term Extensions in the Territory. The rights and obligations of this Section 9.4 shall only apply to the Parties after the License Option Exercise. Whether to seek patent term extensions, supplemental protection certificates or their equivalents in the Territory (each a “Patent Extension” and collectively “Patent Extensions”) for MacroGenics Product Patents, Joint Patents and/or Takeda Patents shall be decided by Takeda. Takeda shall be responsible for seeking such Patent Extensions and shall act with reasonable promptness in light of the developmental stage of the Products to apply for any such Patent Extension. In the event that the opportunity to seek a Patent Extension becomes available for a Product based on a MacroGenics Platform Patent or MacroGenics

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Product Patent (“MacroGenics Patent Extension”), and Takeda declines to seek such MacroGenics Patent Extension, MacroGenics shall have the right to seek such MacroGenics Patent Extension. Takeda, in its sole discretion, may terminate the Takeda License with respect to any MacroGenics Patent which is the basis of a MacroGenics Patent Extension within sixty (60) days of receiving written notice from MacroGenics of the award of such MacroGenics Patent Extension. Upon the termination under this Section 9.4 of a MacroGenics Patent under the Takeda License, all rights and licenses granted herein to Takeda with respect to such MacroGenics Patent shall terminate; provided, however, that MacroGenics shall grant to Takeda a covenant not to sue with respect to such MacroGenics Patent. The Party that does not apply for a Patent Extension hereunder will cooperate fully with the other Party in making such filings or actions, including making available all required regulatory data and Information and executing any required authorizations to apply for such Patent Extension. All expenses incurred in connection with activities of each Party with respect to the Patent(s) for which such Party seeks Patent Extension pursuant to this Section 9.4 shall be entirely borne by such Party.

9.5 Infringement of Patents by Third Parties.

(a) Notification. Each Party shall promptly notify the other Party in writing of any existing, alleged or threatened infringement of any MacroGenics Patent, Joint Patent or Takeda Patent of which it becomes aware, and shall provide all Information in such Party’s possession or control demonstrating such infringement.

(b) Infringement of MacroGenics Product Patents or Joint Patents. The rights and obligations of this Section 9.5(b) shall only apply to the Parties after the License Option Exercise.

(1) Takeda, subject to Sections 9.5(b)(2) through 9.5(b)(6), shall have the first right, but not the obligation, to bring an appropriate suit or other action against any Third Party engaged in any existing, alleged or threatened infringement of any: (i) MacroGenics Product Patent or Joint Patent; and (ii) MacroGenics Platform Patent with respect to a Competitive Infringement.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(2) Takeda shall notify MacroGenics of its election to take any action in accordance with this Section 9.5(b)(1) within [***] after the first notice under Section 9.5(a); or (ii) [***] any time limit set forth in Applicable Law or regulation, including the time limits set forth under the Hatch-Waxman Act. Notwithstanding the foregoing sentence, Takeda shall not initiate any such suit or take such other action with respect to any MacroGenics Product Patent or Joint Patent without first consulting with MacroGenics and giving good faith consideration to any reasonable objection from MacroGenics regarding Takeda’s proposed course of action, and Takeda shall not initiate any such suit or take such other action with respect to a MacroGenics Platform Patent without the prior written consent of MacroGenics, such consent not to be unreasonably withheld, delayed or conditioned. Should MacroGenics reasonably withhold such consent, MacroGenics shall keep Takeda reasonably informed of any enforcement efforts with respect to the MacroGenics Platform Patents and shall consider Takeda’s comments regarding such enforcement in good faith. MacroGenics shall cooperate in the prosecution of any suit under this Section 9.5 as may be reasonably requested by Takeda. In the event that Takeda elects not to initiate a lawsuit or take other reasonable action with respect to an infringement described in Section 9.5(b)(1), MacroGenics shall have the right, but not the obligation, to initiate such suit or take such other action, after providing [***] notice to Takeda and giving good faith consideration to Takeda’s reason(s) for not initiating a suit or taking other action.

(3) If one Party elects to bring suit or take action under this Section 9.5(b) against an infringement, then the other Party shall have the right, prior to commencement of the suit or action, to join any such suit or action.

(4) Each Party shall provide to the Party enforcing any such rights under this Section 9.5(b) reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by Applicable Law to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other Party’s comments on any such efforts, and shall consult the other Party in any important aspects of such enforcement, including determination of material litigation strategy, filing of important papers to the competent court.

(5) Each Party shall bear all of its own internal costs incurred in connection with its activities under this Section 9.5(b). In the event that the Parties are joined in suit or action against the infringement or the non-enforcing Party elects to join such suit or action and, in either case, elects to be represented by the same outside counsel as the enforcing Party, then the enforcing Party shall be responsible for all expenses arising from such outside counsel; provided that the enforcing Party consents to such joint representation by outside counsel, such consent not to be unreasonably withheld, delayed or conditioned.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(6) The Party not bringing an action with respect to infringement in the Territory under this Section 9.5(b) shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the Party bringing such action.

(7) Settlement. Neither Party shall settle any claim, suit or action that it brought under this Section 9.5 involving MacroGenics Patents or Joint Patents without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

(c) Infringement of Takeda Patents. For any and all infringement of any Takeda Patent, Takeda shall have the sole and exclusive right, but not the obligation, to bring, at Takeda’s expense and in its sole control, an appropriate suit or other action against any person or entity engaged in such infringement of the Takeda Patent and to retain [***] of any recovery in connection with such suit or other action (after reimbursing MacroGenics for any of its expenses in connection with its assistance provided in accordance with Section 9.5(b)(4)).

(d) Allocation of Proceeds. The rights and obligations of this Section 9.5(d) shall only apply to the Parties after the License Option Exercise. If either Party recovers monetary damages from any Third Party in a suit or action brought under Section 9.5(b) or 9.7(a) or any royalties, milestones or other payments from a license agreement with a Third Party related to any alleged infringement related to a Product, whether such damages or royalties result from the infringement of MacroGenics Patents or Joint Patents, such recovery (“Infringement Recovery”) shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation, action or license negotiations, and any remaining amounts shall be allocated: (1) with respect to an Infringement Recovery in North America during the Co-Funding Term, [***] to MacroGenics, or (2) either outside North America or after the Co-Funding Term or if no Co-Funding Term existed, then (i) if the Infringement Recovery is based on lost profits, an amount equal to the royalty that would be payable pursuant to Section 8.4(a), 8.4(b) or 8.4(c), as applicable on the

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

imputed amount of Net Sales of the relevant Product(s) in the country(ies) where such infringement occurred as determined by the competent court, (ii) if the Infringement Recovery reflects the amount of reasonable royalty payments as determined by the competent court, such Infringement Recovery shall be considered Net Sales and subject to the applicable royalty in accordance with Section 8.4(a), 8.4(b) or 8.4(c), as applicable, of this Agreement, and (iii) if, or to the extent, the Infringement Recovery includes any other measure of damages (including punitive, treble or other extraordinary damages), such Infringement Recovery shall be retained [***] by the Party bringing such action. In the event a compensatory Infringement Recovery (i.e., includes other than punitive, treble or other extraordinary damages that are subject to Section 9.5(d)(2)(iii)) is not designated as either “lost profits” or a “reasonable royalty,” the Infringement Recovery shall be allocated between the Parties in accordance with Section 9.5(d)(2)(ii).

9.6 Infringement of Third Party Rights in the Territory.

(a) Notice. If any Product used or sold by either Party, its Affiliates, or sublicensees becomes the subject of a Third Party’s claim or assertion of infringement of a Patent granted by a jurisdiction within the Territory, the Party first having notice of the claim or assertion shall promptly notify the other Party.

(b) Defense. Takeda shall have the first right, but not the obligation, to defend any such Third Party claim or assertion of infringement of a Patent as described in Section 9.6(a) above, at Takeda’s expense. If Takeda does not commence actions to defend such claim within [***] after it receives notice thereof (or within [***] after it should have given notice thereof to MacroGenics as required by Section 9.6(a)), then to the extent allowed by Applicable Law, MacroGenics shall have the right, but not the obligation, to control the defense of such claim by counsel of its choice, at MacroGenics’ expense. The non-defending Party shall reasonably cooperate with the Party conducting the defense of the claim or assertion, including if required to conduct such defense, furnishing a power of attorney.

(c) Settlement; Licenses. Neither Party shall enter into any settlement of any claim described in this Section 9.6 that affects the other Party’s rights or interests without such other Party’s written consent, such consent not to be unreasonably withheld, delayed or conditioned. Each Party shall have the right to decline to defend or to tender defense of any claim described in this Section 9.6 upon reasonable notice to the other Party, including if the other Party fails to agree to a settlement that the declining Party proposes. In the event that it is determined by any court of competent jurisdiction that the research, Development, Manufacture, distribution, use, sale, import, export or other commercialization of a Product, conducted in accordance with the terms and conditions of this Agreement, infringes, or Takeda determines reasonably and in good faith that such activities are likely to infringe, any Patent, copyright, trademark, data exclusivity right or trade secret right arising under Applicable Law of any Third Party, Takeda shall use

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Commercially Reasonable Efforts to: (1) procure a license from such Third Party authorizing Takeda to continue to conduct such activities; or (2) modify such activities so as to render it non-infringing. To the extent such a license relates to the commercialization of a Product, the cost of such license shall be considered a Third Party Obligation and allocated between the Parties in accordance with Section 8.9. In the event that Takeda decides that neither of the foregoing alternatives is reasonably available or commercially feasible, Takeda may, at its discretion, terminate this Agreement for the Product affected in accordance with Section 12.2.

9.7 Patent Oppositions and Other Proceedings.

(a) Third-Party Patent Rights. If either Party desires to bring an opposition, action for declaratory judgment, nullity action, interference, declaration for non-infringement, reexamination or other attack upon the validity, title or enforceability of a Patent owned or controlled by a Third Party and having one or more claims that Cover a Product, or the use, sale, offer for sale or importation of a Product (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, a Third Party’s claim or assertion of infringement under Section 9.6, in which case the provisions of Section 9.6 shall govern), such Party shall so notify the other Party and the Parties shall promptly confer to determine whether to bring such action or the manner in which to settle such action. Takeda shall have the initial right, but not the obligation, to bring, at its own expense and in its sole control, such action in the Territory. If Takeda does not bring such an action in the Territory, within [***] of notification thereof pursuant to this Section 9.7(a) (or earlier, if required by the nature of the proceeding), then MacroGenics shall have the right, but not the obligation, to bring, at MacroGenics’ own expense, such action. The Party not bringing an action under this Section 9.7(a) shall be entitled to separate representation in such proceeding by counsel of its own choice and at its own expense, and shall cooperate fully with the Party bringing such action. Any awards or amounts received in bringing any such action shall be first allocated to reimburse the initiating Party’s expenses in such action, and any remaining amounts shall be allocated between the Parties as provided in Section 9.5(d).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Parties’ Patent Rights. If any MacroGenics Product Patent or Joint Patent becomes the subject of any proceeding commenced by a Third Party within the Territory in connection with an opposition, reexamination request, action for declaratory judgment, nullity action, interference or other attack upon the validity, title or enforceability thereof (a “Third Party Patent Challenge”) (except insofar as such action is a counterclaim to or defense of, or accompanies a defense of, an action for infringement against a Third Party under Section 9.5, in which case the provisions of Section 9.5 shall govern), then the Party responsible for filing, preparing, prosecuting and maintaining such Patent as set forth in Section 9.3 hereof, shall control such defense at its own expense. The controlling Party shall permit the non-controlling Party to participate in the proceeding to the extent permissible under Applicable Law, and to be represented by its own counsel in such proceeding, at the non-controlling Party’s expense. If either Party decides that it does not wish to defend against such action, then the other Party shall have a backup right to assume defense of such Third-Party action at its own expense. Any awards or amounts received in defending any such Third-Party action shall be allocated between the Parties as provided in Section 9.5(d). MacroGenics shall have the sole discretion whether to defend and shall solely control any defense of a Platform Patent which is the subject of a Third Party Patent Challenge; provided that MacroGenics shall keep Takeda reasonably informed regarding such enforcement and shall consider Takeda’s comments regarding such enforcement in good faith.

9.8 Exclusivity. For the period beginning on the Effective Date and ending on the [***] of the License Option Exercise, except to the extent required for MacroGenics to fulfill its obligations under this Agreement or for Takeda to fulfill its obligations or exercise its rights under this Agreement, neither Party nor any of their Affiliates, either directly or with or through a Third Party, [***]. Notwithstanding the foregoing, a Party shall not be deemed to have breached its obligations under this Section 9.8 solely as a result of activities conducted by a Third Party licensee, sublicensee or collaborator of such Party if (a) the conduct of such activities by such Third Party violates the terms of the applicable agreement between such Party and such Third Party and (b) such Party uses Commercially Reasonable Efforts to enforce the terms of such agreement against such Third Party, including bringing an action against such Third Party in accordance with the dispute resolution procedures set forth in such Party’s agreement with the Third Party and which may also include termination of its agreement with such Third Party. Subject to Section 15.4, in the event of an acquisition of a Party or its assets or equity by a Third Party, the prohibitions set forth in this Section 9.8 shall not apply to the extent a breach of this Section 9.8 would result from an activity or conduct by such Third Party where such Third Party was engaged in such activity or conduct prior to such acquisition. For the avoidance of doubt, such Third Party acquirer (or any successor entity thereto) shall be prohibited, pursuant to this Section 9.8, from using any intellectual property licensed to the acquired Party under this Agreement in connection with the Third Party acquirer’s pre-acquisition activity or conduct.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 Mutual Representations, Warranties and Covenants. Each of the Parties hereby represents and warrants to the other Party as of the Effective Date and hereinafter covenants that:

(a) Organization. It is a corporation duly organized, validly existing, and in good standing under Applicable Law of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Agreement.

(b) Binding Agreement. This Agreement is a legal and valid obligation binding upon such Party and enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, or other Applicable Law of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).

(c) Authorization. The execution, delivery, and performance of this Agreement by such Party have been duly authorized by all necessary corporate action and do not conflict with any agreement, instrument, or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law or any order, writ, judgment, injunction, decree, determination, or award of any court or governmental body, or administrative or other agency presently in effect applicable to such Party.

(d) No Further Approval. It is not aware of any government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law, currently in effect, necessary for, or in connection with, the transactions contemplated by this Agreement or any other agreement or instrument executed in connection herewith, or for the performance by it of its obligations under this Agreement and such other agreements (save for Regulatory Approvals and similar authorizations from Governmental Authorities necessary for the Exploitation of the Compounds and the Products as contemplated hereunder), except as may be required to obtain clearance of this Agreement under the HSR Act.

(e) No Inconsistent Obligations. Neither Party is under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.

(f) Transparency Reporting. Takeda and, in the event it exercises the Co-Promote Option, MacroGenics shall each be responsible for tracking and reporting transfers of value initiated and controlled by its and its Affiliates’ employees, contractors, and agents pursuant to the requirements of the marketing reporting laws of any Governmental Authority in the Territory, including Section 6002 of ACA, commonly referred to as the “Sunshine Act.”

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

10.2 Additional Representations and Warranties of MacroGenics. MacroGenics represents and warrants as of the Effective Date and covenants to Takeda that:

(a) MacroGenics has all rights necessary to grant the licenses under the MacroGenics Technology and rights of cross-reference under Regulatory Materials that it grants to Takeda in this Agreement. As from the Effective Date and until the License Option Exercise and thereafter for the duration of the Term, MacroGenics shall not, and shall cause its Affiliates not to, grant to any Third Party rights that encumber or conflict with the rights granted to Takeda hereunder with respect to the MacroGenics Technology, Joint Technology or Regulatory Materials.

(b) The Patents set forth in Exhibit B (“Licensed Patents”) represent all Patents that MacroGenics or any of its Affiliates owns or Controls that Cover or disclose any Invention necessary or useful for the Exploitation of Compounds or Products in the Territory in the Field as of the Effective Date. MacroGenics is the sole and exclusive owner of the entire right, title and interest in the Licensed Patents free of any encumbrance, lien, or claim of ownership by any Third Party.

(c) MacroGenics or any of its Affiliates owns or Controls all MacroGenics Know-How necessary or useful for the Exploitation of Compounds or Products in the Territory in the Field.

(d) There is no actual or, to MacroGenics’ Knowledge, threatened infringement or misappropriation of the MacroGenics Technology by any Person in the Territory.

(e) To MacroGenics’ Knowledge, the Exploitation of Compounds or Products in the Field in the Territory will not infringe or misappropriate the Patents or other intellectual property or proprietary rights of any Third Party in the Territory.

(f) The Licensed Patents are being diligently prosecuted in the respective patent offices in the Territory in accordance with Applicable Law. The Licensed Patents have been filed and maintained properly and correctly and all applicable fees have been paid on or before the due date for payment.

(g) With respect to the Licensed Patents, to MacroGenics’ Knowledge, MacroGenics and its Affiliates have presented all references, documents, or Information for which it and the inventors had a duty to disclose under Applicable Law, including 37 C.F.R. 1.56 or its foreign equivalent to the relevant patent examiner at the relevant patent office.

(h) Each of the Licensed Patents properly identifies each and every inventor of the claims thereof as determined in accordance with Applicable Law of the jurisdiction in which such Licensed Patent is issued or such application is pending.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(i) All current and former officers, employees, agents, advisors, consultants, contractors or other representatives of MacroGenics or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any MacroGenics Technology have executed and delivered to MacroGenics or any such Affiliate an assignment or other agreement regarding the protection of proprietary Information and the assignment to MacroGenics or any such Affiliate of any MacroGenics Technology, the current form of which has been made available for review by Takeda. To MacroGenics’ Knowledge, no current officer, employee, agent, advisor, consultant or other representative of MacroGenics or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of MacroGenics Patents or other MacroGenics Technology or of any employment contract or any other contractual obligation relating to the relationship of any such Person with MacroGenics or any such Affiliate. Takeda shall have no obligation to contribute to any remuneration of any inventor employed or previously employed by MacroGenics or any of its Affiliates in respect of any such Inventions, Information and discoveries and intellectual property rights therein that are so assigned to MacroGenics or its Affiliate(s). MacroGenics will pay all such remuneration due to such inventors with respect to such Inventions and other Know-How and intellectual property rights therein.

(j) The inventions Covered or disclosed by the Licensed Patents: (1) were not conceived, discovered, developed, or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the U.S. or any agency thereof; (2) are not a “subject invention” as that term is described in 35 U.S.C. Section 201(f); and (3) are not otherwise subject to the provisions of the Bayh-Dole Act.

(k) Neither MacroGenics nor any of its Affiliates has been debarred by the FDA, is not subject to any similar sanction of other Governmental Authorities in the Territory, and, to MacroGenics’ Knowledge, neither MacroGenics nor any of its Affiliates has used, or will engage, in any capacity, in connection with this Agreement or any ancillary agreements (if any), any Person who either has been debarred by such a Regulatory Authority, or is the subject of a conviction described in Section 306 of the FFDCA. MacroGenics shall inform Takeda in writing promptly if it or any Person engaged by MacroGenics or any of its Affiliates who is performing services under this Agreement or any ancillary agreements (if any) is debarred or is the subject of a conviction described in Section 306 of the FFDCA, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to MacroGenics’ Knowledge, is threatened, relating to the debarment or conviction of MacroGenics, any of its Affiliates or any such Person performing services hereunder or thereunder.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(l) MacroGenics and its Affiliates have provided or made available to Takeda prior to the Effective Date, true, complete, and correct copies of: (1) the file wrapper and other documents and materials relating to the prosecution, defense, maintenance, validity, and enforceability of the Licensed Patents to the extent not publicly available; (2) all Regulatory Materials in the ownership, possession or Control of MacroGenics or any of its Affiliates; and (3) all adverse Information with respect to the safety and efficacy of any Compound known to MacroGenics, and all of the foregoing Information and documents provided are true, correct, and complete.

(m) MacroGenics and its Affiliates have generated, prepared, maintained, and retained all Regulatory Materials that are required to be maintained or retained pursuant to and in accordance with GCP, GLP and other Applicable Law, and all such Information is true, complete and correct.

(n) MacroGenics has provided or made available to Takeda true, complete and correct copies of all agreements relating to the Manufacture or supply of Compounds or Products (including quality agreements) that are in effect as of the Effective Date, a complete list of which appears on Exhibit F hereto.

(o) MacroGenics has maintained and has not breached in any material respect any agreements with any Third Party relating to a Compound or a Product, and after the Effective Date of this Agreement, MacroGenics shall use Commercially Reasonable Efforts to maintain in good standing all such agreements with Third Parties.

(p) The representations, warranties and covenants of MacroGenics in this Agreement, and the Information and materials furnished to Takeda in connection with its period of diligence prior to the Effective Date do not, taken as a whole: (i) contain any untrue statement of a material fact; or (ii) omit to state any material fact necessary to make the statements or facts contained therein, in light of the circumstances under which they were made, misleading.

10.3 Additional Representations and Warranties of Takeda. Takeda represents and warrants as of the Effective Date and covenants to MacroGenics that:

(a) Neither Takeda nor its Affiliates have been debarred by the FDA (and are not subject to any similar sanction of other Regulatory Authorities in the Territory), and are not subject to any such debarment or similar sanction by any such Regulatory Authority, and to Takeda’s Knowledge, neither Takeda nor its Affiliates have used, and will not engage, in any capacity, in connection with this Agreement, any Person who either has been debarred by such a Regulatory Authority, or is the subject of a conviction described in Section 306 of the FFDCA. Takeda shall inform MacroGenics in writing promptly if it or any Person engaged by Takeda who is performing services under this Agreement is debarred or is the subject of a conviction described in Section 306 of the FFDCA, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to Takeda’s Knowledge, is threatened, relating to the debarment or conviction of Takeda or any such Person performing services hereunder.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) To the extent permissible under Applicable Law, all employees, agents, advisors, consultants or contractors of Takeda or its Affiliates performing activities under this Agreement shall be under an obligation to assign all right, title and interest in and to their Inventions and other Know-How, whether or not patentable, and intellectual property rights therein, to Takeda or its Affiliate(s) as the sole owner thereof. MacroGenics shall have no obligation to contribute to any remuneration of any inventor employed or previously employed by Takeda or any of its Affiliates in respect of any such Inventions, Information and discoveries and intellectual property rights therein that are so assigned to Takeda or its Affiliate(s). Takeda will pay all such remuneration due to such inventors with respect to such Inventions and other Know-How and intellectual property rights therein.

(c) Neither Takeda nor any of its Affiliates owns any Patent that Covers or discloses the Compound or any Product that contains the Compound as such Product exists as of the Effective Date.

10.4 No Other Representations or Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 10, THE PARTIES MAKE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EITHER EXPRESS OR IMPLIED, WRITTEN OR ORAL, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, INCLUDING ANY EXPRESS OR IMPLIED WARRANTY OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTY OF NON-INFRINGEMENT OR AS TO THE VALIDITY OF ANY PATENTS.

ARTICLE 11

CONFIDENTIALITY

11.1 Nondisclosure. Each Party agrees that, during the Term and for a period of [***] years thereafter, a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) shall: (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own confidential or proprietary Information of similar kind and value, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted below, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement (it being understood that this Section 11.1 shall not create or imply any rights or licenses not expressly granted under this Agreement). Notwithstanding anything to the contrary in the foregoing, the obligations of confidentiality and non-use with respect to any trade secret within such Confidential Information shall survive such [***] period for so long as such Confidential Information remains protected as a trade secret under Applicable Law.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

11.2 Exceptions. The obligations in Section 11.1 shall not apply with respect to any portion of the Confidential Information that the Receiving Party can show by competent evidence:

(a) is publicly disclosed by the Disclosing Party, either before or after it is disclosed to the Receiving Party hereunder;

(b) is known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(c) is subsequently disclosed to the Receiving Party or any of its Affiliates on a non-confidential basis by a Third Party that, to the Receiving Party’s Knowledge, is not bound by a similar duty of confidentiality or restriction on its use;

(d) is now, or hereafter becomes, through no act or failure to act on the part of the Receiving Party or any of its Affiliates, generally known or available, either before or after it is disclosed to the Receiving Party;

(e) is independently discovered or developed by or on behalf of the Receiving Party or any of its Affiliates without the use of Confidential Information belonging to the Disclosing Party; or

(f) is the subject of written permission to disclose provided by the Disclosing Party.

11.3 Authorized Disclosure. The Receiving Party may disclose Confidential Information belonging to the Disclosing Party only to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting Patents as permitted by this Agreement;

(b) as reasonably required in generating Regulatory Materials and obtaining Regulatory Approvals;

(c) prosecuting or defending litigation, including responding to a subpoena in a Third Party litigation;

(d) complying with Applicable Law or court or administrative orders;

(e) complying with any obligation under this Agreement;

(f) in communications with existing or bona fide prospective acquirers, merger partners, lenders or investors, and consultants and advisors of the Receiving Party in connection with transactions or bona fide prospective transactions with the foregoing, in each case on a “need-to-know” basis and under appropriate confidentiality provisions substantially equivalent to those of this Agreement; provided, however, that the Receiving Party shall remain responsible for any violation of such confidentiality provisions by any Third Party receiving such Confidential Information.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(g) to its Affiliates, sublicensees or prospective sublicensees, subcontractors or prospective subcontractors, consultants, agents and advisors on a “need-to-know” basis in order for the Receiving Party to exercise its rights or fulfill its obligations under this Agreement, each of whom prior to disclosure must be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than those set forth in this Article 11; provided, however, that, in each of the above situations, the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information pursuant to this Section 11.3(g) to treat such Confidential Information as required under this Article 11.

(h) If and whenever any Confidential Information is disclosed in accordance with this Section 11.3, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Notwithstanding the foregoing, in the event a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to clauses (a) through (e) of this Section 11.3, it will, except where impracticable, give reasonable advance notice to the other Party of such disclosure and use not less than the same efforts to secure confidential treatment of such information as it would to protect its own confidential information from disclosure.

11.4 Terms of this Agreement. The Parties acknowledge that this Agreement and all of the respective terms of this Agreement shall be treated as Confidential Information of both Parties subject to the provisions of Sections 11.3(f), 11.3(g) and 11.6.

11.5 Publicity. The Parties shall make a joint public announcement of the execution of this Agreement in the form attached as Exhibit G, which shall be issued at a time to be mutually agreed by the Parties. Each Party agrees not to issue any other press release or other public statement disclosing other information relating to this Agreement or the transactions contemplated hereby that contains information not previously publicly disclosed in accordance with this Section 11.5 without the prior written consent of the other Party, such consent not to be unreasonably withheld, delayed or conditioned.

11.6 Securities Filings. Notwithstanding anything to the contrary in this Article 11, in the event either Party proposes to file with the Securities and Exchange Commission or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document that describes or refers to the terms and conditions of this Agreement or any related agreements between the Parties, or requires the filing of this Agreement as an exhibit to such registration, statement or disclosure document, such Party shall notify the other Party of such intention and shall provide the other Party with a copy of relevant portions of the proposed filing at least seven (7) Business Days prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

thereof), including any exhibits thereto that refer to the other Party or the terms and conditions of this Agreement or any related Agreements between the Parties. The Party making such filing shall cooperate in good faith with the other Party to obtain confidential treatment of the terms and conditions of this Agreement or any related Agreements between the Parties that the other Party reasonably requests be kept confidential or otherwise afforded confidential treatment, and shall only disclose Confidential Information that it is reasonably advised by outside counsel is legally required to be disclosed. Each Party acknowledges that the other Party may be required by securities regulators, including the Securities and Exchange Commission, or advised by such other Party’s outside counsel that the financial terms, including the milestone amounts and/or royalty rates must be included in such filings. No such notice shall be required if the description of or reference to this Agreement or a related agreement between the Parties contained in the proposed filing has been included in any previous filing made by either Party in accordance with this Section 11.6 or otherwise approved by the other Party.

11.7 Relationship to Confidentiality Agreement. This Agreement supersedes the Mutual Confidential Disclosure Agreement between MacroGenics and TPI, effective as of June 27, 2012, and as subsequently amended; provided however, that all “Confidential Information” disclosed or received by the Parties and their Affiliates thereunder shall be deemed Confidential Information hereunder and shall be subject to the terms and conditions of this Agreement.

11.8 Equitable Relief. Given the nature of the Confidential Information and the competitive damage that could result to a Party upon unauthorized disclosure, use or transfer of its Confidential Information to any Third Party, the Parties agree that monetary damages may not be a sufficient remedy for any breach of this Article 11. In addition to all other remedies, a Party shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Article 11.

11.9 Publications

(a) Pre-Exercise Publications. Prior to the exercise of the License Option, MacroGenics may, in its sole discretion, publish results of all non-clinical and clinical trials conducted with respect to a Compound or a Product, and Takeda shall have no such right to publish; provided, however, that Takeda shall have the right to review all proposed publications prior to submission of such publication, solely for the purposes of identifying any relevant intellectual property or Confidential Information of Takeda. MacroGenics shall provide Takeda with a copy of the applicable proposed abstract, manuscript, or presentation no less than fifteen (15) days (five (5) days in the case of abstracts) prior to its intended submission for publication. Takeda shall respond in writing promptly and in no event later than fifteen (15) days (five (5) days in the case of abstracts) after receipt of the proposed material with any concerns regarding patentability or protection of Takeda’s Confidential Information. In the event of concern over patent protection, MacroGenics agrees not to submit such publication or to make such presentation

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

that contains such information until Takeda is given a reasonable period of time, and in no event less than thirty (30) days, to seek patent protection for any material in such publication or presentation which it believes is patentable. Subject to Section 11.3, any Confidential Information of Takeda shall, if requested by Takeda, be removed by MacroGenics.

(b) Post-Exercise Publications. After the exercise of the License Option, Takeda may, in its sole discretion, publish results of all non-clinical and clinical trials conducted with respect to a Compound or a Product, and MacroGenics shall have no such right to publish; provided, however, that MacroGenics shall have the right to review all proposed publications prior to submission of such publication, solely for the purposes of identifying any relevant intellectual property or Confidential Information of MacroGenics. Takeda shall provide MacroGenics with a copy of the applicable proposed abstract, manuscript, or presentation no less than fifteen (15) days (five (5) days in the case of abstracts) prior to its intended submission for publication. MacroGenics shall respond in writing promptly and in no event later than fifteen (15) days (five (5) days in the case of abstracts) after receipt of the proposed material with any concerns regarding patentability or protection of MacroGenics’ Confidential Information. In the event of concern over patent protection, Takeda agrees not to submit such publication or to make such presentation that contains such information until MacroGenics is given a reasonable period of time, and in no event less than thirty (30) days, to seek patent protection for any material in such publication or presentation which it believes is patentable. Subject to Section 11.3, any Confidential Information of MacroGenics shall, if requested by MacroGenics, be removed by Takeda.

(c) Publication Guidelines. All publications relating to a Compound and/or a Product shall be prepared, presented and/or published in accordance with pharmaceutical industry accepted guidelines including: (1) International Committee of Medical Journal Editors (ICMJE) guidelines, (2) Uniform Requirements for Manuscripts Submitted to Biomedical Journals: Writing and Editing for Biomedical Publication, (3) Pharmaceutical Research and Manufacturers of America (PhRMA) guidelines, and (4) Principles on Conduct of Clinical Trials.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. This Agreement shall become effective as of the Effective Date and, unless earlier terminated pursuant to this Article 12, shall continue in full force and effect as long as Takeda continues to Exploit the Compounds or the Products in accordance with the terms and conditions of this Agreement (the “Term”).

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

12.2 Unilateral Termination by Takeda. Takeda shall have the right to terminate this Agreement, at any time after the Effective Date, for any or no reason: (a) upon providing [***] prior written notice to MacroGenics, provided that [***]; and (b) upon providing [***] prior written notice to MacroGenics, provided that [***]. Notwithstanding the foregoing, in the event that Takeda provides such a notice of termination, MacroGenics may, in its sole discretion, [***] notice period by written notice to Takeda. In addition to the foregoing, if there is no License Option Exercise by Takeda prior to the License Option Deadline, this Agreement shall terminate upon the License Option Deadline which shall be deemed to be a termination by Takeda for purposes of Section 12.7(a).

12.3 Termination for Material Breach.

(a) Either Party (the “Non-breaching Party”) may terminate this Agreement in its entirety, or on an country-by-country and Product-by-Product basis, in the event the other Party (the “Breaching Party”) has materially breached this Agreement, and such material breach has not been cured within [***] after receipt of written notice of such breach by the Breaching Party from the Non-Breaching Party (the “Cure Period”). The written notice describing the alleged material breach shall provide sufficient detail to put the Breaching Party on notice of such material breach. Any termination of this Agreement pursuant to this Section 12.3(a) shall become effective at the end of the Cure Period, unless the Breaching Party has cured any such material breach prior to the expiration of such Cure Period, or, if such material breach is not reasonably susceptible to cure within the Cure Period, then, the Non-Breaching Party’s right of termination shall be suspended only if, and for so long as, the Breaching Party has provided to the Non-Breaching Party a written plan that is reasonably calculated to effect a cure of such material breach in a prompt manner as is reasonably practical, but in no event longer than [***] following the unextended expiration of the Cure Period, such plan is accepted by the Non-Breaching Party (such acceptance not to be unreasonably withheld, delayed or conditioned), and the Breaching Party commits to and carries out such plan as provided to the Non-Breaching Party in the timelines set forth in such plan. The right of either Party to terminate this Agreement as provided in this Section 12.3(a) shall not be affected in any way by such Party’s waiver of or failure to take action with respect to any previous breach under this Agreement.

(b) If the Parties reasonably and in good faith disagree as to whether there has been a material breach, the Party that disputes whether there has been a material breach may contest the allegation in accordance with Article 13. Notwithstanding anything to the contrary contained in Section 12.3(a), the Cure Period for any Dispute will run from the date that written notice was first provided to the Breaching Party by the Non-Breaching Party through the resolution of such Dispute pursuant to Article 13, and it is understood and acknowledged that, during the pendency of a Dispute pursuant this Section 12.3(b), all of the terms and conditions of this Agreement shall remain in effect, and the Parties shall continue to perform all of their respective obligations under this Agreement, except that all payment obligations from one Party to the other Party under this Agreement which are subject to the Dispute shall be tolled until the resolution of such Dispute in accordance with Section 13.6.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

12.4 Termination by Takeda for Safety Reasons. Takeda shall have the right to terminate this Agreement, at any time after the Effective Date, with respect to a Product in the Territory at any time upon providing [***] prior written notice to MacroGenics: (a) if [***] of the Product is such that the Product [***]; or (b) [***] related to the use of the Product that [***]. Notwithstanding anything to the contrary in this Agreement, with respect to termination pursuant this Section 12.4, Takeda shall be relieved from making any milestone payments to MacroGenics under Article 8 regarding such Product to the extent a milestone trigger event occurs after Takeda provides MacroGenics with a notice of termination hereunder.

12.5 Termination for Patent Challenge. Either Party may terminate this entire Agreement, at any time after the Effective Date, with respect to a Product in the Territory upon providing written notice to the other Party, if the other Party, or any of the other Party’s Affiliates or sublicensees, directly, or indirectly through assistance granted to a Third Party, commences any interference or opposition proceeding, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to: (a) in the case of Takeda or any of its Affiliates or sublicensees, any MacroGenics Patent, and (b) in the case of MacroGenics or any of its Affiliates or sublicensees, any Takeda Patent (each such action, a “Patent Challenge”). Takeda shall include provisions in all agreements granting sublicenses of MacroGenics Patents or Joint Patents providing that, if the sublicensee undertakes a Patent Challenge with respect to any MacroGenics Patent or Joint Patent which has been sublicensed to the sublicensee, Takeda may terminate such sublicense agreement. MacroGenics will include provisions in all agreements granting sublicenses of Takeda Patents or Joint Patents providing that, if the sublicensee undertakes a Patent Challenge with respect to any Takeda Patent or Joint Patents which has been sublicensed to the sublicensee, MacroGenics may terminate such sublicense agreement.

12.6 Termination for Bankruptcy.

(a) Either Party may terminate this Agreement in its entirety upon providing written notice to the other Party on or after the time that such other Party makes a general assignment for the benefit of creditors, files an insolvency petition in bankruptcy, petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets, commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors, or becomes a party to any proceeding or action of the type described above, and such proceeding or action remains un-dismissed or un-stayed for a period of more than [***].

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) All rights and licenses granted under or pursuant to this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the U.S. Code and other similar laws in any jurisdiction outside the U.S. (collectively, the “Bankruptcy Laws”), licenses of rights to “intellectual property” as defined under the Bankruptcy Laws. If a case is commenced during the Term by or against a Party under Bankruptcy Laws then, unless and until this Agreement is rejected as provided pursuant to such Bankruptcy Laws, such Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee) shall perform all of the obligations in this Agreement intended to be performed by such Party. If a case is commenced during the Term by or against a Party under the Bankruptcy Laws, this Agreement is rejected as provided for under the Bankruptcy Laws, and the non-bankrupt Party elects to retain its rights hereunder as provided for under the Bankruptcy Laws, then the Party subject to such case under the Bankruptcy Laws (in any capacity, including debtor-in-possession) and its successors and assigns (including a Title 11 trustee), shall provide to the non-bankrupt Party copies of all Patents and Information necessary for the non-bankrupt Party to prosecute, maintain and enjoy its rights under the terms of this Agreement. All rights, powers and remedies of the non-bankrupt Party as provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the Bankruptcy Laws) in the event of the commencement of a case by or against a Party under the Bankruptcy Laws. In particular, it is the intention and understanding of the Parties to this Agreement that the rights granted to the Parties under this Section 12.6 are essential to the Parties’ respective businesses and the Parties acknowledge that damages are not an adequate remedy.

12.7 Effects of Termination. All of the following effects of termination are in addition to the other rights and remedies that may be available to either of the Parties under this Agreement and shall not be construed to limit any such rights or remedies. In the event this Agreement is not terminated in its entirety, but rather is terminated on a Product-by-Product or country-by-country basis with respect to one or more Products (the “Terminated Product”) in a particular country (the “Terminated Country”), then, notwithstanding anything to the contrary contained in Sections 12.7(a) or 12.7(b), the consequences of termination described under this Section 12.7 shall only apply to the Terminated Product in the Terminated Country, and this Agreement shall remain in full force and effect in accordance with its terms with respect to all Products other than the Terminated Products, in all countries of the Territory other than the Terminated Countries.

(a) Consequences of Termination by MacroGenics or Takeda. In the event of termination of this Agreement by: (i) MacroGenics pursuant to Section 12.3, Section 12.5, Section 12.6 or Section 15.7; or (ii) Takeda pursuant to Section 12.2, Section 12.4 or Section 15.3:

(1) Without limiting the effect that such termination shall have on any provisions of this Agreement, other than those provisions that this Agreement expressly provides shall survive such termination, all rights and licenses granted herein to Takeda shall terminate, and Takeda shall cease any and all Development, Manufacturing, and commercialization activities with respect to the Products as soon as is reasonably practicable under Applicable Law; provided that such licenses shall continue as necessary for Takeda to complete the orderly wind-down of its activities under this Agreement in accordance with Applicable Law and as otherwise required in accordance with Section 12.7(a)(6);

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(2) All payment obligations hereunder shall terminate, other than those that are accrued and unpaid as of the effective date of such termination;

(3) MacroGenics shall thereafter have all rights previously licensed to Takeda hereunder on a fully paid-up and royalty-free basis itself or with a Third Party or through a Third Party sublicensee, to Develop, Manufacture and commercialize the Products at MacroGenics’ discretion, provided that any Third Party Obligation arising pursuant to Section 8.9 is passed through to MacroGenics;

(4) Takeda hereby grants to MacroGenics, effective as of the effective date of such termination, a limited, non-exclusive, transferable, fully paid-up, royalty-free, sublicenseable license in the Field in the Territory, under the Takeda Technology and Takeda’s right to Joint Technology, solely to Exploit the Products;

(5) At MacroGenics’ written request, Takeda shall grant to MacroGenics, effective as of the date of such request, a limited exclusive, transferable royalty bearing license to use any trademarks owned or Controlled by Takeda which are directly related to the commercialization of Products in the Territory (excluding any Takeda house marks), where such royalty shall be [***] in any country in the Territory where Takeda owns or Controls such trademarks, such royalty to continue in effect for [***] and thereafter to be a perpetual, irrevocable, fully-paid, royalty-free and limited exclusive and transferable license.

(6) The JSC shall coordinate the wind-down of Takeda’s efforts under this Agreement, and Takeda, as soon as reasonably practical after the effective date of such termination, shall provide to MacroGenics, as applicable and to the extent permitted under any applicable Third Party contract: (a) any Information, materials, and data, including copies of all clinical trial data and results, and all other Information and the like developed by or for the benefit of Takeda relating to the Products, including control of, and all Information relating to, the global safety database, and (b) other documents to the extent relating to the Products that are necessary in the continued Development, commercialization and Manufacture of such Products (including material documents and agreements relating to the sourcing and Manufacture of a Product or, to the extent the First Commercial Sale of a Product has occurred, for sale, promotion, distribution, or use of such Product) throughout the Territory. Takeda will reasonably cooperate with MacroGenics to provide a transfer of such material Information, materials, data, and documents. At MacroGenics’ request, Takeda shall assign to MacroGenics any and all agreements to which Takeda, or its Affiliate, and a Third Party are parties, and that in each case relate exclusively to the Development, commercialization and Manufacturing activities conducted in connection with

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Products prior to such termination, or if such assignment is not permitted under the relevant agreement: (X) grant to MacroGenics other rights to provide to MacroGenics the benefit of such non-assignable agreement, at MacroGenics’ expense, to the extent permitted under the terms of such non-assignable agreement; or (Y) to the extent not permitted under the terms of such non-assignable agreement, the Parties shall discuss in good faith an alternative solution to enable MacroGenics to receive, at MacroGenics’ expense, the benefit of the terms of such non-assignable agreement. In the event one or more Products, or any materials relating to such Products, are Manufactured by Takeda or its Affiliate, then, upon the written request of MacroGenics, Takeda shall continue to supply MacroGenics with such Product(s) and/or materials at a commercially reasonable price and for a time period to be mutually agreed upon by the Parties, and, if necessary, provide technical assistance reasonably necessary to assist MacroGenics in the start-up of Manufacturing of the Product(s) and/or materials, and/or obtaining Regulatory Approval of the Product(s). In addition to the actions contemplated in this Section 12.7(a)(6), Takeda shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights to such Product(s) hereunder to MacroGenics;

(7) Subject to the payment of all amounts required under Section 12.7(a)(2) above, Takeda shall have the right to sell or otherwise dispose of any inventory of any Product on hand at the time of such termination or in the process of Manufacturing; provided, however, at MacroGenics’ request, Takeda shall transfer to MacroGenics any Product that has not been sold or used within [***];

(8) Takeda shall transfer to MacroGenics any and all Regulatory Materials directly and solely related to any Products, including any INDs, Drug Approval Applications or Regulatory Approvals, and, upon MacroGenics’ request, shall make available to MacroGenics any other relevant Information reasonably related to such Regulatory Materials and provide a right of reference to applicable Regulatory Materials to the extent necessary for MacroGenics or its licensees to develop and commercialize Products; and

(9) MacroGenics shall have the right to assume all preparation, filing, prosecution, maintenance, and enforcement activities under Article 9 with respect to MacroGenics Patents as to which Takeda has assumed the right and authority to prepare, file, prosecute, maintain or enforce. Takeda will cooperate with MacroGenics and provide MacroGenics with reasonable assistance with the preparation, filing, prosecution, maintenance, and enforcement activities with respect to such MacroGenics Patents. The step-in rights granted to MacroGenics with respect to Joint Patents under Sections 9.3(d), 9.5(b)(2) and 9.7(a) shall remain in effect, and MacroGenics shall have to the right to enforce the Takeda Patents, solely to the extent a license is granted under this Section 12.7, against Third Party infringers.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(b) Consequences of Certain Terminations by Takeda. In the event of termination of this Agreement by Takeda pursuant to Section 12.3, Section 12.5, Section 12.6 or Section 15.7:

(1) Without limiting the effect that such termination shall have on any provisions of this Agreement, other than those provisions that this Agreement expressly provides shall survive such termination, all rights and licenses granted herein to MacroGenics shall terminate (other than the licenses set forth in Section 6.1(b)(4), which shall survive such termination), and MacroGenics shall cease any and all Development, Manufacturing, and commercialization activities (including any co-promotion activities) with respect to the Products as soon as is reasonably practicable under Applicable Law;

(2) All payment obligations set forth in Article 8 shall continue, along with the applicable reporting requirements set forth therein; provided that Takeda may, in accordance with its rights provided under Section 12.8, seek a reduction in Takeda’s payment obligations set forth in Article 8;

(3) Takeda shall thereafter continue to have all rights previously licensed to Takeda hereunder, itself or with a Third Party or through a Third Party sublicensee, to Develop, Manufacture and commercialize any and all Products at Takeda’s discretion;

(4) All licenses granted to Takeda shall continue in full force and effect, in accordance with the terms and conditions of this Agreement, any restrictions on Takeda’s right to sublicense and all rights of MacroGenics with respect to the Co-Promote Option or Co-Funding Option shall cease; and

(5) The JSC shall coordinate the wind-down of MacroGenics’ efforts under this Agreement and MacroGenics, as soon as reasonably practical after the effective date of such termination, shall provide to Takeda, as applicable and to the extent permitted under any applicable Third Party contract: (a) any Information, materials, and data, including copies of all clinical trial data and results, and all other Information, and the like developed by or for the benefit of MacroGenics relating to the Products in the Territory; and (b) other documents to the extent relating to the Products that are necessary in the continued Development, commercialization, and Manufacture of the Products (including material documents and agreements relating to the sourcing and Manufacture of a Product or, to the extent the First Commercial Sale of a Product has occurred, for sale, promotion, distribution, or use of such Product) throughout the Territory. MacroGenics will cooperate with Takeda to provide a transfer of such material Information, materials, data, and documents. At Takeda’s request, MacroGenics shall assign to Takeda any and all agreements to which MacroGenics, or its Affiliate, and a Third Party are parties that in each case relate exclusively to Development, commercialization and Manufacturing activities conducted in or for the Territory in connection with the Products for the Territory prior to such termination, or if such assignment is not permitted under the relevant agreement: (X) grant to Takeda other rights to provide to Takeda the benefit of such non-assignable agreement, at Takeda’s expense, to the extent permitted under the terms of such non-assignable agreement; or (Y) to the extent not permitted under the terms of such non-assignable agreement, the Parties shall discuss in good faith an alternative solution to enable Takeda to receive, at Takeda’s expense, the benefit of the terms of such non-assignable agreement. In the event that one or more Products, or any materials relating to such Products, are Manufactured by MacroGenics or its Affiliate, then, upon the written request of Takeda, MacroGenics shall continue to supply Takeda with such Product(s) and/or materials at a commercially reasonable price and for a time period to be mutually agreed upon by the Parties, and, if necessary, provide technical assistance (at MacroGenics’ reasonable expense) reasonably necessary to assist Takeda in the start-up of Manufacturing of the Product(s) and/or materials, and/or obtaining Regulatory Approval of such Product(s). In addition to the actions contemplated in this Section 12.7(b)(5), MacroGenics shall take such other actions and execute such other instruments, assignments and documents as may be necessary to affect the transfer of rights to such Product(s) hereunder to Takeda.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

(6) Notwithstanding the foregoing, the provisions set forth in this Section 12.7(b) shall only be applicable from and after the exercise by Takeda of the License Option in accordance with the terms and conditions of this Agreement.

12.8 Remedies. Except as otherwise explicitly set forth in this Agreement, termination or expiration of this Agreement shall not relieve the Parties of any Liability or obligation which accrued hereunder prior to the effective date of such termination or expiration, nor prejudice either Party’s right to obtain performance of any obligation. Each Party shall be free, pursuant to Article 13, to seek, without restriction as to the number of times it may seek, damages, costs and remedies that may be available to it under Applicable Law or in equity and shall be entitled to offset the amount of any damages and costs obtained against the other Party in a final determination under Section 13.3, against any amounts otherwise due to such other Party under this Agreement.

12.9 Survival. In the event of termination of this Agreement, in addition to the provisions of this Agreement that continue in effect in accordance with their terms, the following provisions of this Agreement shall survive: Articles 1 (as applicable), 11, 12, 13, 14 (solely to as to activities arising during the Term or as to any activities conducted in the course of a Party’s exercise of a license surviving the Term) and 15 and Sections 6.1(b)(4), 8.10, 8.11, 8.12, 9.1 and 10.4.

ARTICLE 13

DISPUTE RESOLUTION

13.1 Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in this Article 13 shall be the exclusive mechanism for resolving any dispute, controversy, or claim between the Parties that may arise from time to time pursuant to this Agreement relating to either Party’s rights or obligations hereunder (each, a “Dispute”, and collectively, the “Disputes”) that is not resolved through good faith negotiation between the Parties. For the avoidance of doubt, Article 13 shall not apply to any decision about which [***] as set forth in Sections [***].

13.2 Resolution by Executive Officers. Except as otherwise provided in this Section 13.2, in the event of any Dispute, regarding the construction or interpretation of this Agreement, or the rights, duties or Liabilities of either Party hereunder, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves. In the event that such Dispute is not resolved on an informal basis [***], either Party may, by written notice to the other Party, refer the Dispute to a senior executive officer with appropriate decision making authority (or his/her delegate) of the other Party for attempted resolution by good faith negotiation within [***] after such notice is received. Each Party may, in its discretion, seek resolution of any and all Disputes that are not resolved under this Section 13.2 in accordance with Section 13.3.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

13.3 Litigation. Any unresolved Dispute which was subject to Section 13.2, shall be brought exclusively in a court of competent jurisdiction, federal or state, located in [***], and in no other jurisdiction. Each Party hereby consents to personal jurisdiction and venue in, and agrees to service of process issued or authorized by, such court.

13.4 Preliminary Injunctions. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis.

13.5 Patent and Trademark Disputes. Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any Patent or trademark relating to a Product that is the subject of this Agreement shall be determined in a court or other tribunal, as the case may be, of competent jurisdiction under the applicable patent or trademark laws of the country in which such Patent or trademark rights were granted or arose.

13.6 Tolling. During the pendency of any dispute resolution proceeding between the Parties under this Article 13, the obligation to make any payment under this Agreement from one Party to the other Party or of either Party to exercise an option hereunder, to the extent that such payment or option exercise is the subject, in whole or in part, of a proceeding under this Article 13, shall be tolled until the final outcome of such dispute has been established. For the avoidance of doubt, any payments that are not the subject of such dispute resolution proceeding shall be paid as required by the provisions of this Agreement.

13.7 Confidentiality. Any and all activities conducted under Sections 13.2 and 13.3, including any and all proceedings and decisions under Section 13.3, shall be deemed Confidential Information of each of the Parties, and shall be subject to Article 11.

13.8 WAIVER OF RIGHT TO JURY TRIAL. In connection with the Parties’ rights under Section 13.3 and Section 13.4, EACH PARTY, TO THE EXTENT PERMITTED BY LAW, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES. THIS WAIVER APPLIES TO ANY ACTION OR LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.

ARTICLE 14

INDEMNIFICATION

14.1 Indemnification by Takeda. Takeda hereby agrees to defend, indemnify and hold harmless MacroGenics and its Affiliates, and each of their respective directors, officers, employees, agents and representatives (each, a “MacroGenics Indemnitee”) from and against any and all claims, suits, actions, demands, liabilities, expenses and/or losses, including reasonable legal expenses and attorneys’ fees (collectively, the “Losses”), to

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

which any MacroGenics Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party (each, a “Claim”) to the extent such Losses arise directly or indirectly out of: (a) the practice by Takeda or its Affiliate or sublicensee of any license granted to it under Article 3 or Article 6; (b) the manufacture, use, handling, storage, sale marketing, export, import or other disposition of any Compound or Product by Takeda or its Affiliate or sublicensee; (c) the breach by Takeda of any warranty, representation, covenant or agreement made by Takeda in this Agreement, or, if MacroGenics exercises the Co-Promote Option, the Co-Promotion Agreement; and (d) the negligence, gross negligence, illegal conduct or willful misconduct (including to the extent such negligence, gross negligence, illegal conduct or willful misconduct gives rise to product liability Claims under any legal theory) of Takeda or its Affiliate or sublicensee, or any officer, director, employee, agent or representative thereof; except, with respect to each of subsections (a) through (d) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence, illegal conduct or willful misconduct of any MacroGenics Indemnitee or the breach by MacroGenics of any warranty, representation, covenant or agreement made by MacroGenics in this Agreement.

14.2 Indemnification by MacroGenics. MacroGenics hereby agrees to defend, indemnify and hold harmless Takeda and its Affiliates and each of their respective directors, officers, employees, agents and representatives (each, a “Takeda Indemnitee”) from and against any and all Losses to which any Takeda Indemnitee may become subject as a result of any Claim to the extent such Losses arise directly or indirectly out of: (a) the practice by MacroGenics or its Affiliate or its licensee (other than Takeda or its Affiliates or sublicensee) of any retained or reverted license right under Article 3, Article 6 or Article 12 hereof to Develop, Manufacture or commercialize any Compound or Product pursuant to the terms of this Agreement, or, if MacroGenics exercises its Co-Promotion Option, any Co-Promotion Agreement; (b) the manufacture, use, handling, storage, sale or other disposition of any Compound or Product by MacroGenics or its Affiliate or its licensee (other than Takeda or its Affiliate or sublicensee); (c) the breach by MacroGenics of any warranty, representation, covenant or agreement made by MacroGenics in this Agreement, or, if MacroGenics exercises the Co-Promote Option, the Co-Promotion Agreement; and (d) the negligence, gross negligence, illegal conduct, or willful misconduct (including to the extent such negligence, gross negligence, illegal conduct or willful misconduct gives rise to product liability Claims under any legal theory) of MacroGenics or its Affiliate or its licensee (other than Takeda or its Affiliate or sublicensee), or any officer, director, employee, agent or representative thereof; except, with respect to each of subsections (a) through (d) above, to the extent such Losses arise directly or indirectly from the negligence, gross negligence, illegal conduct or willful misconduct of any Takeda Indemnitee or the breach by Takeda of any warranty, representation, covenant or agreement made by Takeda in this Agreement.

14.3 Indemnification Procedures.

(a) Notice. Promptly after a MacroGenics Indemnitee or a Takeda Indemnitee (each, an “Indemnitee”) receives notice of a pending or threatened Claim, such Indemnitee shall give written notice of the Claim to the Party from whom the Indemnitee is entitled to receive indemnification pursuant to

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Sections 14.1 or 14.2, as applicable (the “Indemnifying Party”). However, an Indemnitee’s delay in providing or failure to provide such notice shall not relieve the Indemnifying Party of its indemnification obligations, except to the extent it can demonstrate prejudice due to the delay or lack of notice.

(b) Defense. Upon receipt of notice under this Section 14.3 from the Indemnitee, the Indemnifying Party will have the duty to either compromise or defend, at its own expense and by counsel (reasonably satisfactory to Indemnitee) such Claim. The Indemnifying Party will promptly (and in any event not more than [***] after receipt of the Indemnitee’s original notice) notify the Indemnitee in writing that it acknowledges its obligation (which acknowledgment shall not be deemed or construed as an admission of liability, either under this Article 14 or otherwise) to indemnify the Indemnitee with respect to the Claim pursuant to this Article 14 and of its intention to compromise or defend such Claim. Once the Indemnifying Party gives such notice to the Indemnitee, the Indemnifying Party is not liable to the Indemnitee for the fees of other counsel or any other expenses subsequently incurred by the Indemnitee in connection with such defense, other than the Indemnitee’s reasonable out of pocket Third Party expenses related to its investigation and cooperation. As to all Claims as to which the Indemnifying Party has assumed control under this Section 14.3(b), the Indemnitee shall have the right to employ separate counsel and to participate in the defense of a Claim (as reasonably directed by the Indemnifying Party) at its own expense.

(c) Cooperation. The Indemnitee will cooperate fully with the Indemnifying Party and its legal representatives in the investigation and defense of any Claim. The Indemnifying Party shall keep the Indemnitee informed on a reasonable and timely basis as to the status of such Claim (to the extent the Indemnitee is not participating in the defense of such Claim) and conduct the defense of such Claim in a prudent manner.

(d) Settlement. If an Indemnifying Party assumes the defense of a Claim, no compromise or settlement of such Claim may be effected by the Indemnifying Party without the Indemnitee’s written consent (such consent not to be unreasonably withheld, delayed or conditioned), unless: (1) there is no finding or admission of any violation of law or any violation of the rights of any person and no effect on any other claims that may be made against the Indemnitee; (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party; and (3) the Indemnitee’s rights under this Agreement are not adversely affected. If the Indemnifying Party fails to assume defense of a Claim within a reasonable time, the Indemnitee may settle such Claim on such terms as it deems appropriate with the consent of the Indemnifying Party (such consent not to be unreasonably withheld, delayed or conditioned), and the Indemnifying Party shall be obligated to indemnify the Indemnitee for such settlement as provided in this Article 14.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

14.4 Insurance. Each Party shall, at its own expense, procure and maintain during the Term and for a period of [***] thereafter, insurance policy/policies, including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated. Such insurance shall not be construed to create a limit of a Party’s liability with respect to its indemnification obligations under this Article 14. Each Party shall provide the other Party with prompt written notice of cancellation, non-renewal or material change in such insurance that could materially adversely affect the rights of such other Party hereunder, and shall provide such notice within thirty (30) days after any such cancellation, non-renewal or material change. The Parties acknowledge and agree that Takeda may meet its obligations under this Section 14.4 through self-insurance.

14.5 Limitation of Liability. EXCEPT FOR A PARTY’S OBLIGATIONS SET FORTH IN THIS ARTICLE 14, AND ANY BREACH OF ARTICLE 11 (CONFIDENTIALITY), IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (OR THE OTHER PARTY’S AFFILIATES OR SUBLICENSEES) IN CONNECTION WITH THIS AGREEMENT FOR LOST REVENUE, LOST PROFITS, LOST SAVINGS, LOSS OF USE, DAMAGE TO GOODWILL, OR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR INDIRECT DAMAGES UNDER ANY THEORY, INCLUDING CONTRACT, NEGLIGENCE, OR STRICT LIABILITY, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

ARTICLE 15

MISCELLANEOUS

15.1 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given on the date delivered, if delivered personally, or on the next Business Day after being sent by reputable overnight courier (with delivery tracking provided, signature required and delivery prepaid), in each case, to the parties at the following addresses, or on the date sent and confirmed by electronic transmission to the telecopier number specified below or confirmatory return email to the email address specified below (or at such other address, telecopier number or email address for a party as shall be specified by notice given in accordance with this Section 15.1).

(a) If to Takeda:

Takeda Pharmaceutical Company Limited

1-1, Doshomachi 4-chome

Chuo-ku, Osaka 540-8645

Attention: Vice President, Global Licensing and Business

Development

Fax: (+81) 3-3278-2323

with copies to:

Takeda Pharmaceuticals U.S.A., Inc.

One Takeda Parkway

Deerfield, IL 60015

Attention: General Counsel

Fax: 224-544-7831

(b)	If to MacroGenics:

MacroGenics, Inc.

9640 Medical Center Drive

Rockville, MD 20850

Attention: CEO

Koenigs@macrogenics.com

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

with copies to:

MacroGenics, Inc.

9640 Medical Center Drive

Rockville, MD 20850

Attention: General Counsel

Sarana@macrogenics.com

15.2 Governing Law. This Agreement and all disputes arising out of or related to this Agreement or any breach hereof shall be governed by and construed under the laws of the State of New York, without giving effect to any choice of law principles that would require the application of the laws of a different state.

15.3 Change of Control of MacroGenics.

(a) MacroGenics (or its successor) shall provide notice to Takeda of any Change of Control of MacroGenics within [***] after the date upon which the MacroGenics Change of Control closes or otherwise becomes effective. Public disclosure of such Change of Control shall be deemed to be sufficient notice to Takeda under this Section 15.3.

(b) On or before the date that is [***] after the date upon which a Change of Control of MacroGenics closes or otherwise becomes effective, Takeda may terminate this Agreement in its entirety; or, in Takeda’s sole and absolute discretion, Takeda may require (and MacroGenics, or its successor, shall perform, as applicable) any one or more of the following actions: (1) the Parties shall dissolve the JSC and after such dissolvement Takeda shall solely have all rights (including all decision-making rights) and shall perform all activities assigned by this Agreement to the JSC; (2) MacroGenics and its successor shall adopt reasonable written procedures, approved by Takeda, to prevent disclosure of Takeda’s Confidential Information; or (3) terminate the sublicense granted to MacroGenics under Section 6.1(b)(3).

15.4 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to an Affiliate or (subject to Section 15.3 above) to a successor to substantially all of the business of such Party to which this Agreement relates, whether in a merger, sale of stock, sale of assets or other transaction. Any successor or assignee of rights and/or obligations permitted hereunder shall, in writing to the other Party, expressly assume performance of such rights and/or obligations. Any permitted assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section shall be null, void and of no legal effect. For purposes of clarity, each Party agrees that notwithstanding any provisions of this Agreement to the contrary, if this Agreement is assigned by MacroGenics in connection with a Change of Control or by Takeda pursuant to a similar transaction, such assignment shall not provide the non-assigning Party with any rights or access to the intellectual property or technology of the assigning Party’s successor.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

15.5 Designation of Affiliates. Each Party may discharge any obligation and exercise any right hereunder through delegation of its obligations or rights to any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

15.6 Relationship of the Parties. It is expressly agreed that MacroGenics, on the one hand, and Takeda, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither MacroGenics nor Takeda shall have the authority to make any statements, representations or commitments of any kind, or to take any action which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of that Party and not of the other Party and all costs and obligations incurred by reason of such employment shall be for the account and expense of such Party.

15.7 Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by Force Majeure and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting Force Majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. Notwithstanding the foregoing, a Party shall not be excused from making payments owed hereunder because of a Force Majeure affecting such Party. If a Force Majeure persists for more than [***], then the Parties shall discuss in good faith the modification of the Parties’ obligations under this Agreement in order to mitigate the delays caused by such Force Majeure. In the event a Party is prevented from performing its obligations under this Agreement due to Force Majeure for more than [***] according to this Section 15.7, the other Party shall have the right to terminate this Agreement upon [***] notice after the expiration of such period. A termination under this Section 15.7 by either Party shall be treated as a termination under Section 12.3 and the corresponding provisions for termination under Section 12.3 shall apply except to the extent the affected Party is prevented from performing due to the Force Majeure.

15.8 Entire Agreement. This Agreement, including the Exhibits hereto, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto with respect to the subject matter hereof and supersedes, as of the Effective Date, all prior and contemporaneous agreements and understandings between the Parties with respect to the subject matter hereof; provided, that the Mutual Confidential Disclosure Agreement between MacroGenics and TPI, dated June 27, 2012 and as subsequently amended, shall be superseded and terminated hereby, with all Confidential Information disclosed thereunder

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

being deemed Confidential Information under this Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. In the event of any inconsistency between the body of this Agreement and either any Exhibits to this Agreement or any subsequent agreements ancillary to this Agreement, unless otherwise express stated to the contrary in such Exhibit or ancillary agreement, the terms contained in this Agreement shall control.

15.9 Severability. If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

15.10 English Language. This Agreement shall be written in and executed in, and all other communications under or in connection with this Agreement, shall be in the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

15.11 Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.

15.12 Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof.

15.13 Headings. The headings of each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.

15.14 Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural shall include the singular, and the use of any gender shall be applicable to all genders. Whenever this Agreement refers to a number of days without using a term otherwise defined herein, such number refers to calendar days. The terms “including,” “include,” “includes” or “for example” shall not limit the generality of any description preceding such term and, as used herein, shall have the same meaning as “including, but not limited to,” and/or “including, without limitation.” The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.

15.15 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by .pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date(s) set forth below.

Takeda Pharmaceutical Company Limited

By:	/s/ Yasuchika Hasegawa
Name:	Yasuchika Hasegawa

Title:	President and CEO

Date:	May 22, 2014

MacroGenics, Inc.

By:	/s/ Scott Koenig, M.D., PhD
Name:	Scott Koenig, M.D., PhD

Title:	President and CEO

Date:	May 22, 2014

EXHIBIT A

DARTs

DARTs consist of bispecific proteins having two covalently linked polypeptide chains, A and B, where chain A consists of the VL of a first antibody linked by a short intervening sequence to the VH or a second antibody and chain B consists of the VL of the second antibody linked by a short intervening sequence of the VH of the first antibody.

DART Platform proteins include but are not limited to:

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

MGD010

[***]

[***]

[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT B

MACROGENICS PATENTS

	Title	Pending Application Number	Foreign Rights	Platform Patent or Product Patent
1	[***]	[***]	[***]	Platform Patent (DART structure)
2	[***]	[***]	[***]	Platform Patent (DART structure) (Product Patent potential: for generic CD32B x CD79B diabodies/DARTS)
3	[***]	[***]	[***]	Platform Patent (DART structure) (Product Patent potential: for generic CD32B x CD79B bispecific)
4	[***]	[***]	[***]	Platform Patent (DART structure) (Product Patent potential: for generic CD32B x CD79B bispecific)
5	[***]	[***]	[***]	Platform Patent (generic CD32B mabs)
6	[***]	[***]	[***]	Platform Patent (CD32B mab Clone [***] and fragments)
7	[***]	[***]	[***]	Platform Patent (CD79B mab and fragments) (Product Patent potential: for CD79B x CD32B DARTS)
8	[***]	[***]	[***]	Product Patent (MGD010)

The designation above of a Patent as a “Platform Patent” or “Product Patent” is based on the claims of the foregoing Patents as of the Effective Date. The Parties recognize that the designation may change during the Term, as the claims of the Patents change.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT B-1

Trademarks

PEG-DART

ABD-DART

MP3-DART

IG-DART

FC-DART

ONCO-DART

T-DART

I-DART

DART

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT C

THE RESEARCH AGREEMENT

General. The Parties intend to jointly collaborate on the identification and evaluation of potential DARTs generated using the DART Platform, other than MGD010, with the goal of selecting Research Compounds, including the Initial Research Compound, and performing research and development on each Research Compound pursuant to a Research Plan in order to [***] (collectively, the “Research Program”).

Governance of the Research Program. The Research Program would be overseen by a Joint Research Committee (“JRC”).

Nomination and Selection of Research Compounds. [***]

•	Initial Research Compound: [***]

•	Nomination. [***] (each a “Candidate”).

•	Decision Making. [***]

Research Plans and Research Activities.

•	Research Plans. The activities conducted under the Research Program for each Research Compound would be governed by a comprehensive Research Plan, including a research budget. [***]

•	Initiation of Research Activities. Upon the initiation of activities with respect to each Research Compound [***]

•	[***]

•	Research Expenses. [***]

•	[***]

Intellectual Property Rights during Research Program.

•	Cross Licenses. The Parties would grant each other royalty-free cross licenses under their respective rights in MacroGenics’ Research Technology, Takeda’s Research Technology, and the jointly owned Research Technology (if any), solely to the extent necessary or useful for the other Party to perform its obligations under the Research Plan with respect to such Research Compound.

“Research Technology” would mean, collectively, [***]

[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Termination of Research Program. The Research Agreement would set forth usual and customary termination rights with respect to both the Research Program in its entirety and each Research Compound and Candidate individually.

[***]

Consideration. With respect to each Research Compound Takeda would make the following milestone and royalty payments set forth below:

[***]	[***]
[***]	[***]
[***]	[***]
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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT D

PRE-OPTION DEVELOPMENT PLAN

Timeline:

[***]

Budget:

Out of Pocket Expenses
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[***]	[***]
[***]	[***]
TOTAL	[***]

Pursuant to the Pre-Option Development Plan, MacroGenics shall perform the following Development activities.

[***]

[***]	[***]
[***]	[***]
[***]	[***] [***]
[***]	[***]
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[***]

[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT E

POST-OPTION INTERIM DEVELOPMENT PLAN

Pursuant to the Post-Option Development Plan, [***]

Timeline

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[***]

[***]	[***]
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[***]	[***]
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*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT F

[***]

[***]

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

EXHIBIT G

PRESS RELEASE

MacroGenics and Takeda Enter Strategic Alliance to Develop DART for Treatment of Autoimmune Disorders

•	Option-based collaboration around MGD010 product candidate

•	Incorporates MacroGenics’ proprietary DART technology for bi-specific targeting of CD32B and CD79B

•	MacroGenics has option to co-promote in the United States

•	MacroGenics may participate in funding late-stage development in exchange for North American profit share

ROCKVILLE, Maryland and OSAKA, Japan – May __, 2014 – MacroGenics, Inc. (Nasdaq: MGNX), a clinical-stage biopharmaceutical company focused on discovering and developing innovative monoclonal antibody-based therapeutics for the treatment of cancer and autoimmune diseases, and Takeda Pharmaceutical Company Limited jointly announced today that they have entered into an option agreement for the development and commercialization of MGD010. This product candidate incorporates MacroGenics’ proprietary platform for Dual-Affinity Re-Targeting (DART®) to simultaneously engage CD32B and CD79B, which are two B-cell surface proteins. MGD010 is currently in pre-clinical development for the treatment of autoimmune diseases.

“We are very pleased to be collaborating with MacroGenics, given the company’s expertise in exploring ways to harness the power of the immune system to treat complex, difficult diseases, including autoimmune disorders. We believe bi-specific antibodies are an important new frontier in medicine that may unlock additional therapeutic options for patients in the future,” said Tetsuyuki Maruyama, Ph.D., General Manager of the Pharmaceutical Research Division at Takeda. We look forward to building a long-term strategic collaboration with MacroGenics.”

Under the terms of the agreement, MacroGenics will receive an upfront payment of $15 million and Takeda receives an option to obtain an exclusive worldwide license for MGD010 following the completion of a pre-defined Phase 1a study. MacroGenics will lead all product development activities until that time. If Takeda exercises its option, it will assume responsibility for future development and pay MacroGenics an option exercise fee which, when combined with the upfront payment and an early development milestone, will total $33 million. Assuming successful development and commercialization of MGD010, MacroGenics could receive up to an additional $468.5 million in clinical, regulatory and commercialization milestone payments. If commercialized, MacroGenics would receive double-digit royalties on any global net sales and has the option to co-promote MGD010 with Takeda in the United States. Finally, MacroGenics may elect to fund a portion of Phase 3 clinical development in exchange for a North American profit share.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

“We are delighted to enter into this collaboration with Takeda. This partnership represents our fifth DART collaboration and MGD010 represents the first autoimmune DART program planned for clinical development,” said Scott Koenig, M.D., Ph.D., President and CEO of MacroGenics. “As a leading global pharmaceutical company, Takeda brings extraordinary expertise in the autoimmune area with significant capabilities in developing and delivering novel medicines to patients. This collaboration will enable us to further broaden and accelerate our pipeline of innovative DART-based product candidates.”

About MGD010

Currently approved B-cell-targeted therapies either cause depletion of B cells, thus limiting their applicability due to the potential for infections, or exhibit a delayed onset of action and limited efficacy across patient populations. To address these limitations, MacroGenics is developing MGD010, a humanized DART compound that simultaneously targets CD32B and CD79B.

In pre-clinical studies, MGD010 modulates the function of human B cells without B cell depletion. In normal conditions, B cells utilize CD32B as one of the key negative regulators to ensure that tolerance to self is maintained and autoimmune disease does not occur. MGD010 exploits this mechanism and triggers this inhibitory “immune checkpoint” loop. MacroGenics believes this molecule preferentially blocks those B cells that are activated to produce the pathogenic antibodies that promote the autoimmune process. Studies in SLE (Systemic Lupus Erythematosus) patient B cells and humanized mouse models have demonstrated that MGD010 can block B cell activation in the absence of B cell depletion. To advance this program to the clinic, MacroGenics completed studies in a non-human primate model with MGD010 demonstrating a favorable safety profile and pharmacological effects on targeted B cells.

Background on DART Platform

MacroGenics’ Dual-Affinity Re-Targeting (DART®) platform enables the targeting of multiple antigens or cells by using a single molecule with an antibody-like structure. The Company has created over 100 DART-based molecules, or DARTs, which have been configured for the potential treatment of cancer, autoimmune disorders and infectious disease. These DARTs can be tailored for either short or prolonged pharmacokinetics and have demonstrated good stability and attractive manufacturability. The Company has completed in vitro and in vivo proof of concept pre-clinical studies with multiple candidates and expects to advance its first two DARTs into clinical development in 2014.

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

About MacroGenics, Inc.

MacroGenics is a clinical-stage biopharmaceutical company focused on discovering and developing innovative monoclonal antibody-based therapeutics for the treatment of cancer and autoimmune diseases. The Company generates its pipeline of product candidates from its proprietary suite of next-generation antibody technology platforms, which it believes improve the performance of monoclonal antibodies and antibody-derived molecules. The Company creates both differentiated molecules that are directed to novel cancer targets, as well as “bio-betters,” which are drugs designed to improve upon marketed medicines. The combination of MacroGenics’ technology platforms and antibody engineering expertise has allowed the Company to generate promising product candidates and enter into several strategic collaborations with global pharmaceutical and biotechnology companies. www.MacroGenics.com

MacroGenics’ Cautionary Note on Forward-Looking Statements

Any statements in this press release about future expectations, plans and prospects for MacroGenics, including statements about the company’s strategy, future operations, clinical development of the company’s therapeutic candidates, milestone or opt-in payments from the company’s collaborators, the company’s anticipated milestones and future expectations and plans and prospects for the company and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties inherent in the initiation and enrollment of future clinical trials, expectations of expanding ongoing clinical trials, availability and timing of data from ongoing clinical trials, expectations for regulatory approvals, other matters that could affect the availability or commercial potential of the company’s product candidates and other risk factors described in the company’s filings with the Securities and Exchange Commission, including those discussed in the “Risk Factors” section of the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequent Quarterly Reports on Form 10-Q. In addition, the forward-looking statements included in this press release represent the company’s views as of the date hereof. MacroGenics anticipates that subsequent events and developments will cause the company’s views to change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date hereof.

About Takeda Pharmaceutical Company Limited

Located in Osaka, Japan, Takeda is a research-based global company with its main focus on pharmaceuticals. As the largest pharmaceutical company in Japan and one of the global leaders of the industry, Takeda is committed to strive towards better health for people worldwide through leading innovation in medicine. Additional information about Takeda is available through its corporate website, www.Takeda.com

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.

Takeda’s Forward-Looking Statements

This press release contains “forward-looking statements.” Forward-looking statements include all statements other than statements of historical fact, including plans, strategies and expectations for the future, statements regarding the expected timing of filings and approvals relating to the transaction, the expected timing of the completion of the transaction, the ability to complete the transaction or to satisfy the various closing conditions, future revenues and profitability from or growth or any assumptions underlying any of the foregoing. Statements made in the future tense, and words such as “anticipate,” “expect,” “project,” “continue,” “believe,” “plan,” “estimate,” “pro forma,” “intend,” “potential,” “target,” “forecast,” “guidance,” “outlook,” “seek,” “assume,” “will,” “may,” “should,” and similar expressions are intended to qualify as forward-looking statements. Forward-looking statements are based on estimates and assumptions made by management that are believed to be reasonable, though they are inherently uncertain and difficult to predict. Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.

Forward-looking statements involve risks and uncertainties that could cause actual results or experience to differ materially from that expressed or implied by the forward-looking statements. Some of these risks and uncertainties include, but are not limited to: required regulatory approvals for the transaction may not be obtained in a timely manner, if at all; the conditions to closing of the transaction may not be satisfied; competitive pressures and developments; applicable laws and regulations; the success or failure of product development programs; actions of regulatory authorities and the timing thereof; changes in exchange rates; and claims or concerns regarding the safety or efficacy of marketed products or product candidates in development.

The forward-looking statements contained in this press release speak only as of the date of this press release, and neither MacroGenics nor Takeda undertake any obligation to revise or update any forward-looking statements to reflect new information, future events or circumstances after the date of the forward-looking statement. If one or more of these statements is updated or corrected, investors and others should not conclude that additional updates or corrections will be made.

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CONTACT:

Jim Karrels, Vice President, CFO

MacroGenics, Inc.

1-301-251-5172, info@MacroGenics.com

Karen Sharma, Vice President

MacDougall Biomedical Communications on behalf of MacroGenics, Inc.

1-781-235-3060, ksharma@macbiocom.com

Julia Ellwanger, Senior Director, External Communications

Takeda Pharmaceuticals International, Inc.

1-224-554-7681, julia.ellwanger@takeda.com

Takeda Pharmaceutical Company Limited

Corporate Communications Dept.

+81-3-3278-2037

*** = Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

An unredacted version of this exhibit has been filed separately with the Commission.